[LIBERTY FUNDS LOGO]

                               [GRAPHIC OMITTED]

                              Liberty Acorn Funds

                                 Annual Report
                               December 31, 2001

      Liberty Acorn Family of Funds
            Annual Report 2001

         >Net Asset Value Per Share as of 12/31/01

             Liberty   Liberty Acorn       Liberty   Liberty Acorn       Liberty
          Acorn Fund   International     Acorn USA   Foreign Forty  Acorn Twenty
--------------------------------------------------------------------------------
Class A       $17.80          $18.35        $17.50          $12.07        $15.17
--------------------------------------------------------------------------------
Class B       $17.67          $18.22        $17.40          $11.96        $15.05
--------------------------------------------------------------------------------
Class C       $17.66          $18.21        $17.40          $11.97        $15.05
--------------------------------------------------------------------------------

      >2001 Year-End Distributions

The following table details the funds' year-end distributions. The record date was December 7, 2001 and the payable date was December 14, 2001. Data applies to Class A, B and C shares.

                              Liberty  Liberty Acorn      Liberty  Liberty Acorn        Liberty
                           Acorn Fund  International    Acorn USA  Foreign Forty   Acorn Twenty
-----------------------------------------------------------------------------------------------
Long-term Capital Gains         $0.07           None        $0.13           None          $0.03
-----------------------------------------------------------------------------------------------
Short-term Capital Gains         None           None         None           None           None
-----------------------------------------------------------------------------------------------
Ordinary Income                  None           None         None           None           None
-----------------------------------------------------------------------------------------------

----------------------------
Not FDIC   May Lose Value
 Insured   No Bank Guarantee
----------------------------

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Liberty Acorn Family of Funds Annual Report 2001
     Table of Contents

Share Class Performance                                                        2
Fund Performance vs. Benchmarks                                                3

Squirrel Chatter: Imposture Arraigned                                          4

Liberty Acorn Fund
         In a Nutshell                                                         6
         At a Glance                                                           7
         Major Portfolio Changes                                              16
         Statement of Investments                                             18

Liberty Acorn International
         In a Nutshell                                                         8
         At a Glance                                                           9
         Major Portfolio Changes                                              26
         Statement of Investments                                             28
         Portfolio Diversification                                            32

Liberty Acorn USA
         In a Nutshell                                                        10
         At a Glance                                                          11
         Major Portfolio Changes                                              33
         Statement of Investments                                             34

Liberty Acorn Foreign Forty
         In a Nutshell                                                        12
         At a Glance                                                          13
         Major Portfolio Changes                                              37
         Statement of Investments                                             38
         Portfolio Diversification                                            40

Liberty Acorn Twenty
         In a Nutshell                                                        14
         At a Glance                                                          15
         Major Portfolio Changes                                              41
         Statement of Investments                                             42

Liberty Acorn Family of Funds
         Statements of Assets and Liabilities                                 44
         Statements of Operations                                             45
         Statements of Changes in Net Assets                                  46
         Financial Highlights                                                 50
         Notes to Financial Statements                                        56
         Report of Independent Auditors                                       61
         Special Notice                                                       63
         Trustees, Officers and Contact Information                           64

The Liberty Acorn Family of Funds
      >Share Class Performance Average Annual Total Returns through 12/31/01

                                      Class A                     Class B                     Class C
                              Without         With        Without         With        Without         With
                            Sales Charge  Sales Charge  Sales Charge  Sales Charge  Sales Charge  Sales Charge
--------------------------------------------------------------------------------------------------------------
Liberty Acorn Fund
(6/10/70)
--------------------------------------------------------------------------------------------------------------
4th quarter*                   19.38%        12.52%        19.15%        14.15%        19.08%        18.08%
--------------------------------------------------------------------------------------------------------------
1 year                          5.56%        -0.51%         4.92%        -0.08%         4.86%         3.86%
--------------------------------------------------------------------------------------------------------------
5 years                        15.45%        14.09%        15.28%        15.05%        15.27%        15.27%
--------------------------------------------------------------------------------------------------------------
10 years                       16.54%        15.85%        16.45%        16.45%        16.44%        16.44%
--------------------------------------------------------------------------------------------------------------
Life of Fund                   16.53%        16.31%        16.50%        16.50%        16.50%        16.50%
--------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)
--------------------------------------------------------------------------------------------------------------
4th quarter*                   12.58%         6.10%        12.47%         7.47%        12.41%        11.41%
--------------------------------------------------------------------------------------------------------------
1 year                        -21.59%       -26.10%       -22.04%       -25.87%       -22.08%       -22.85%
--------------------------------------------------------------------------------------------------------------
5 years                         5.37%         4.13%         5.23%         4.92%         5.21%         5.21%
--------------------------------------------------------------------------------------------------------------
Life of Fund                   10.94%        10.23%        10.85%        10.85%        10.84%        10.84%
--------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)
--------------------------------------------------------------------------------------------------------------
4th quarter*                   12.31%         5.85%        12.11%         7.11%        12.11%        11.11%
--------------------------------------------------------------------------------------------------------------
1 year                         18.65%        11.83%        17.92%        12.92%        17.92%        16.92%
--------------------------------------------------------------------------------------------------------------
5 years                        13.18%        11.84%        13.02%        12.77%        13.02%        13.02%
--------------------------------------------------------------------------------------------------------------
Life of Fund                   15.59%        14.31%        15.44%        15.34%        15.44%        15.44%
--------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)
--------------------------------------------------------------------------------------------------------------
4th quarter*                   15.50%         8.86%        15.33%        10.33%        15.32%        14.32%
--------------------------------------------------------------------------------------------------------------
1 year                        -29.17%       -33.24%       -29.73%       -33.22%       -29.71%       -30.41%
--------------------------------------------------------------------------------------------------------------
3 years                         3.68%         1.65%         3.37%         2.42%         3.39%         3.39%
--------------------------------------------------------------------------------------------------------------
Life of Fund                    6.78%         4.76%         6.47%         5.61%         6.49%         6.49%
--------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)
--------------------------------------------------------------------------------------------------------------
4th quarter*                   17.47%        10.71%        17.18%        12.18%        17.27%        16.27%
--------------------------------------------------------------------------------------------------------------
1 year                          7.65%         1.46%         6.95%         1.95%         6.95%         5.95%
--------------------------------------------------------------------------------------------------------------
3 years                        15.81%        13.55%        15.51%        14.75%        15.51%        15.51%
--------------------------------------------------------------------------------------------------------------
Life of Fund                   17.80%        15.58%        17.50%        16.81%        17.50%        17.50%
--------------------------------------------------------------------------------------------------------------

*     Quarterly numbers are not annualized.

Past performance does not guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The new class shares were launched October 16, 2000. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

      >Fund Performance Vs. Benchmarks

       Class A Shares, without Sales Charge, Average Annual Total Returns through 12/31/01+

                               4th*          1           3            5           10           Life
                             Quarter        year       years        years        years        of Fund
-----------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)                19.38%        5.56%      15.68%       15.45%       16.54%       16.53%
-----------------------------------------------------------------------------------------------------
S&P 500                       10.69%      -11.89%      -1.03%       10.70%       12.94%       12.93%
-----------------------------------------------------------------------------------------------------
Russell 2000                  21.09%        2.49%       6.42%        7.52%       11.51%          NA
-----------------------------------------------------------------------------------------------------
Lipper Mid Cap
Core Funds Index              18.03%       -4.90%       9.01%       11.28%       12.43%          NA
-----------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index              21.81%        7.13%      11.24%       10.15%       12.61%          NA
-----------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)       12.58%      -21.59%       3.95%        5.37%          --        10.94%
-----------------------------------------------------------------------------------------------------
EMI Global ex-US               9.24%      -14.66%      -2.22%       -1.57%          --         3.51%
-----------------------------------------------------------------------------------------------------
EMI World ex-US                8.25%      -15.70%      -2.26%       -1.05%          --         4.17%
-----------------------------------------------------------------------------------------------------
EAFE                           6.97%      -21.44%      -5.03%        0.90%          --         5.78%
-----------------------------------------------------------------------------------------------------
IFCI Composite                28.51%        1.77%       5.09%      -5.05%           --         3.06%
-----------------------------------------------------------------------------------------------------
Lipper Int'l Small
Cap Funds Index                7.11%      -17.87%       4.58%        3.60%          --           NA
-----------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)                      12.31%       18.65%       9.88%       13.18%          --        15.59%
-----------------------------------------------------------------------------------------------------
Russell 2000                  21.09%        2.49%       6.42%        7.52%          --         8.79%
-----------------------------------------------------------------------------------------------------
Lipper Small Cap
Core Funds Index              21.81%        7.13%      11.24%       10.15%          --        11.13%
-----------------------------------------------------------------------------------------------------
S&P MidCap 400                17.99%       -0.60%      10.24%       16.12%          --        17.27%
-----------------------------------------------------------------------------------------------------
S&P 500                       10.69%      -11.89%      -1.03%       10.70%          --        12.71%
-----------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)              15.50%      -29.17%       3.68%          --           --         6.78%
-----------------------------------------------------------------------------------------------------
EAFE                           6.97%      -21.44%      -5.03%          --           --        -3.62%
-----------------------------------------------------------------------------------------------------
SSB World ex-US
Cap Range $2-10B               7.97%      -15.49%      -0.64%          --           --         0.45%
-----------------------------------------------------------------------------------------------------
Lipper Int'l
Funds Index                    8.44%      -19.33%      -1.76%          --           --        -1.03%
-----------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)                    17.47%        7.65%      15.81%          --           --        17.80%
-----------------------------------------------------------------------------------------------------
S&P MidCap 400                17.99%       -0.60%      10.24%          --           --        13.66%
-----------------------------------------------------------------------------------------------------
Lipper Mid Cap
Core Funds Index              18.03%       -4.90%       9.01%          --           --        11.99%
-----------------------------------------------------------------------------------------------------
Russell 2000                  21.09%        2.49%       6.42%          --           --         8.57%
-----------------------------------------------------------------------------------------------------
S&P 500                       10.69%      -11.89%      -1.03%          --           --         0.82%
-----------------------------------------------------------------------------------------------------

+ Class A shares (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

*     Quarterly numbers are not annualized.

Past performance does not guarantee future results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MidCap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. SSB EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. SSB EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World Ex-US Cap Range $2-$10 billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. IFCI Composite is an index of 31 emerging markets which weights securities according to their market capitalization after adjusting for shares held by other constituents in the index. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid Cap Core Funds Index -- 30 mid-cap core funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

      >Squirrel Chatter: Imposture Arraigned

[PHOTO OMITTED]

The Third Earl of Shaftesbury wrote of imposture in 1711, advice that was disregarded by the gullible in the South Sea Bubble of 1720. Today, his comments could easily be applied to Enron.

      "It is only in a free nation, such as ours, that imposture has no privilege and that neither the credit of a court, the power of a nobility, or the awfulness of a church can give her protection or hinder her from being arraigned in every shape and appearance." - 1711, Anthony Ashley Cooper, Third Earl of Shaftesbury(1)

      This has been a bad season for impostors. In recent weeks, Global Crossing, McLeod USA and Kmart have joined Enron in bankruptcy. These are four of the largest failures in financial history. Fund managers have gotten extraordinarily skittish about the companies they follow. Many portfolio managers have seen their results clobbered when one of their big holdings dribbles away to nothing, so the slightest hint of aggressive accounting causes them to dump a stock. After all, you might be excused for holding one stock that collapses, but more than that could be a career ender. As the fearsome Lady Bracknell put it, "To lose one parent, Mr. Worthing, may be regarded as a misfortune; to lose both looks like carelessness."(2)

      Of the latest cohort of corporate calamities, the failure of Kmart affects more consumers, employees and suppliers than the others. Why has Enron hogged the spotlight? The answer seems to be the speed of the collapse, the alleged improper activity of the company management and auditor, the suicide of a former top executive and the widespread political contributions Enron made.

      As everyone now knows, Enron made many side deals in the form of partnerships. No one of them by itself was significant enough to be forbidden but as a group these deals were of overwhelming importance. It's like termites in your floor; one doesn't eat much but a bunch will make your house collapse. If you see one termite, you have a herd of them. By putting losses and debt into suspicious outside partnerships, Enron made its own figures look better than they really were. Some of the flimflam was detectable. Our energy analyst Jason Selch identified some fuzzy accounting when looking at one of Enron's subsidiaries. Following is an excerpt from a letter Jason wrote on November 2, 2000. It was sent to a reporter with Dow Jones who covered Enron. He is writing about a water utility controlled by Enron called Azurix. At the time, Azurix was planning to repurchase its public shares using a loan from Enron.

      "Analysts who have been told that Enron's exposure to Azurix is $487 million ($762 million book value less $275 million proceeds) should know its exposure is double that amount at $1.072 billion. Enron will have to explain its late '98 transaction [formation of Marlin Water Trust, another side deal] which enabled Enron to 1) hide $1.024 billion of debt with a current outstanding balance of $860 million and 2) to account for its investment in Azurix under the equity method and not under the consolidated method."

      "... it is possible that other parties such as the SEC or Enron's auditors might look through the late '98 transaction and require that Enron restate its financial statements for 1998, 1999, and 2000 ..."

      Most investors don't have the experience that Jason has. As an owner of a Liberty Acorn Fund, you can rely on our 19 analysts to do the research for you. The prospectus of the Liberty Acorn Funds warns about the risks of smaller companies,(3) and there certainly are some, but small companies are generally less complex than larger organizations. When making a decision whether or not to invest, we sit down with company management, look at company fundamentals and talk to the competition. We do our homework before putting our money into any stock. Our research is thorough and is designed to help us avoid a potential hot potato like Enron.

      Congress and the media have portrayed Enron's management as fools or knaves. They are accused of deliberately deceiving their employees and investors. They'll get a chance in court to explain their operating plan. Accountants and accounting standards are also receiving intense scrutiny. Some of the partnerships that Enron set up, if they passed the accounting tests, did so by being designed to match the letter of the law, just barely, while violating the spirit of the law egregiously.

2001 Scarlet A Winners

Our analysts do great work on companies, as Jason's example shows. However, the original stock idea often comes from analysts or brokers outside our company. It is these individuals - individuals whose keen eye and professionalism have kept them from falling victim to imposture - that we honor each year with a Scarlet A certificate (A for "Acorn," of course). To be considered for 2001, the recommended domestic stock had to increase more than 68% and gain more than $15 million during the year. On the international side, a 32% increase was required and an $8 million gain.

      Two of our retail stocks, clothing retailer Christopher & Banks and craft store giant Michaels, were among the top performers for the year. Our thanks to Jack Nielsen, currently of HD Brous & Co., Inc., for bringing us Christopher & Banks. The stock increased more than 180% for the year. Michaels was another big winner. Brent Rystrom of Piper Jaffray deserves kudos for finding Michaels early. In 2001, it was up 150%.

      Helen of Troy, up 158%, is a developer and marketer of personal care products such as hair care appliances. Our thanks to Ted Andrews of Scudder Investments who brought this stylin' choice to his brother, Acorn analyst Ben Andrews. Keep up the shoptalk at those family gatherings guys! THQ, a developer of entertainment software, increased 99% in 2001 and earned a Scarlet A for James Lin of Jefferies & Co. Chuck McQuaid credits James with providing him with the confidence to build the position when it dipped in mid-2000.

      Security firm Wackenhut benefited in 2001 from the heightened emphasis on security following the September attacks. The stock increased 121% for the year. Our thanks to Jim MacDonald of First Analysis for the insight he has provided on the stock. Also at First Analysis, David Hess earns a Scarlet A for ITT Educational Services. The stock made the grade in 2001 with a 68% annual return.

Our thanks to Matthew Kempler of Sidoti & Co. who earns the A for suggesting Kronos, a developer of software and hardware products used to manage employee scheduling and activity. The stock increased 135%. Based in the Netherlands, investment management firm Kempen & Co. (now Dexia) increased 32% in the year winning a Scarlet A for Nils Geenen, of Dexia Securities USA, and Marc DeNatris, currently with Fortis Financial Services and a Scarlet A winner for a second consecutive year.


/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Fund

--------------------------------------------------------------------------------

None of the Liberty Acorn Funds held shares in Global Crossing, McLeod USA, Kmart or Enron.

(1)   From Characteristicks of Men, Manners, Opinions, Times, Etc., 1711.

(2)   Wilde, Oscar, "The Importance of Being Earnest," 1895.

(3) Smaller companies and mid-capitalization companies are more likely than larger companies to have limited product lines, operating histories, market or financial resources. They may depend heavily on a small management team. Stocks of smaller companies and mid-capitalization companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, they may not be widely followed by the investment community, which can lower the demand for their stock.

Liberty Acorn Fund

         >In a Nutshell

[PHOTO OMITTED]      [PHOTO OMITTED]

Liberty Acorn Fund rose 5.56% (Class A shares, without sales charge) in 2001, outperforming its benchmarks but underperforming the Lipper Small Cap Core Index. (see Page 3 for performance data). During the fourth quarter, Liberty Acorn Fund jumped 19.38%, outperforming the large-cap S&P 500 and providing returns similar to the small- and mid-cap indexes. In 2001 and in the previous year, Liberty Acorn Fund was up while market averages went down. We are very pleased to have made you a little money in a very difficult period.

      Liberty Acorn Fund, as always, buys small-cap company stocks. Because of our successful long-term investment process, many of the Fund's small-cap stocks have grown to mid caps. We don't sell stocks just because the company is doing well. This caused Lipper to reclassify the Fund as a mid-cap core fund, so we've added that index into our comparisons. We will continue to run the Fund in the same way we always have, for the shareholders' long-term benefit.

      The Fund's outperformance for the year was due in large part to stocks in our "downstream from technology" theme. International Game Technology acquired another Liberty Acorn Fund holding, Anchor Gaming. Our combined investment went up $70 million for the year. National Data and its two spinouts Global Payments (credit card processing) and NDCHealth (health care claims processing), had a combined gain of over 70%. Employee time clock systems vendor Kronos punched in a 135% gain.

      As we have for more than 30 years, we continue to seek out what we believe are reasonably priced small caps that dominate a market niche and that have solid, long-term growth prospects. Most recently, we have been adding to our weighting in software stocks thanks to analyst Ben Andrews. Ben induced us to overweight his software and services group, as the stocks appeared to be cheap and long-term growth in software spending seems likely. For example, JD Edwards, Kronos and JDA Software all had big gains in the fourth quarter.

      On the consumer side, analyst Susie Hultquist combined fine stock recommendations with a belief that the retail industry was ripe for improving fundamentals. Three of her stocks rose more than 60% in the quarter: Michaels Stores, Christopher & Banks and Furniture Brands International.


/s/ Ralph Wanger                        /s/ Charles P. McQuaid

Ralph Wanger                            Charles P. McQuaid
Lead Portfolio Manager                  Co-Portfolio Manager

--------------------------------------------------------------------------------

      Clocking Gains

Any small-cap company that replaces electro mechanical devices with computer chips is a candidate for Liberty Acorn Fund as part of our "downstream from technology" theme. We first bought Kronos in 1992, recognizing that its computerized payroll clock was superior to conventional motorized models because it provided data more quickly and accurately. Kronos grew earnings as it rapidly gained market share. As it has grown, the company has emphasized software and service and now provides labor analysis and data via the Internet. Kronos is also working to deliver more human resources and payroll functions. The stock rose 135% in 2001 and is up over ten-fold from the Fund's average cost.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were:
International Game Technology, 4.0%; Global Payments, 1.0%; NDCHealth, 1.3%; Kronos, 0.9%; JD Edwards, 1.1%; JDA Software, 0.5%; Michaels Stores, 0.6%; Christopher & Banks, 1.1%; Furniture Brands International, 0.4%.


A                                      6

Liberty Acorn Fund
      >At a Glance                                          Ticker Symbol: LACAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through December 31, 2001

                                           -------------------------------------
                                                   1 year    5 years    10 years
                                           -------------------------------------
Returns before                             NAV      5.56%     15.45%     16.54%
taxes                                      POP     -0.51      14.09      15.85
--------------------------------------------------------------------------------
Returns after taxes                        NAV      5.15      12.84      14.11
on distributions                           POP     -0.89      11.51      13.44
--------------------------------------------------------------------------------
Returns after taxes                        NAV      3.78      12.30      13.42
on distributions and                       POP      0.06      11.13      12.79
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                               2.49       7.52      11.51
--------------------------------------------------------------------------------
S&P 500 (pretax)                                  -11.89      10.70      12.94
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

26.5%  Information
       Software & Services 14.6%
       Computer Related Hardware 7.8%
       Media 2.4%
       Telecommunications 1.7%
 4.8%  Real Estate
 8.5%  Energy/Minerals
 8.8%  Health Care
17.9%  Consumer Goods/Services
16.6%  Finance
 8.9%  Industrial Goods/Services
 8.0%  Other*

* Other includes cash and other assets less liabilities of 6.7%. Foreign equities within the portfolio were 7.2% diversified by country as follows: 5.2% Europe; 1.1% Canada; 0.6% Asia without Japan; 0.3% Japan.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund
--------------------------------------------------------------------------------
      >December 31, 1991 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/70, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. Indexes are unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $4,963.3 million

-----------------------------------------------------------------------
Without         Class A         Class B         Class C         Class Z
sales charge    $46,194         $45,860         $45,834         $46,495
-----------------------------------------------------------------------
With
sales charge    $43,538         $45,860         $45,834            N/A
-----------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

LINE CHART:

Acorn Fund
       Liberty Acorn      Liberty Acorn
            Fund - A           Fund - A
              at NAV  with sales charge      S&P 500   Russell 2000
  1/1/92       10000               9425        10000          10000
               10536            9930.18         9814          10810
             10919.5            10291.6       9940.6        11125.7
 3/31/92       10842            10218.6      9747.75        10749.6
             10513.5            9908.95      10033.4        10373.4
             10558.7            9951.55      10082.5        10511.3
 6/30/92       10301            9708.74       9932.3        10014.1
             10688.4            10073.8      10337.5        10362.6
             10517.4             9912.6      10126.6        10070.4
 9/30/92     10703.5            10088.1      10246.1          10303
             11268.7            10620.7        10281        10630.7
             11926.7              11241      10630.5        11443.9
12/31/92     12420.5            11706.3      10761.3        11842.2
             12954.6            12209.7      10851.7        12242.4
             12918.3            12175.5      10999.3        11959.6
 3/31/93     13617.2            12834.2      11231.4        12347.1
             13275.4            12512.1      10959.6        12008.8
             14369.3            13543.1      11252.2        12539.6
 6/30/93     14533.1            13697.5      11284.8        12617.4
               14459            13627.6      11239.7        12791.5
             15413.3              14527      11665.6        13344.1
 9/30/93     15863.4            14951.2      11575.8        13720.4
             16467.7            15520.9      11815.4          14073
             15845.3            14934.2      11703.2          13610
12/31/93     16434.7            15489.7      11844.8        14075.4
             16516.9            15567.2      12247.5        14517.4
               16317            15378.8      11915.6        14465.1
 3/31/94     15527.3            14634.5      11397.3        13701.4
             15656.2            14755.9      11543.2        13782.2
             15479.2            14589.2      11731.3        13627.9
 6/30/94     14949.9            14090.2      11443.9        13164.5
             15432.7            14545.4      11819.3        13380.4
             16144.2            15215.9      12302.7        14125.7
 9/30/94     15942.4            15025.7      12002.5        14079.1
             15883.4            14970.1      12271.3        14024.2
             15265.5            14387.8      11824.7        13457.6
12/31/94     15210.6              14336      11999.7        13819.6
             14924.6            14066.5      12310.5        13645.5
             15409.7            14523.6      12789.3        14213.1
 3/31/95     15633.1            14734.2      13166.6        14457.6
             15806.6            14897.8      13553.7        14778.6
             16291.9            15355.1      14094.5        15032.8
 6/30/95     16950.1            15975.5      14421.5          15813
             17773.9            16751.9      14898.9        16723.8
             17962.3            16929.4      14936.1          17070
 9/30/95     18326.9            17273.1      15566.4        17375.5
             17560.8            16551.1      15510.4        16598.8
             18063.1            17024.5      16189.7          17296
12/31/95     18375.6              17319      16502.2        17752.6
             18673.3            17599.5      17063.3        17733.1
             19403.4            18287.7        17222        18286.3
 3/31/96     19781.7            18644.3      17387.3        18659.4
             20836.1              19638      17642.9        19657.7
               21580            20339.1      18096.3        20432.2
 6/30/96     21161.3            19944.5      18165.1        19592.4
             20069.4            18915.4      17362.2          17882
               20838            19639.9      17728.5        18920.9
 9/30/96     21604.9            20362.6      18724.9        19660.7
             21494.7            20258.8      19241.7          19358
             22098.7              20828      20694.4        20155.5
12/31/96     22520.8            21225.8      20284.7        20683.6
             23313.5              21973      21550.4        21097.3
             23015.1            21691.7      21720.7        20586.7
 3/31/97     21967.9            20704.8      20830.1          19615
             22088.7            20818.6      22071.6        19669.9
             23840.4            22469.6      23420.2        21857.2
 6/30/97     24934.7            23500.9      24462.4        22794.9
             26211.3            24704.2      26407.1        23854.9
             26331.9            24817.8      24928.3        24401.2
 9/30/97     28351.5            26721.3      26291.9        26187.3
             27515.2              25933      25413.8        25037.7
             27515.2              25933      26590.4        24874.9
12/31/97       28148            26529.5      27047.8        25310.3
             27649.8            26059.9      27345.3        24910.4
               29671            27964.9      29316.9        26751.2
 3/31/98     31525.4            29712.7      30817.9        27853.4
             31988.9            30149.5      31132.3        28006.6
             30779.7            29009.8      30596.8          26497
 6/30/98     31438.4            29630.7        31839        26552.7
             29655.8            27950.6      31501.5        24401.9
             24246.6            22852.4      26949.6        19663.1
 9/30/98     25306.2            23851.1        28677        21202.7
             26584.1            25055.5      31005.6        22067.7
             27676.7            26085.3      32884.5        23224.1
12/31/98     29841.1            28125.2      34778.7        24661.7
             29823.1            28108.3      36232.4        24989.7
             28478.1            26840.6      35105.6        22965.5
 3/31/99       28780            27125.1      36509.8        23323.8
             31134.2              29344      37922.8        25413.6
             31629.2            29810.5      37027.8        25784.6
 6/30/99     33318.2            31402.4      39075.4        26950.1
             33801.3            31857.8      37860.2        26211.6
             32814.3            30927.5      37670.9        25241.8
 9/30/99     32633.9            30757.4      36638.7        25246.9
             33619.4            31686.3      38957.9        25350.4
               36003            33932.9      39748.8        26863.8
12/31/99     39794.1              37506        42086        29904.8
             38827.1            36594.6      39973.3        29423.3
             41704.2            39306.2      39217.8        34281.1
 3/31/00     39965.2            37667.2      43053.3          32022
             38590.4            36371.4      41757.4        30094.2
             37776.1              35604      40901.4        28339.7
 6/30/00     39234.3            36978.3      41907.5          30811
             39395.1            37129.9      41253.8        29818.9
               42267            39836.7      43815.6          32094
 9/30/00     42972.9              40502      41502.2        31150.5
             41855.6            39448.9      41327.9        29761.2
               39654            37373.9      38071.2        26704.7
12/31/00     43750.3            41234.6      38257.8        28998.6
             44537.8            41976.8      39615.9        30509.4
             43393.1              40898      36006.9          28508
 3/31/01     41410.1              39029      33727.7          27114
               45050            42459.6      36344.9        29234.3
             46960.1            44259.9      36588.5        29953.5
 6/30/01     47575.3            44839.7      35699.4        30986.9
             46642.8            43960.9      35349.5        29310.5
             44781.8            42206.8      33140.2        28363.7
 9/30/01     38682.5            36458.3      30465.7          24546
             40338.1            38018.7      31047.6        25981.9
             43411.9            40915.7        33429        27992.9
12/31/01     46193.8            43537.7      33723.2        29720.1


Liberty Acorn Fund - A at NAV                   $46,194
Liberty Acorn Fund - A with sales charge        $43,538
S&P 500                                         $33,723
Russell 2000                                    $29,720

--------------------------------------------------------------------------------

Liberty Acorn Fund Top 10 Holdings

1. International Game Technology                                            4.0%
Slot Machines & Progressive Jackpots

2. AmeriCredit                                                              2.8%
Auto Lending

3. SEI Investments                                                          2.0%
Mutual Fund Administration & Investment Management

4. XTO Energy                                                               2.0%
Natural Gas Producer

5. Harley-Davidson                                                          1.6%
Motorcycles & Related Merchandise

6. Expeditors International of Washington                                   1.6%
International Freight Forwarder

7. Affiliated Managers Group                                                1.6%
Mutual Fund & Pension Manager

8. First Health Group                                                       1.5%
PPO Network

9. NDCHealth                                                                1.3%
Health Claim Processing & Drug Marketing Services

10. Christopher & Banks                                                     1.1%
Specialty Women's Retailer

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       7                                       A

Liberty Acorn International
      >In a Nutshell

[PHOTO OMITTED]

The last quarter of 2001 once again proved how hard it is to forecast markets. There was worldwide panic after the September 11 attacks but equities rallied around the globe in the ensuing three months. Liberty Acorn International posted a 12.58% (Class A shares, without sales charge) gain for the quarter as larger Fund positions regained their footing at year end. By comparison, Fund benchmarks the EMI Global ex-US and EMI World ex-US rose 9.24% and 8.25%, respectively, and the EAFE increased 6.97%.

      The strong showing in the fourth quarter enabled Liberty Acorn International to improve its Lipper International Small-Cap Funds percentile ranking, finishing nicely above the median for the year.* But annual performance for the Fund, most of its benchmarks and peers were all in the red (see Page 3 for performance data). The Fund was off 21.59% for the year while the EMI Global ex-US declined 14.66% and the EMI World ex-US fell 15.70%.

      Currency was a net drag on performance for the third year in a row as the dollar strengthened against foreign currencies. The total currency effect on the Fund in 2001 was a loss of $88.9 million. The yen was particularly weak this year, down 6% in December alone, finishing the year at a three-year low.

      The strong rally in the fourth quarter helped our portfolio. Technology and consumer cyclical stocks rebounded strongly. In Liberty Acorn International, computer/IT service provider Systex (Taiwan), up 59%, and contract manufacturer Venture Manufacturing (Singapore), up 45%, contributed some of the largest gains in the quarter. In the consumer cyclical sector, TVB (Hong Kong) and tollway restaurant operator Autogrill (Italy) finished the quarter up 59% and 39%, respectively.

      For the year, the worst performers in the Fund included telecom services company Teleca (Sweden), ERG, a manufacturer and distributor of smartcards (Australia), and temporary services firm Hays (UK). All three were sold out of the Fund.

      With the low interest rate environment and down markets, we decided this was a good time to invest the Fund's cash. We reduced our cash position from 12% to 5%. We cannot say when the recovery phase of this investment cycle will begin in earnest but we do feel this is a stock-pickers market. To assist us in finding new investment opportunities, we added four new members to the team in 2001. Their knowledge of international investing and unique expertise will be focused on enhancing the research process and deepening our knowledge of the companies in the portfolio.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Cheil Ads Up Gains

Cheil Communications is the largest advertising agency in Korea. The company's 16% market share, debt-free balance sheet, 96% client retention rate and low trading multiple are superior to comparable advertising stocks. With the company's heavy reliance on media buying, it has minimal capital expenditure requirements. The shares have doubled in the past year and were up 45% in the fourth quarter. Cheil Communications should also be a major beneficiary of both a cyclical recovery in advertising and some major promotional events in 2002. Samsung Electronics, its largest client, is an official sponsor of the Winter Olympic Games in Salt Lake City. Three major events in Korea - The World Cup, Asian Games and presidential election - are expected to increase domestic ad spending.

--------------------------------------------------------------------------------

* Liberty Acorn International Class Z was in the 41st percentile for the 1-year period ranking 35 of 86 funds in the Lipper International Small-Cap Funds category through 12/31/01. For the 3-year period, the Fund ranked 26 of 63 funds (42nd percentile), and for the 5-year period the Fund ranked 15 of 25 funds (60th percentile).

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: Systex, 0.6%; Venture Manufacturing, 0.9%; TVB, 1.6%; Autogrill, 1.7%; Cheil Communications, 0.5%.


I                                      8

Liberty Acorn International
      >At a Glance                                          Ticker Symbol: LAIAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through December 31, 2001

                                       -----------------------------------------
                                                                         Life of
                                                1 year       5 years      Fund
                                       -----------------------------------------
Returns before                         NAV      -21.59%       5.37%       10.94%
taxes                                  POP      -26.10        4.13        10.23
--------------------------------------------------------------------------------
Returns after taxes                    NAV      -21.88        3.83         9.96
on distributions                       POP      -26.37        2.61         9.29
--------------------------------------------------------------------------------
Returns after taxes                    NAV      -12.81        4.41         9.33
on distributions and                   POP      -15.58        3.38         8.70
sale of fund shares
--------------------------------------------------------------------------------
EMI Global                                      -14.66       -1.57         3.51
ex-US (pretax)
--------------------------------------------------------------------------------
EMI World                                       -15.70       -1.05         4.17
ex-US (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

16.3%  Industrials
 0.5%  Computer Hardware
 0.7%  Telecommunication
 1.0%  Computer Software
 2.5%  Technology Services
10.0%  Broadcasting & Media Content
12.1%  Financials
14.0%  Business Services
13.3%  Consumer Goods & Services
12.5%  Health Care
12.4%  Other Industries
 4.7%  Other*

*     Cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn International
--------------------------------------------------------------------------------
      >September 23, 1992 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/92, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI World ex-US is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed countries outside the U.S. The EMI Global ex-US is similar to the EMI World ex-US but contains an emerging market component. The indexes are unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 9/30/92. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $1,670.4 million

-----------------------------------------------------------------------
Without         Class A         Class B         Class C         Class Z
sales charge    $26,180         $25,998         $25,983         $26,350
-----------------------------------------------------------------------
With
sales charge    $24,674         $25,998         $25,983            N/A
-----------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

LINE CHART:
                               Acorn Inter-        EMI        EMI
          Acorn Inter-         national - A      World     Global
    Date  national - A    with sales charge      ex-US      ex-US
 9/21/92         10000                 9425
 9/30/92         10010              9434.42      10000      10000
               10380.4               9783.5       9386       9383
               10570.3              9962.54    9404.77    9403.64
12/31/92       10690.8              10076.1     9540.2    9538.11
               10780.6              10160.7    9624.15    9623.96
               11460.9              10801.9    9965.81    9965.61
 3/31/93       12000.7              11310.7    10969.4    10968.1
               12450.7              11734.8    11976.4      11975
               12910.2              12167.8    12611.1    12610.9
 6/30/93       12920.5              12177.6    12126.8    12126.6
               12920.5              12177.6    12500.3    12498.9
               13760.3              12969.1    13142.9    13143.9
 9/30/93       13910.3              13110.5    12869.5    12870.5
               10380.4               9783.5       9386       9383
               10570.3              9962.54    9404.77    9403.64
12/31/93       10690.8              10076.1     9540.2    9538.11
                 16630              15673.7    13757.2    13758.4
               16570.1              15617.3    13852.1    13854.7
 3/31/94       15849.3                14938      13625    13627.4
               15958.7                15041    14033.7    14034.9
               15869.3              14956.8      13833    13832.8
 6/30/94       15548.7              14654.7    14123.5    14120.5
               15979.4              15060.6    14284.5    14288.6
               16481.2              15533.5    14435.9      14450
 9/30/94       16491.1              15542.8    14024.5    14039.6
               14559.9              13722.7    12823.2    12825.4
               14619.6                13779    11749.9    11751.9
12/31/94       15939.8              15023.2    12506.6    12507.6
               14639.3              13797.6    13127.2    12973.4
               14548.6                13712    12935.5    12759.4
 3/31/95       14810.4              13958.8    13485.3    13249.3
               15263.6                14386    13889.8    13661.4
               15504.8              14613.3    13646.7    13486.5
 6/30/95       15726.5              14822.3    13480.2    13336.8
               16582.1              15628.6    14264.8    14083.7
               16411.3              15467.6    13903.9    13751.3
 9/30/95       16824.8              15857.4    14012.4    13843.4
               16520.7              15570.8    14279.8    14276.9
               15605.5              14708.2    13388.7    13453.1
12/31/95         15334              14452.3    13568.1    13536.5
               17359.7              16361.5    14535.4    14384.5
               17883.9              16855.6    14762.1    14552.8
 3/31/96       18205.9                17159    15101.7    14859.9
               18790.3              17709.8      15896    15625.2
               19344.6              18232.3    15767.2    15503.3
 6/30/96       19596.1              18469.3    15768.8    15495.6
               18970.9              17880.1    15172.8    14895.9
               19244.1              18137.6      15326    15043.3
 9/30/96       19365.4              18251.9    15411.8    15126.1
               16301.6              15364.2    13608.8    13428.1
               16070.1              15146.1      13753      13545
12/31/96       16704.9              15744.3    14281.2    14052.9
                 20641              19454.2    14982.6    14687.9
                 20899              19697.3    15232.8    14983.1
 3/31/97       20589.7              19405.8    15031.7    14795.8
               20291.2              19124.4    14806.2    14594.6
               21175.9              19958.3    15755.3    15454.2
 6/30/97       21813.3                20559    16111.4    15846.7
               21957.2              20694.7    15868.1      15693
               20793.5              19597.9    15190.5    15005.7
 9/30/97       21666.8                20421    15460.9    15245.8
               19557.1              18432.6    15350.2    15029.3
               20092.9              18937.6    15600.4    15289.3
12/31/97       20157.2              18998.2    15313.3    14902.5
                 20481              19303.3    14452.9    13972.3
               22127.6              20855.3    15531.1    15028.6
 3/31/98       23862.4              22490.3    16261.1    15754.5
               24356.4              22955.9    16384.6    15882.1
               24772.9              23348.4    16689.4    16017.1
 6/30/98       24339.3              22939.8    16202.1    15451.7
               24495.1              23086.7    16090.3    15354.4
                 21372              20143.1    14117.6    13335.3
 9/30/98       20431.6              19256.8    13750.5    13040.6
               20492.5              19314.2    14850.2    14507.9
               20275.3              19109.4    14187.9    13834.7
12/31/98       20196.2              19034.9    13874.3    13546.9
               23846.9              22475.7    15513.3    14622.5
               23131.5              21801.5    15212.4    14349.1
 3/31/99       23580.3              22224.4    15784.4    14970.4
               24990.4              23553.4    16636.7    15883.6
               25147.8              23701.8    16200.8    15492.9
 6/30/99       27230.1              25664.3    16753.3    16095.5
               28199.5                26578    17379.9    16615.4
               29011.6              27343.4    17649.2    16907.8
 9/30/99       29496.1              27800.1    17606.9    16830.1
                 21114                19900    14721.3    13940.4
               22311.2              21028.3    15193.9    14419.9
12/31/99       23308.5              21968.3    15561.6    14725.6
               41621.8              39228.6    18740.3    18099.7
               48314.6              45536.5    19525.5    18796.5
 3/31/00       46826.5                44134    19605.6    18881.1
               41375.9              38996.8    18409.7    17640.6
               38301.7              36099.3    18091.2    17271.9
 6/30/00       40186.1              37875.4    19263.5      18322
               39683.8                37402    18602.7    17713.7
               40576.7              38243.5    19175.7    18222.1
 9/30/00       38507.3              36293.1    18249.5    17285.5
               30770.3                29001    17430.8    16676.9
               35379.7              33345.4      18027    17275.6
12/31/00       41776.4              39374.2    19214.9    18452.1
               34897.2              32890.6    17403.3    16432.3
               32374.2              30512.7    16719.3    15794.7
 3/31/01       29250.1              27568.2    15398.5    14570.6
               30370.3                28624    16507.2      15525
               30160.8              28426.5    16469.2    15495.5
 6/30/01       28670.8              27022.3    15876.3    14968.6
               27515.4              25933.3    15460.4    14530.1
               26945.8              25396.4    15409.3    14490.8
 9/30/01       23262.3              21924.8    13430.8    12604.1
               24360.3              22959.6    13984.1    13115.9
               25717.2              24238.5    14519.7    13657.5
12/31/01       26179.7              24674.4    14537.2    13766.8


Liberty Acorn International - A at NAV                  $26,180
Liberty Acorn International - A with sales charge       $24,674
EMI World ex-US                                         $14,537
EMI Global ex-US                                        $13,767

--------------------------------------------------------------------------------

Liberty Acorn International Top 10 Holdings
--------------------------------------------------------------------------------

1. Rhoen-Klinikum (Germany)                                                 3.4%
Hospital Management

2. Serco Group (United Kingdom)                                             2.2%
Facilities Management

3. Capita Group (United Kingdom)                                            2.1%
Outsourcing Services

4. Smith & Nephew (United Kingdom)                                          1.9%
Medical Equipment & Supplies

5. Autogrill (Italy)                                                        1.7%
Restaurants & Catering for Travelers

6. Power Financial (Canada)                                                 1.6%
Life Insurance & Mutual Funds

7. TVB (Hong Kong)                                                          1.6%
Television Broadcasting

8. Orix (Japan)                                                             1.5%
Leasing & Other Financial Services

9. SSL International (United Kingdom)                                       1.4%
Medical & Footcare Products

10. Li & Fung (Hong Kong)                                                   1.3%
Sourcing of Consumer Goods

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       9                                       I

Liberty Acorn USA
      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn USA ended the year up 18.65% (Class A shares, without sales charge), strongly outperforming the Russell 2000's 2.49% gain for the year. While it was an outstanding year for the Fund, the fourth quarter was not as good as the benchmark. Several stocks that had powered gains early in the year fell back in the last quarter. The Fund was up 12.31% in the quarter while the Russell 2000 gained 21.09%.

      The year's outperformance can be largely attributed to a strong showing from technology stocks. Our tech stocks increased roughly 30% in 2001 vs. the Russell 2000 tech component, which fell 21%. JDA Software, a software and services provider for retailers (see box for more on this stock), was up 71% for the 12 months. Micros Systems, a provider of hotel and restaurant software and systems, increased 38%. The hospitality industry was stunned by the September 11 atrocities. The industry is now recovering and Micros Systems ended up with a good gain for the year. Health claim and credit card processors NDCHealth (formerly, National Data) and Global Payments had strong years. These stocks tend to move with the technology sector and benefit from having strong recurring revenues.

      September 11 caused most stocks to drop sharply. One exception was Wackenhut, a security company that more than doubled in 2001 as the nation's heightened emphasis on security fueled interest in the stock. ITT Educational Services ended the year up 68%, overcoming news of competitor DeVry's missed earnings. AmeriCredit was strong in the first half of the year but weakened in the second half, as the market grew nervous about the prospects for sub-prime lenders in a weak economy. The stock finished the year up 16%. We believe AmeriCredit remains attractively valued and the credit quality fears are overblown.

      On the downside for the year: Tektronix, a manufacturer of analytical instruments, fell in half as its main customer base, the semiconductor industry, had its own problems. We sold out of the stock in the third quarter. Novoste, a developer of radiated stents used in heart surgery, declined as drug-coated stents stole market share. Jason Selch, our energy analyst, was onto the problems at Enron but liked Dynegy, a competitor of Enron's in the energy trading business. Even though Dynegy did not engage in funny-money accounting, the stock suffered collateral damage when Enron collapsed. The end for Enron leaves Dynegy as the major player in the energy trading business.

      Liberty Acorn USA, like our other funds, invests for the long term. We don't try to jump in and out of the latest hot sector. Looking at companies one at a time, paying close attention to valuations, allowed us to do well in technology even though tech had a down year.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

--------------------------------------------------------------------------------

      JDA Software Soared

JDA Software provides systems used by retailers that help with such things as merchandising, purchasing and warehousing. It is the leading systems provider for the roughly 3,000 retailers in the $100 million to $5 billion annual revenue range. In recent years, JDA Software has purchased companies with expertise in merchandising, space planning and inventory optimization - great additional services to offer its existing customer base. We started building a position in the stock in early 2000 when, despite its strong business fundamentals and healthy balance sheet, the stock was ignored because it was not an Internet play. As the tech sector lurched through 2000, we took advantage of further slides in price to add to the Fund's position. By the end of 2001, we had more than doubled our average investment.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 12/31/01, the Fund's positions in the holdings mentioned were: JDA Software, 4.4%; Micros Systems, 4.6%; NDCHealth, 3.2%; Global Payments, 2.5%; ITT Educational Services, 4.2%; Wackenhut, 2.8%; AmeriCredit, 6.0%; Novoste, 1.0%; Dynegy, 0.7%.


U                                      10

Liberty Acorn USA
     >At a Glance                                           Ticker Symbol: LAUAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through December 31, 2001

                                            ------------------------------------
                                                                         Life of
                                                    1 year    5 years     Fund
                                            ------------------------------------
Returns before                              NAV     18.65%     13.18%     15.59%
taxes                                       POP     11.83      11.84      14.31
--------------------------------------------------------------------------------
Returns after taxes                         NAV     18.42      12.06      14.52
on distributions                            POP     11.61      10.75      13.26
--------------------------------------------------------------------------------
Returns after taxes                         NAV     11.52      10.66      12.81
on distributions and                        POP      7.36       9.51      11.69
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                                2.49       7.52       8.79
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

33.6%  Information
       Software & Services 21.7%
       Telecommunications 5.2%
       Media 4.8%
       Computer Related Hardware 1.9%
 7.2%  Industrial Goods/Services
 7.8%  Energy/Minerals
17.6%  Health Care
11.4%  Consumer Goods/Services
10.3%  Finance
12.1%  Other*

*     Other includes cash and other assets less liabilities of 7.4%.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA
--------------------------------------------------------------------------------
      >September 4, 1996 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/96, but until 10/16/00, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/00 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 8/31/96. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $290.7 million

-----------------------------------------------------------------------
Without         Class A         Class B         Class C         Class Z
sales charge    $21,631         $21,483         $21,483         $21,770
-----------------------------------------------------------------------
With
sales charge    $20,387         $21,383         $21,483            N/A
-----------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

LINE CHART:

                    Liberty             Liberty
                Acorn USA-A         Acorn USA-A
                     at NAV   with sales charge    Russell 2000
     9/4/96           10000                9425           10000
    9/30/96           10720             10103.6           10391
                      10810             10188.5           10231
                    11259.7             10612.3         10652.5
   12/31/96         11649.3             10979.5         10931.6
                    12079.2             11384.6         11150.2
                    11919.7             11234.4         10880.4
    3/31/97         11479.9             10819.8         10366.8
                    11420.2             10763.6         10395.9
                    12509.7             11790.4         11551.9
    6/30/97         13319.1             12553.2         12047.5
                    13999.7             13194.7         12607.7
                    14349.7             13524.6         12896.4
    9/30/97         15339.8             14457.8         13840.4
                    15140.4             14269.8         13232.8
                    15170.7             14298.4         13146.8
   12/31/97         15413.4             14527.1         13376.9
                    15077.4             14210.4         13165.5
                    16321.3             15382.8         14138.4
    3/31/98         17401.7             16401.1         14720.9
                    17993.4             16958.8         14801.9
                    17228.7               16238         14004.1
    6/30/98         17526.7             16518.9         14033.5
                    16594.3             15640.1         12896.8
                    13937.6             13136.2         10392.2
    9/30/98         14153.6             13339.8         11205.9
                      14656             13813.3         11663.1
                      15405             14519.2         12274.3
   12/31/98         16307.7               15370         13034.1
                    15779.3               14872         13207.4
                    14897.3             14040.7         12137.6
    3/31/99         15017.9             14154.4           12327
                    16097.7             15172.1         13431.5
                    16736.8             15774.4         13627.6
    6/30/99         17652.3             16637.3         14243.5
                    18049.5             17011.6         13853.2
                    16823.9             15856.6         13340.7
    9/30/99         16867.7             15897.8         13343.3
                    17861.2             16834.2         13398.1
                    18811.4             17729.7         14197.9
   12/31/99         20060.5               18907         15805.1
                    19055.4             17959.7         15550.7
                    19869.1             18726.6         18118.1
    3/31/00         19821.4             18681.7         16924.1
                    17569.7             16559.4         15905.3
                    16527.8             15577.5           14978
    6/30/00         16835.2             15867.2         16284.1
                    16749.4             15786.3         15759.7
                    17766.1             16744.5         16962.2
    9/30/00         17643.5               16629         16463.5
                    17643.5               16629         15729.2
                    16614.9             15659.5         14113.8
   12/31/00         18231.5             17183.2         15326.2
                    19383.7             18269.2         16124.7
                    19321.7             18210.7         15066.9
    3/31/01         18867.6             17782.7         14330.2
                    21146.8             19930.9         15450.8
                    22322.6             21039.1         15830.9
    6/30/01         22934.2             21615.5           16377
                    23165.9             21833.8           15491
                    22517.2             21222.5         14990.7
    9/30/01           19259             18151.6         12972.9
                    19307.1               18197         13731.8
                    20434.7             19259.7         14794.7
   12/31/01         21631.2             20387.4         15707.5


Liberty Acorn USA - A at NAV                  $21,631
Liberty Acorn USA - A with sales charge       $20,387
Russell 2000                                  $15,708

--------------------------------------------------------------------------------

Liberty Acorn USA Top 10 Holdings
--------------------------------------------------------------------------------

1. AmeriCredit                                                              6.0%
Auto Lending

2. Micros Systems                                                           4.6%
Information Systems for Restaurants & Hotels

3. JDA Software                                                             4.4%
Applications/Software & Services for Retailers

4. ITT Educational Services                                                 4.2%
Technology-oriented Post-secondary Degree Programs

5. Conectiv                                                                 4.2%
Electric Utility in New Jersey, Delaware & Maryland

6. Telephone and Data Systems                                               3.2%
Cellular & Telephone Services

7. NDCHealth                                                                3.2%
Health Claims Processing & Drug  Marketing  Services

8. Wackenhut                                                                2.8%
Prison Management

9. Salem Communications                                                     2.6%
Radio Stations for Religious Programming

10. Edwards Lifesciences                                                    2.6%
Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       11                                      U

Liberty Acorn Foreign Forty
      >In a Nutshell

[PHOTO OMITTED]      [PHOTO OMITTED]

Liberty Acorn Foreign Forty finished the year on a positive note, up 15.50% (Class A shares, without sales charge) for the quarter. The Fund outperformed its benchmark index, nearly doubling the 7.97% increase of the SSB World ex-US $2-$10B Index and finishing well ahead of the 6.97% gain of the EAFE Index. While the quarter provided some relief, the year was difficult for the Fund and for the markets in general. The Fund finished 2001 down 29.17% vs. a 15.49% decline of the SSB World ex-US $2-$10B and a 21.44% decline of the EAFE.

      Liberty Acorn Foreign Forty reached its three-year anniversary during the fourth quarter and received a four star overall Morningstar Rating.* The three-year annualized Fund return was 3.68% vs. a 0.64% decline of the SSB World ex-US $2-$10B and a 5.03% decline of the EAFE.

      In 2001 recession crippled global economies. The economic slowdown caused corporate profits to tumble and global equity markets to plunge. Technology, media and telecommunication stocks had a debacle. Liberty Acorn Foreign Forty's worst performers reflected this market activity as tech, media and telecom stocks littered the Fund's laggard list. An overweighting in these sectors caused the Fund's underperformance for the year. Dimension Data, a network integration company based in the UK, was off 80%. Australian smart card system developer ERG declined 69% and RTL Group, a Belgian broadcaster, declined 50%.

      The year's winners came from more diverse sectors. The UK's Smith & Nephew, a medical equipment supplier, was up more than 28%. Two stocks from the financial sector, Investors Group (Canada) and Anglo Irish Bank (Ireland), were among the winners for the year. Canada's Talisman Energy and Italy's Saipem, both operating in the energy sector, also ranked among the Fund's top performers.

      During the fourth quarter, the market clouds lifted as technology and consumer cyclical stocks rebounded from their September lows. United Microelectronics (see box for more on this stock) increased 79% in the final quarter of 2001 on a general rally in tech stocks. Italy's Autogrill, a manager of restaurants at airports and on roadways, increased 35% as hospitality stocks rebounded from the third quarter drop. Rhoen-Klinikum, a German hospital management company, increased 27% in the quarter as the market responded favorably to a recent hospital acquisition.

      We believe this is still an environment where valuation matters. We took advantage of the fourth quarter bounce in technology stocks to reduce our tech weighting to a more neutral level vs. the benchmark. We eliminated Fund positions in telecom services company Comverse Technology (Israel) and Sky Perfect Communications, a satellite broadcasting company (Japan). We moved the money into stocks that we believe represent better values.


/s/ Todd M. Narter                      /s/ Christopher J. Olson

Todd M. Narter                          Christopher J. Olson
Co-Portfolio Manager                    Co-Portfolio Manager

--------------------------------------------------------------------------------

      United Microelectronics' Custom Business

Taiwan's United Microelectronics (UMC) offers custom-made semiconductors to its customers. The customers provide the design and UMC manufactures the chip. The company ranks #2 worldwide in the semiconductor manufacturing business with a 30% market share. Currently, less than 20% of global semiconductor production is outsourced but this number is on the rise, and for good reason. Customers get better technology at a lower price without tying up their own capital when they opt to have their semiconductors manufactured elsewhere. We pared back our position in UMC at the end of the fourth quarter, taking advantage of a year-end rally that caused the stock to jump 79% in the quarter. We will keep an eye on the stock and will likely rebuild our position when the price reaches an attractive buy level.

--------------------------------------------------------------------------------

* Overall and three-year Morningstar ratings among 1,349 international stock funds as of 12/31/01. Based on Class Z shares.

Morningstar proprietary ratings of U.S. domiciled funds reflect historical, risk-adjusted performance as of 12/31/01 and are subject to change every month. Past performance does not guarantee future results. Morningstar ratings are based on a fund's 3-year (and when available 5- and 10-year) average annual total returns in excess of 90-day Treasury Bill returns, with adjustments for fees and a risk factor that measures fund performance below 90-day Treasury Bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; and the next 22.5% receive 2 stars.

As of 11/23/01 Liberty Acorn Foreign Forty became a diversified fund. Prior to that, Liberty Acorn Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on its total return, and could make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 12/31/01, the Fund's positions in the holdings mentioned were: RTL Group, 2.1%; Smith & Nephew, 2.9%; Investors Group, 3.1%; Anglo Irish Bank, 1.5%; Talisman Energy, 2.9%; Saipem, 1.6%; United Microelectronics, 0.5%; Autogrill, 4.0%; Rhoen-Klinikum, 5.1%.


F40                                    12

Liberty Acorn Foreign Forty
     >At a Glance                                           Ticker Symbol: LAFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through December 31, 2001

                                          --------------------------------------
                                                                         Life of
                                                   1 year     3 years     Fund
                                          --------------------------------------
Returns before                            NAV      -29.17%      3.68%     6.78%
taxes                                     POP      -33.24       1.65      4.76
--------------------------------------------------------------------------------
Returns after taxes                       NAV      -29.27       3.51      6.60
on distributions                          POP      -33.34       1.48      4.59
--------------------------------------------------------------------------------
Returns after taxes                       NAV      -17.67       2.92      5.45
on distributions and                      POP      -20.15       1.29      3.80
sale of fund shares
--------------------------------------------------------------------------------
SSB World ex-US                                    -15.49       -0.64     0.45
$2-10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

 2.1%  Media
 2.8%  Computer Related Hardware
 4.5%  Energy & Minerals
10.8%  Software & Services
17.3%  Health Care
25.1%  Consumer
       Goods/Services
19.6%  Finance
18.0%  Industrial Goods

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SSB World ex-US $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 1/30/98. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $45.8 million

-----------------------------------------------------------------------
Without         Class A         Class B         Class C         Class Z
sales charge    $12,260         $12,149         $12,159         $12,280
-----------------------------------------------------------------------
With
sales charge    $11,555         $11,849         $12,159            N/A
-----------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

[The following was represented by a line graph in the printed material.]

LINE CHART:

                  Liberty Acorn        Liberty Acorn
              Foreign Forty - A    Foreign Forty - A
                         at NAV    with sales charge      SSB World Ex US
   11/23/98               10000                 9425
                          10140              9556.95                10000
   12/31/98             10999.9              10367.4                10292
                        11789.7              11111.8              10263.2
                        11589.2              10922.9              10005.6
    3/31/99             11978.6              11289.9              10400.8
                        12238.6              11534.9              10981.2
                        12168.8              11469.1              10517.8
    6/30/99             13108.2              12354.5              10901.7
                        13509.4              12732.6              11309.4
                        13770.1              12978.3              11437.2
    9/30/99               13620              12836.8              11477.2
                        14130.7              13318.2              11481.8
                        16996.5              16019.2                11809
   12/31/99             19972.5              18824.1              12712.4
                          19661              18530.5              12098.4
                          24240              22846.2              12253.3
    3/31/00             23088.6                21761              12620.9
                        21255.4              20033.2              12114.8
                        18919.4              17831.5              11919.7
    6/30/00             19848.3              18707.1              12552.7
                        19465.3                18346              12147.2
                        20263.4              19098.2              12528.6
    9/30/00               19234                18128              12112.7
                        18487.7              17424.7              11737.2
                        16126.8              15199.5              11387.4
   12/31/00             17307.3              16312.1              11943.1
                        17862.9              16835.7              11883.4
                          15814              14904.7                11452
    3/31/01             13694.9              12907.5              10558.8
                        14411.2              13582.5                11338
                        14370.8              13544.5              11240.5
    6/30/01             13761.5              12970.2              10948.3
                        13040.4              12290.6              10673.5
                        12766.5              12032.5              10576.3
    9/30/01             10612.8              10002.6              9348.42
                        11283.6              10634.8              9723.29
                          11903              11218.6              10070.4
   12/31/01               12260                11555              10091.6


Liberty Acorn Foreign Forty - A at NAV                  $12,260
Liberty Acorn Foreign Forty - A with sales charge       $11,555
SSB World Ex US $2-10B                                  $10,092

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Top 10 Holdings
--------------------------------------------------------------------------------

1. Rhoen-Klinikum (Germany)                                                 5.1%
Hospital Management

2. Synthes Stratec (Switzerland)                                            4.4%
Products for Orthopedic Surgery

3. Pargesa (Switzerland)                                                    4.2%
Industrial & Media Conglomerate

4. Nintendo (Japan)                                                         4.1%
Entertainment Software & Hardware

5. Autogrill (Italy)                                                        4.0%
Restaurants & Catering for Travelers

6. Oriental Land (Japan)                                                    3.9%
Disney Theme Park Operator

7. Technip (France)                                                         3.9%
Global Oil Engineering & Construction

8. TNT Post Group (Netherlands)                                             3.9%
Postal Service & Parcel Delivery

9. Irish Life & Permanent (Ireland)                                         3.5%
Life Insurance

10. Fortis (Netherlands)                                                    3.5%
Financial Services Conglomerate

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       13                                    F40

Liberty Acorn Twenty
      >In a Nutshell

[PHOTO OMITTED]

Liberty Acorn Twenty increased 17.47% (Class A shares, without sales charge) in the quarter, finishing in line with Fund benchmark the S&P MidCap 400's 17.99% gain but ahead of the S&P 500's 10.69% increase. The strong fourth quarter pulled the Fund into positive territory for the year, up 7.65% vs. a 0.60% loss for the S&P MidCap 400 and an 11.89% loss for the S&P 500. We are happy when we can produce a positive investment return for you in a down year.

      Fortunately, the Fund's best stocks during the year were also its biggest positions. H&R Block, the Fund's second biggest investment, was up 120% in 2001 as strong results from its core tax preparation business and mortgage operations caught investors' attention. Boston Scientific, the Fund's biggest position, returned 75% as positive results from its drug-coated stent trial raised hopes for higher growth in the future. We bought Immunex mid-year and it's now the Fund's fourth largest position. In December, Immunex agreed to sell out to Amgen, giving the portfolio a nice shot in the arm.

      The Fund did suffer losses from a number of its smaller positions. Waters declined on earnings warnings made mid-year but rebounded as its business improved. Dynegy fell 34% as a victim of its association with Enron. We believe the stock represents good value today and have added to our position. Finally, Tektronix fell 25% in a tough year for technology stocks.

      Liberty Acorn Twenty celebrated its three-year anniversary on November 23, 2001 with a five star overall rating from Morningstar.* After a fund has been in business for three years Morningstar has enough data to put the Fund in its ranking system. More important than the actual rating, the Fund's risk profile was characterized as low compared to its peer group when looking at volatility of returns+. This result underscores the importance of picking the right stock and credit must be given to the entire Acorn domestic research team. I must thank Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik and Todd Griesbach. In addition, new trader Mike Olah joined Deb Wolfe and Shelley Maish in providing exceptional trading throughout the year. Finally, we thank you, our fellow shareholders, for your continued support of Liberty Acorn Twenty.


/s/ John H. Park

John H. Park
Lead Portfolio Manager

--------------------------------------------------------------------------------

      An Enbrel-la for A Rainy Day

Enbrel is Immunex's blockbuster drug for rheumatoid arthritis (RA). Prior to Enbrel's introduction in 1998, patients afflicted with RA received toxic, anti-cancer drugs to control the disease but suffered severe side effects. Because Enbrel inhibits the inflammatory cascade associated with RA early on, it is much more efficacious and significantly less toxic than the standard anti-cancer drug therapies. The drug is expected to hit $1 billion in sales in 2002 and could eventually hit $3 to $4 billion by 2005. Immunex's stock fell from $83 in 2000 to $17 when Liberty Acorn Twenty first bought it in August of 2001. The company was suffering from manufacturing constraints that limited the supply of the drug. Because supply couldn't keep up with demand, revenue and earnings projections were scaled back. We believed that the company's supply problems were short-term and that patient investors would be rewarded over time. In fact, the stock returned 60% for the Fund in the four months before Amgen, the large biotechnology company, agreed to acquire Immunex in December.

--------------------------------------------------------------------------------

* Overall and three-year Morningstar ratings among 4,811 domestic stock funds as of 12/31/01. Based on Class Z shares.

+ The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted returns. The three-year rating shows how well a fund has balanced risk and return relative to other funds in the same Morningstar category. The rating uses the same methodology as the Morningstar Risk-Adjusted Star Rating except it does not reflect front-end or deferred sales charges. As with the Star Rating, 5 is the best and 1 is the worst.

Morningstar proprietary ratings of U.S. domiciled funds reflect historical, risk-adjusted performance as of 12/31/01 and are subject to change every month. Past performance does not guarantee future results. Morningstar ratings are based on a fund's 3-year (and when available 5- and 10-year) average annual total returns in excess of 90-day Treasury Bill returns, with adjustments for fees and a risk factor that measures fund performance below 90-day Treasury Bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; and the next 22.5% receive 2 stars.

Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 12/31/01, the Fund's positions in the holdings mentioned were: H&R Block, 7.4%; Boston Scientific, 9.7%; Immunex, 5.1%; Waters, 2.9%; Dynegy, 2.4%; Tektronix, 2.5%.


20                                     14

Liberty Acorn Twenty
     >At a Glance                                           Ticker Symbol: LTFAX

Pretax and After-tax Average Annual Total Returns (Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through December 31, 2001

                                         ---------------------------------------
                                                                         Life of
                                                  1 year     3 years       Fund
                                         ---------------------------------------
Returns before                           NAV       7.65%      15.81%      17.80%
taxes                                    POP       1.46       13.55       15.58
--------------------------------------------------------------------------------
Returns after taxes                      NAV       7.61       14.89       16.90
on distributions                         POP       1.42       12.64       14.69
--------------------------------------------------------------------------------
Returns after taxes                      NAV       4.70       12.68       14.38
on distributions and                     POP       0.93       10.79       12.51
sale of fund shares
--------------------------------------------------------------------------------
S&P MidCap                                        -0.60       10.24       13.66
400 (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of December 31, 2001

                                  [PIE CHART]

35.4%  Information
       Computer Related Hardware 7.1%
       Media 8.3%
       Software & Services 17.6%
       Telecommunications 2.4%
 2.4%  Energy/Minerals
 5.1%  Industrial Goods/Services
11.9%  Consumer Goods/Services
15.8%  Finance
22.4%  Health Care
 7.0%  Other*

*     Cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty
--------------------------------------------------------------------------------
      >November 23, 1998 through December 31, 2001

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/98, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Index performance from 11/30/98. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $99.7 million

-----------------------------------------------------------------------
Without         Class A         Class B         Class C         Class Z
sales charge    $16,637         $16,506         $16,506         $16,703
-----------------------------------------------------------------------
With
sales charge    $15,680         $16,206         $16,506            N/A
-----------------------------------------------------------------------

[The following was represented by a line graph in the printed material.]

LINE CHART:

              Liberty Acorn       Liberty Acorn
                 Twenty - A          Twenty - A
                     at NAV   with sales charge   S&P MidCap 400
   11/23/98           10000                9425
                      10030             9453.27            10000
   12/31/98           10710             10094.2            11208
                    11000.3             10367.8            10772
                    10709.9             10094.1          10207.6
    3/31/99         11479.9             10819.8          10493.4
                    12709.4             11978.6          11320.2
                    12729.7             11997.8          11370.1
    6/30/99         13040.3             12290.5          11977.2
                    13190.3             12431.9          11723.3
                    12059.9             11366.5          11322.4
    9/30/99         12109.3             11413.1          10972.5
                    12969.1             12223.4          11532.1
                    13249.2             12487.4          12137.5
   12/31/99         13846.8             13050.6          12858.5
                    13472.9             12698.2          12495.9
                    13553.8             12774.4          13370.6
    3/31/00         14170.5             13355.7          14489.7
                    13463.3             12689.2            13984
                    13099.8             12346.6          13809.2
    6/30/00         14319.4             13496.1          14012.2
                    13931.4             13130.3          14233.6
                    15431.8             14544.5          15823.5
    9/30/00         15799.1             14890.6          15715.9
                    15928.6             15012.7          15183.1
                    14381.9               13555          14036.8
   12/31/00         15454.8             14566.2          15110.6
                      15903             14988.6          15447.6
                    14972.7             14111.8          14565.5
    3/31/01         14381.3             13554.4          13483.3
                      15421             14534.3          14970.5
                      16263             15327.9          15319.3
    6/30/01         15989.8             15070.4          15258.1
                    15836.3             14925.7          15030.7
                      15092             14224.2          14539.2
    9/30/01         14162.3               13348          12730.5
                    14458.3               13627          13293.2
                    15957.7             15040.1          14282.2
   12/31/01         16636.8             15680.2          15019.2


Liberty Acorn Twenty - A at NAV                  $16,637
Liberty Acorn Twenty - A with sales charge       $15,680
S&P MidCap 400                                   $15,019

--------------------------------------------------------------------------------

Liberty Acorn Twenty Top 10 Holdings
--------------------------------------------------------------------------------

1. Boston Scientific                                                        9.7%
Stents & Catheters

2. H&R Block                                                                7.4%
Tax Preparation

3. Associated Banc-Corp                                                     5.3%
Midwest Bank

4. Immunex                                                                  5.1%
Drugs for Autoimmune Diseases, Cancer

5. Expeditors International of Washington                                   5.1%
International Freight Forwarder

6. Harley-Davidson                                                          4.6%
Motorcycles & Related Merchandise

7. First Health Group                                                       4.5%
PPO Network

8. Cablevision Systems                                                      4.2%
NYC Area CATV Franchises

9. Markel                                                                   4.1%
Specialty Insurance

10. Liberty Media, AT&T                                                     4.1%
CATV Programming & Media Company Holdings

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       15                                     20

Liberty Acorn Fund
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                       -------------------------
                                                        09/30/01        12/31/01

Additions
--------------------------------------------------------------------------------
      Information
Actel                                                     180,000        261,000
Activision                                                470,000        705,000
Advanced Digital Information                                    0        445,000
Analysts International                                  1,006,000      2,100,000
AnswerThink Consulting                                          0        600,000
Asyst Technologies                                        549,000        664,000
Avid Technology                                                 0      1,493,000
Axcelis Technologies                                      755,000        825,000
Bsquare                                                 1,350,000      3,200,000
Celestica (Canada)                                              0         50,000
Ciber                                                   2,236,000      2,700,000
Concord EFS                                               604,000      1,208,000
Cumulus Media, Cl. A                                      100,000        520,000
Excel Technologies                                        300,000        360,000
Igate Capital                                           2,409,000      3,351,000
Independent News & Media
(Ireland)                                                       0      2,500,000
Indus International                                     1,200,000      1,250,000
InfoUSA                                                 2,500,000      2,684,000
International Game Technology                           2,100,000      2,880,000
JDA Software Group                                      1,102,000      1,158,000
JD Edwards                                              2,800,000      3,200,000
MAPICS                                                  1,500,000      1,661,000
Martha Stewart
Living Omnimedia                                                0        645,000
MCSI                                                            0        225,000
Mediacom Communications                                 1,000,000      1,500,000
Multex.Com                                              2,780,000      3,100,000
Navigant Consulting                                     2,100,000      2,200,000
New Horizons Worldwide                                    300,000        493,000
Novell                                                  5,434,000      5,750,000
Pemstar                                                   468,000        718,000
RSA Security                                              150,000        700,000
Shuffle Master                                          1,050,000      1,562,000
SPSS                                                      100,000        280,000
Sybase                                                          0        130,000
Time Warner Telecom                                             0        400,000
TVB (Hong Kong)                                                 0      1,140,000
Universal Electronics                                           0        283,000
Zebra Technologies                                        100,000        140,000

--------------------------------------------------------------------------------
      Health Care
Aclara Biosciences                                              0      1,040,000
Alliance Unichem (United Kingdom)                               0        600,000
Arena Pharmaceuticals                                           0        555,000
Ciphergen Biosystems                                            0        144,000
First Health Group                                      3,006,000      3,073,000
Incyte Genomics                                                 0        135,000
Maxygen                                                   325,000        365,000
Medquist                                                        0        179,000
Novoste                                                 1,055,000      1,495,000
Protein Design Labs                                       109,000        218,000
Rhoen-Klinikum (Germany)                                        0        100,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Bally Total Fitness                                     1,580,000      1,780,000
Chico's Fas                                                     0        415,000
Christopher & Banks                                     1,275,000      1,575,000
(includes the effect of a 3 for 2 stocksplit)
Coach                                                     627,000        752,000
Furniture Brands International                            568,000        688,000
Hagemeyer (Netherlands)                                         0        360,000
Hokuto (Japan)                                                  0         84,000
Hot Topic                                                       0        237,000
Hugo Boss Designs (Germany)                                     0        155,000
Mohawk Industries                                         470,000        525,000
Monaco Coach                                              966,000      1,120,000
Princeton Review                                                0        610,000
Scotts Company                                                  0        220,000
Six Flags                                                 400,000      1,150,000
Skechers USA                                              575,000        650,000
Speedway Motors                                                 0        250,000
Zale                                                      480,000        536,000

--------------------------------------------------------------------------------
      Finance
AmeriCredit                                             3,983,000      4,431,000
Anchor Bancorp Wisconsin                                  495,000        797,000
Anglo Irish Bank (Ireland)                              2,300,000      2,900,000
Eaton Vance                                               320,000        450,000
Glacier Bancorp                                           315,000        664,000
Leucadia National                                         486,000        826,000
Markel                                                    116,000        138,000
RLI                                                       360,000        446,000


A                                      16

                                                            Number of Shares
                                                       -------------------------
                                                        09/30/01        12/31/01

Additions, continued
--------------------------------------------------------------------------------
      Industrial Goods/Services
Applied Industrial Technologies                           560,000        700,000
Ametek                                                    450,000        546,000
Clark/Bardes Consulting                                         0        700,000
Cuno                                                            0        344,000
Esco Technologies                                               0         96,000
Givauden (Switzerland)                                          0         16,500
Li & Fung (Hong Kong)                                  11,200,000     12,000,000
Maruichi Steel Tube (Japan)                                     0        500,000
Mine Safety Applicances                                         0        118,000
Meitec (Japan)                                                  0        180,000
Northwest Pipe Company                                     97,000        271,000
Technip (France)                                           30,000         45,000
USX- US Steel                                             250,000        400,000
UTI Worldwide                                                   0        360,000
Xstrata (Switzerland)                                           0         50,000
Zardoya Otis (Spain)                                            0        550,000

--------------------------------------------------------------------------------
      Energy/Minerals
Aquila                                                    635,000      1,270,000
Dynegy                                                  1,356,000      1,456,000
Enerflex Systems (Canada)                                 350,000        500,000
FMC Technologies                                          650,000      1,000,000
Tipperary                                               1,050,000      1,750,000
Ultra Petroleum                                         1,000,000      1,670,000

--------------------------------------------------------------------------------
      Other Industries
Forest City Enterprises, Cl. B                            466,000        699,000
General Growth Properties                                 450,000        505,000
Tetra Tech                                                300,000        575,000
Red Electrica (Spain)                                           0        600,000
Unisource Energy                                        1,000,000      1,100,000

Sales
--------------------------------------------------------------------------------
      Information
Anchor Gaming                                             780,000              0
Aristocrat Leisure (Australia)                          1,791,800              0
Kronos                                                  1,050,000        900,000
(includes the effect of a 3 for 2 stocksplit)
Solectron                                                 340,000              0

--------------------------------------------------------------------------------
      Health Care
Microcide Pharmaceuticals                                 795,000              0
Serologicals                                            1,100,000        550,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Airtours (United Kingdom)                               3,567,000      3,000,000
Borders Group                                           1,700,000      1,450,000
Isle of Capri Casinos                                   1,170,000              0
Whole Foods Market                                        750,000        500,000

--------------------------------------------------------------------------------
      Finance
Edinburgh Fund Managers
(United Kingdom)                                        1,375,000      1,360,000

--------------------------------------------------------------------------------
      Industrial Goods/Services
Labor Ready                                             2,588,000      2,400,000

--------------------------------------------------------------------------------
      Energy/Minerals
Canadian Hunter Exploration
(Canada)                                                  560,000              0
Carbo Ceramics                                            550,000        450,000
Louis Dreyfus Natural Gas                                 500,000              0
Maverick Tube                                           1,165,000              0
Parker Drilling                                         1,200,000              0
Precision Drilling (Canada)                               950,000        600,000
Newpark Resources                                       3,500,000      3,300,000
Saipem (Italy)                                          4,210,000      3,500,000
Stone Energy                                              200,000              0
Tesoro Petroleum                                        1,939,000      1,320,000


                                       17                                      A

Liberty Acorn Fund
         >Statement of Investments December 31, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 93.3%
--------------------------------------------------------------------------------
Information: 26.5%
               Media
               >Broadcasting: 0.2%
     300,000   Young Broadcasting (b)                                   $  5,385
               Television Stations
   1,140,000   TVB (Hong Kong)                                             4,941
               Television Broadcasting
--------------------------------------------------------------------------------
                                                                          10,326
               >Radio: 0.6%
     850,000   Salem Communications (b)                                   19,550
               Radio Stations for Religious Programming
     520,000   Cumulus Media, Cl. A (b)                                    8,414
               Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                          27,964
               >Television Programming/CATV: 1.7%
   2,500,000   Liberty Media Group, AT&T (b)                              35,000
               CATV Programming & Media Company Holdings
   1,500,000   Mediacom Communications (b)                                27,390
               Cable Television Franchises
     900,000   Corus Entertainment (Canada) (b)                           17,920
               Television Programming & Radio Stations
     200,000   Insight Communications (b)                                  4,832
               CATV Franchises in Midwest
--------------------------------------------------------------------------------
                                                                          85,142
               Telecommunications
               >Telecommunications/Wireline
               Communications: 0.7%
     600,000   Commonwealth Telephone (b)                                 27,300
               Rural Phone Franchises & CLEC
     400,000   Time Warner Telecom (b)                                     7,076
               Facilities Based End-to-End CLEC
     400,000   NTL (United Kingdom) (b)                                      376
               Voice, Video & Data Services
     176,000   Startec Global Communications (b)                               7
               International Telecomm & ISP's
--------------------------------------------------------------------------------
                                                                          34,759
               >Mobile Communications: 1.0%
     450,000   Telephone & Data Systems                                   40,388
               Cellular & Telephone Services
     533,000   COMARCO (b)(c)                                              8,128
               Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          48,516
               Computer Related Hardware
               >Computer Hardware/Related Systems: 1.3%
     400,000   Seachange International (b)                                13,648
               Systems for Video on Demand
               Broadcast & Ad Insertion
     427,000   Avocent (b)                                                10,355
               Computer Control Switches
     331,900   Neopost (France) (b)                                        9,676
               Postage Meters
     140,000   Zebra Technologies (b)                                      7,771
               Bar Code Printing Hardware,
               Supplies & Software
     445,000   Advanced Digital Information (b)                            7,138
               Data Storage Products

Prinicipal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

     360,000   Excel Technologies (b)                                   $  6,264
               Laser Systems & Electro-Optical Components
     370,000   American Power Conversion (b)                               5,350
               Uninterruptable Power Systems
     283,000   Universal Electronics (b)                                   4,870
               Remote Control Devices for Digital Cable TV
  $3,000,000   Tidel Technologies,
               6.0% Note Due 9/8/04 (b)                                      600
      63,158   Tidel Technologies (b)                                         --
               ATM Machines
--------------------------------------------------------------------------------
                                                                          65,672
               >Gaming Equipment: 4.4%
   2,880,000   International Game Technology (b)                         196,704
               Slot Machines & Progressive Jackpots
   1,562,000   Shuffle Master (b)(c)                                      24,477
               Card Shufflers, Casino Games & Slot
               Machines
--------------------------------------------------------------------------------
                                                                         221,181
               >Contract Manufacturing: 0.4%
     718,000   Pemstar (b)                                                 8,616
               Electronic Manufacturing Services
     338,000   Jabil Circuit (b)                                           7,679
               Electronic Manufacturing Services
      50,000   Celestica (Canada) (b)                                      2,010
               Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                          18,305
               >Instrumentation: 0.8%
     310,000   Mettler Toledo (b)                                         16,073
               Laboratory Equipment
     351,000   Dionex (b)                                                  8,954
               Ion & Liquid Chromatography
     227,000   Varian (b)                                                  7,364
               Analytical Instruments
   1,020,000   Spectris (United Kingdom)                                   7,054
               Electronic Instrumentation & Controls
--------------------------------------------------------------------------------
                                                                          39,445
               >Semiconductors/Related Equipment: 0.9%
     590,000   Integrated Circuit Systems (b)                             13,328
               Silicon Timing Devices
     825,000   Axcelis Technologies (b)                                   10,634
               Ion Implantation Tools
     664,000   Asyst Technologies                                          8,473
               Semiconductor Fab Automation Equipment
     219,000   Microsemi (b)                                               6,504
               Analog/Mixed Signal Semiconductors
     261,000   Actel (b)                                                   5,197
               Semiconductors - Field Programmable
               Gate Arrays
--------------------------------------------------------------------------------
                                                                          44,136
               Software/Services
               >Business Software: 5.8%
   3,200,000   JD Edwards (b)                                             52,640
               Mid-market ERP & Supply Chain Software
     900,000   Kronos (b)                                                 43,542
               Labor Management Solutions
   5,750,000   Novell (b)                                                 26,392
               Directory, Identity Management &
               Authorization Software
   1,158,000   JDA Software (b)                                           25,881
               Applications/Software & Services for Retailers


A                                      18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >Business Software--continued
     925,000   Micros Systems (b)(c)                                  $   23,217
               Information Systems for Restaurants & Hotels
   1,800,000   Systems & Computer Technology (b)(c)                       18,612
               Enterprise Software & Services
   1,493,000   Avid Technology (b)(c)                                     18,140
               Digital Nonlinear Editing Software & Systems
   3,100,000   Multex.Com (b)(c)                                          13,950
               Provider Of Investment Info To Institutions
               & Individuals
   3,200,000   Bsquare (b)(c)                                             13,344
               Software To Help Design Mobile Devices
     650,000   Hyperion Solutions (b)                                     12,909
               Analytical Application Software
     460,000   MRO Software (b)                                           10,755
               Enterprise Management Software
   1,661,000   MAPICS (b)(c)                                              10,232
               Mid-market ERP Software
   1,250,000   Indus International (b)                                     9,125
               Enterprise Asset Management Software
     280,000   SPSS (b)                                                    4,970
               Statistical Analysis Software
     130,000   Sybase (b)                                                  2,049
               Database Software
   1,400,000   ClickSoftware Technologies (b)(c) (Israel)                  1,778
               Service Chain Optimization Software
      35,000   Group 1 Software                                              544
               Address Verification Software
--------------------------------------------------------------------------------
                                                                         288,080
               >Consumer Software: 1.1%
     700,000   THQ (b)                                                    33,929
               Entertainment Software
     705,000   Activision (b)                                             18,337
               Entertainment Software
     150,000   Konami (Japan)                                              4,431
               Entertainment Software
--------------------------------------------------------------------------------
                                                                          56,697
               >Computer Services: 1.7%
   2,700,000   Ciber                                                      25,515
               Software Services & Staffing
   3,351,000   Igate Capital (b)(c)                                       13,739
               Technology Staffing Services
     700,000   American Management Systems (b)                            12,656
               Software Development Services
   2,100,000   Analysts International (c)                                  8,673
               Technology Staffing Services
     500,000   Pomeroy Computer Resources (b)                              6,750
               Network Integration Services
     493,000   New Horizons Worldwide (b)                                  5,669
               Computer Training Services
     600,000   AnswerThink Consulting (b)                                  3,918
               IT Integrator for Fortune 2000
   1,750,000   WM Data Nordic (Sweden)                                     4,405
               Computer Services/Consulting
     140,000   Vitalstream (b)                                               700
     580,000   Vitalstream, Series C (b)                                     290
               Streaming Services for the Internet
--------------------------------------------------------------------------------
                                                                          82,315
               >Business Information/Marketing
               Services/Publishing: 2.7%
     562,000   Choicepoint (b)                                            28,488
               Fraud Protection Information
   1,200,000   Getty Images (b)                                           27,576
               Photographs for Publications & Electronic Media
     700,000   Information Holdings (b)                                   19,817
               Scientific & Medical Publications,
               Patent Information
   2,684,000   InfoUSA (b)(c)                                             18,627
               Business Data for Sales Leads
   2,200,000   Navigant Consulting (b)(c)                                 12,100
               Consulting Firm
     645,000   Martha Stewart Living Omnimedia (b)                        10,610
               Magazines, Merchandise & TV Programs
     240,000   Proquest (b)                                                8,138
               Information Services for Education &
               Automotive Markets
   1,400,000   PRIMEDIA (b)                                                6,090
               Specialty Magazines & Other Publications
   2,500,000   Independent News & Media (Ireland) (b)                      4,678
               Leading International Newspaper Publisher
--------------------------------------------------------------------------------
                                                                         136,124
               >Internet: 0.3%
     700,000   RSA Security (b)                                           12,222
               Enterprise Security Software
       2,683   Bigfoot International, Series A (b)(c)                        134
     778,294   Bigfoot International (b)                                       2
               Internet Direct Marketing
     250,000   NeoPlanet, Series A (b)                                       125
      53,376   NeoPlanet, Series B (b)                                        27
               Web Browser
--------------------------------------------------------------------------------
                                                                          12,510
               >Electronics Distribution: 0.6%
     540,000   Avnet                                                      13,754
               Electronic Components Distribution
     985,000   Pioneer-Standard Electronics                               12,509
               Component & Computer Distribution
     225,000   MCSI (b)                                                    5,276
               A/V Products Distribution & Installation
--------------------------------------------------------------------------------
                                                                          31,539
               >Transaction Processors: 2.3%
   1,422,000   Global Payments                                            48,917
               Credit Card Processor
   1,208,000   Concord EFS (b)                                            39,598
               Credit Card Processor
     200,000   Cubic                                                      10,272
               Smart Card Systems for Public Transportation
               & Defense Systems
     229,000   Deutsche Boerse (Germany)                                   9,080
               Trading, Clearing & Settlement Services
               for Financial Markets
     180,000   Euronext (France) (b)                                       3,408
               Operates Amsterdam, Brussels & Paris
               Stock Exchanges
--------------------------------------------------------------------------------
                                                                         111,275
                                                                      ----------
Information: Total                                                     1,313,986


                                       19                                      A

Liberty Acorn Fund
         >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Health Care: 8.8%
               >Biotechnology/Drug Delivery: 2.1%
     426,000   NPS Pharmaceuticals (b)                                  $ 16,316
               Small Molecule Drugs
     598,000   Inhale Therapeutic Systems (b)                             11,093
               Pulmonary Drug Delivery
     160,000   Myriad Genetics (b)                                         8,422
               Gene Discovery & Diagnostic Products
   1,258,000   Corvas International (b)                                    8,240
               Rational Drug Design
   1,875,000   Locus Discovery, Series D. Pfd.                             7,500
               High Throughput Rational Drug Design
     218,000   Protein Design Labs (b)                                     7,150
               Computer Designed Monoclonal Antibodies
     555,000   Arena Pharmaceuticals (b)                                   6,677
               Novel Drug Targeting Technology
     365,000   Maxygen (b)                                                 6,413
               Molecular Breeding
     416,000   Diversa (b)                                                 5,886
               Molecular Breeding
   1,040,000   Aclara Biosciences (b)                                      5,273
               Microfluidic Systems for Drug Development
   1,249,999   Perlegen Sciences (b)                                       4,500
               Large Scale Gene Sequencing
     210,000   Gene Logic (b)                                              3,956
               Gene Expression Database
     316,000   Guilford Pharmaceuticals (b)                                3,792
               Drug Delivery & Neurology Drugs
     461,000   SYRRX, Series C (b)                                         2,997
               X-ray Crystallography
     325,000   Genzyme Molecular Oncology Division (b)                     2,600
               Gene Expression Technology & Cancer Drugs
     135,000   Incyte Genomics (b)                                         2,641
               Bioinformatics & Drug Delivery
     144,000   Ciphergen Biosystems (b)                                    1,152
               Protein Chips used for Drug Target Discovery
     124,000   Atherogenic (b)                                               750
               Drugs for Atherosclerosis, Rheumatoid Arthritis,
               Asthma
     326,000   Microdose (b)                                                 326
               Drug Inhalers
      45,000   Synaptic Pharmaceutical (b)                                   271
               Receptor Targeted Drug Design
--------------------------------------------------------------------------------
                                                                         105,955
               >Medical Equipment: 2.1%
     583,000   Orthofix International (b)                                 21,631
               Bone Fixation & Stimulation Devices
     670,000   Edwards Lifesciences (b)                                   18,512
               Heart Valves
     858,000   Steris (b)                                                 15,676
               Sterilization Devices
   1,495,000   Novoste (b)(c)                                             13,066
               Radiation Catheters for In-stent Restenosis
   2,000,000   Smith & Nephew (United Kingdom)                            12,077
               Medical Equipment & Supplies
     350,000   Haemonetics (b)                                            11,872
               Blood & Plasma Collection Equipment
     682,000   Visx (b)                                                    9,037
               Laser Eye Surgery Equipment
--------------------------------------------------------------------------------
                                                                         101,871

               >Pharmaceuticals: 0.1%
     600,000   Alliance Unichem (United Kingdom)                           4,533
               Pharmaceutical Distribution
--------------------------------------------------------------------------------

               >Hospital Management: 0.1%
     100,000   Rhoen-Klinikum (Germany)                                    5,146
               Hospital Management
--------------------------------------------------------------------------------

               >Medical Supplies: 0.2%
     650,000   Owens & Minor                                              12,025
               Distribution of Medical Supplies
--------------------------------------------------------------------------------

               >Services: 4.2%
   3,073,000   First Health Group (b)                                     76,026
               PPO Network
   1,812,000   NDCHealth (formerly known
               as National Data) (c)                                      62,605
               Health Claims Processing & Drug Marketing Services
   1,060,000   Lincare Holdings (b)                                       30,369
               Home Health Care Services
     472,000   Syncor International (b)                                   13,518
               Nuclear Pharmacy for Radiopharmaceuticals
     550,000   Serologicals (b)                                           11,825
               Blood Collection & Antibody Production
   1,100,000   Beverly Enterprises (b)                                     9,460
               Nursing Homes
     179,000   Medquist (b)                                                5,236
               Medical Transcription Services
--------------------------------------------------------------------------------
                                                                         209,039
                                                                        --------
Health Care: Total                                                       438,569

Consumer Goods/Services: 17.9%
               Goods
               >Leisure Vehicles: 2.3%
   1,500,000   Harley-Davidson                                            81,465
               Motorcycles & Related Merchandise
   1,120,000   Monaco Coach (b)                                           24,494
               Recreational Vehicles
   6,100,000   Ducati Motor (Italy) (b)                                    9,838
               Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
                                                                         115,797
               >Furniture/Textiles: 1.6%
     525,000   Mohawk Industries (b)                                      28,812
               Carpet & Flooring Manufacturer
     688,000   Furniture Brands International (b)                         22,030
               Furniture Manufacturer
     660,000   Herman Miller                                              15,616
               Office Furniture
     500,000   Hon Industries                                             13,825
               Office Furniture & Fireplaces
--------------------------------------------------------------------------------
                                                                          80,283
               >Food & Beverages: 0.3%
     250,000   Nutreco Holdings (Netherlands)                              7,997
               Farm Raised Salmon
      23,000   Binding-Brauerei (Germany)                                  3,586
               Brewery


A                                      20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >Food & Beverages--continued
      84,000   Hokuto (Japan)                                           $  2,896
               Mushroom Production
--------------------------------------------------------------------------------
                                                                          14,479
               >Nondurables: 0.9%
   2,300,000   Helen of Troy (b)(c)                                       28,543
               Personal Care Products
     220,000   Scotts Company (b)                                         10,472
               Consumer Lawn & Garden Products
     601,000   First Years (c)                                             7,693
               Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                          46,708
               >Durable Goods: 0.7%
   1,000,000   Callaway Golf                                              19,150
               Premium Golf Clubs & Balls
     560,000   Hunter Douglas (Netherlands)                               15,034
               Window Shades & Venetian Blinds
--------------------------------------------------------------------------------
                                                                          34,184
               >Apparel: 2.0%
   1,230,000   Jones Apparel (b)                                          40,799
               Women's Apparel
     752,000   Coach (b)                                                  29,313
               Designer & Retailer of Branded Leather Accessories
     880,000   Nautica Enterprises (b)                                    11,255
               Casual Apparel
     650,000   Skechers USA (b)                                            9,503
               Footwear Designer & Marketer
     347,000   Steven Madden (b)                                           4,882
               Wholesaler/Retailer of Fashion Footwear
     155,000   Hugo Boss Designs (Germany)                                 3,232
               Fashion Apparel
--------------------------------------------------------------------------------
                                                                          98,984
               Services
               >Retail: 4.6%
   1,575,000   Christopher & Banks (b)(c)                                 53,944
               Specialty Women's Retailer at Moderate
               Price Levels
     940,000   Michaels Stores (b)                                        30,973
               Craft & Hobby Specialty Retailer
   1,450,000   Borders Group (b)                                          28,768
               Bookstores
     536,000   Zale (b)                                                   22,448
               Specialty Retailer of Jewelry
     500,000   Whole Foods Market (b)                                     21,780
               Natural Food Supermarkets
   1,100,000   Pier 1 Imports                                             19,074
               Imported Furniture & Tchotchkes
     415,000   Chico's Fas (b)                                            16,475
               Women's Specialty Retail
     750,000   Gadzooks (b)(c)                                            10,305
               Teen Apparel Retailer
   1,067,000   Autogrill (Italy)                                           9,897
               Tollway Restaurants
     237,000   Hot Topic (b)                                               7,439
               Music Inspired Retailer of Apparel,
               Accessories & Gifts
     300,000   Gaiam (b)                                                   6,540
               Healthy Living Catalog & E-Commerce
--------------------------------------------------------------------------------
                                                                         227,643
               >Travel: 1.0%
     860,000   Intrawest (Canada)                                         14,855
               Owner/Operator of Ski Resorts
     800,000   Vail Resorts (b)                                           14,184
               Owner/Operator of Ski Resorts
   3,000,000   Airtours (United Kingdom)                                  10,824
               Tour Operator
      30,000   Kuoni Reisen (Switzerland)                                  7,974
               Tour Operator
--------------------------------------------------------------------------------
                                                                          47,837
               >Consumer Services: 1.8%
   1,300,000   ITT Educational Services (b)(c)                            47,931
               Technology Oriented Post-secondary
               Degree Programs
   1,780,000   Bally Total Fitness (b)(c)                                 38,377
               National Chain of Fitness Centers
     610,000   Princeton Review (b)                                        4,667
               College Preparation Courses
--------------------------------------------------------------------------------
                                                                          90,975
               >Entertainment: 0.5%
   1,150,000   Six Flags (b)                                              17,687
               Worldwide Theme Park Operator
     250,000   Speedway Motors (b)                                         6,320
               Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                          24,007
               >Casinos: 0.7%
   2,250,000   Station Casinos (b)                                        25,178
               Casinos & Riverboats
     535,000   Monarch Casino & Resort (b)(c)                              4,280
               Casino/Hotel in Reno
     700,000   Pinnacle Entertainment (b)                                  4,221
               Casinos in Secondary Markets & Card Clubs
     113,000   Lakes Gaming (b)                                              701
               Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------------
                                                                          34,380
               >Cruise Lines: 1.5%
   1,400,000   Carnival                                                   39,312
               Largest Cruise Line
   1,060,000   Steiner Leisure (b)(c)                                     22,525
               Spas & Hair/Skin Products on Cruise Ships
  32,000,000   Star Cruises (Singapore) (b)                               12,000
               Cruising/Casino Operations
--------------------------------------------------------------------------------
                                                                          73,837
                                                                        --------
Consumer Goods/Services: Total                                           889,114


                                       21                                      A

Liberty Acorn Fund
         >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Finance: 16.6%
               >Banks: 3.2%
   1,026,000   TCF Financial                                            $ 49,227
               Great Lakes Bank
     803,000   Texas Regional Bancshares                                  30,394
               Tex-Mex Bank
     800,000   Associated Banc-Corp                                       28,232
               Midwest Bank
     605,000   Chittenden                                                 16,698
               Vermont & Western Massachusetts Bank
     664,000   Glacier Bancorp                                            13,824
               Montana & Idaho Banks
   2,900,000   Anglo Irish Bank (Ireland)                                 11,240
               Small Corporate Lending & Private Banking
     675,000   Republic                                                    9,349
               Michigan Bank
      59,000   Umpqua Holdings                                               797
               Oregon Bank
--------------------------------------------------------------------------------
                                                                         159,761
               >Savings & Loans: 1.2%
   1,338,000   Peoples Bank Bridgeport                                    28,446
               Connecticut Savings & Loan
     824,000   Commonwealth Bancorp (c)                                   18,252
               Philadelphia Savings & Loan
     797,000   Anchor Bancorp Wisconsin                                   14,139
               Wisconsin Thrift
--------------------------------------------------------------------------------
                                                                          60,837
               >Insurance: 3.2%
     995,000   Protective Life                                            28,785
               Life Insurance
     706,000   Philadelphia Consolidated Holding (b)                      26,623
               Specialty Insurance
     900,000   HCC Insurance Holdings                                     24,795
               Aviation Insurance
     138,000   Markel (b)                                                 24,792
               Specialty Insurance
     826,000   Leucadia National                                          23,847
               Insurance Holding Company
     446,000   RLI                                                        20,070
               Specialty Insurance
     210,000   StanCorp Financial                                          9,923
               Group Life, Disability & 401K
--------------------------------------------------------------------------------
                                                                         158,835
               >Money Management: 5.4%
   2,170,000   SEI Investments                                            97,889
               Mutual Fund Administration & Investment
               Management
   1,105,000   Affiliated Managers Group (b)                              77,880
               Mutual Fund & Pension Manager
   1,050,000   Neuberger Berman                                           46,095
               Major Asset Management Company
     450,000   Eaton Vance                                                15,997
               Mutual Funds
   1,360,000   Edinburgh Fund Managers
               (United Kingdom)                                            9,742
               Investment Management
   1,000,000   Banca Fideuram (Italy)                                      8,010
               Life Insurance & Mutual Funds
     240,000   BKF Capital Group (b)                                       6,888
               Institutional Money Manager
      18,000   Julius Baer Holdings                                        6,076
               Private Banking, Brokerage & Mutual Funds
     200,000   The Investment Company of
               China (China)                                                 616
               Closed-End Fund
--------------------------------------------------------------------------------
                                                                         269,193
               >Finance Companies: 3.6%
   4,431,000   AmeriCredit (b)(c)                                        139,798
               Auto Lending
     850,000   DVI Health Services (b)(c)                                 14,620
               Leases for Big Medical Equipment
   1,820,000   World Acceptance (b)(c)                                    13,286
               Personal Loans
   1,375,000   Capital Trust (b)(c)                                        7,920
               Mortgage Loans
--------------------------------------------------------------------------------
                                                                         175,624
                                                                        --------
Finance: Total                                                           824,250

--------------------------------------------------------------------------------
Industrial Goods/Services: 8.9%
               >Steel: 0.6%
     840,000   Gibraltar Steel (c)                                        14,717
               Steel Processing
     400,000   USX- US Steel                                               7,244
               Steel Producer
     500,000   Maruichi Steel Tube (Japan)                                 5,076
               Processed Steel
     370,000   Atchison Casting (b)                                          651
               Steel Foundries
--------------------------------------------------------------------------------
                                                                          27,688
               >Industrial Goods: 1.2%
   1,300,000   Clarcor (c)                                                35,295
               Mobile & Industrial Filters
     700,000   Applied Industrial Technologies                            13,055
               Industrial Components Distribution
     254,000   Intermagnetics General (b)                                  6,579
               Superconducting Wire Manufacturer
     118,000   Mine Safety Appliances (b)                                  4,738
               Safety Equipment
     400,000   Advanced Lighting Technologies (b)                            600
               Metal Halide Lighting & Fiber Optic Coatings
--------------------------------------------------------------------------------
                                                                          60,267
               >Construction: 0.3%
      45,000   Technip (France)                                            6,014
               Global Engineering & Construction
     200,000   Insituform Technologies (b)                                 5,116
               Rehabilitation & Repair of Gas, Sewer &
               Water Pipelines
     271,000   Northwest Pipe Company (b)                                  4,431
               Water Transmission Pipe
--------------------------------------------------------------------------------
                                                                          15,561
               >Specialty Chemicals & Industrial
               Materials: 0.7%
   1,100,000   Spartech                                                   22,605
               Plastics Distribution & Compounding


A                                      22

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >Specialty Chemicals & Industrial
               Materials--continued
     347,000   SYMYX (b)                                                $  7,370
               Materials & Chemicals
      16,500   Givaudan (Switzerland)                                      5,032
               Industrial Fragrances & Flavors
--------------------------------------------------------------------------------
                                                                          35,007
               >Machinery: 0.7%
     546,000   Ametek                                                     17,412
               Aerospace/Industrial Instruments
     344,000   Cuno (b)                                                   10,492
               Filtration & Fluids Clarification
     550,000   Zardoya Otis (Spain)                                        5,106
               Elevator Manufacturer & Service Provider
      96,000   Esco Technologies (b)                                       3,311
               Filtration & Test Equipment
--------------------------------------------------------------------------------
                                                                          36,321
               >Outsourcing Services & Training: 0.7%
  12,000,000   Li & Fung (Hong Kong)                                      13,464
               Sourcing of Consumer Goods
   2,400,000   Labor Ready (b)(c)                                         12,264
               Temporary Manual Labor
     180,000   Meitec (Japan)                                              4,374
               Staffing Company Specializing in Engineers
     600,000   GP Strategies (b)                                           2,280
               Training Programs
--------------------------------------------------------------------------------
                                                                          32,382
               Industrial Suppliers: 0.1%
      50,000   Xstrata (Switzerland) (b)                                   6,155
               Smelting
--------------------------------------------------------------------------------

               >Logistics: 2.5%
   1,400,000   Expeditors International of
               Washington                                                 79,730
               International Freight Forwarder
     700,000   Forward Air (b)                                            23,744
               Freight Transportation Between Airports
     759,000   Hub Group (b)(c)                                            7,954
               Truck & Rail Freight Forwarder
     360,000   UTI Worldwide (b)                                           7,045
               International Freight Forwarder
     600,000   Airnet Systems (b)(c)                                       4,944
               Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                         123,417
               >Other Industrial Services: 2.1%
   1,526,000   Wackenhut, Cl. B (b)                                       29,055
               Prison Management
   6,100,000   Serco Group (United Kingdom)                               31,972
               Facilities Management
     520,000   Mobile Mini (b)                                            20,342
               Leases Portable Storage Units
     700,000   Clark/Bardes Consulting (b)(c)                             17,661
               Executive Compensation & Benefits Consulting
     360,000   Hagemeyer (Netherlands)                                     6,736
               Maintenance, Repair & Operating Supply Distribution
--------------------------------------------------------------------------------
                                                                         105,766
                                                                        --------
Industrial Goods/Services: Total                                         442,564

--------------------------------------------------------------------------------
Energy/Minerals: 8.5%
               >Independent Power: 0.4%
     500,000   Orion Power (b)                                            13,050
               Wholesale Electric Generator
     900,000   Covanta Energy (b)                                          4,068
               Electric Power Developer
     720,000   Millennium Cell (b)                                         3,758
               Fuel Cell Technology
--------------------------------------------------------------------------------
                                                                          20,876
               >Oil/Gas Producers: 2.7%
   5,550,000   XTO Energy                                                 97,125
               Natural Gas Producer
     630,000   Evergreen Resources (b)                                    24,324
               Coal Seam Gas Producer
   1,670,000   Ultra Petroleum (b)                                        10,170
               Natural Gas Producer
   1,750,000   Tipperary (b)(c)                                            2,835
               Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                         134,454
               >Distribution/Marketing/Refining: 2.8%
   1,400,000   Equitable Resources                                        47,698
               Natural Gas Utility & Producer
   1,456,000   Dynegy                                                     37,128
               Energy Trading & Generation
   1,270,000   Aquila (b)                                                 21,717
               Energy Trading
   1,320,000   Tesoro Petroleum (b)                                       17,305
               Oil Refinery/Gas Producer
     761,000   Atmos Energy                                               16,171
               Natural Gas Utility
--------------------------------------------------------------------------------
                                                                         140,019
               >Other Resources: 0.3%
   1,350,000   Waste Recycling Group
               (United Kingdom)                                            8,550
               Landfills
     600,000   Cadiz (b)                                                   4,812
               Farming & Water Resources in California
--------------------------------------------------------------------------------
                                                                          13,362
               >Oil Services: 2.3%
   3,300,000   Newpark Resources (b)                                      26,070
               Oilfield Fluid Management & Equipment Rental
     450,000   Carbo Ceramics                                             17,622
               Natural Gas Well Stimulants
   3,500,000   Saipem (Italy)                                             17,152
               Offshore Construction & Drilling
   1,000,000   FMC Technologies (b)                                       16,450
               Deep Water Oil & Gas Well Head Manufacturer
     600,000   Precision Drilling (Canada) (b)                            15,474
               Oil & Gas Driller
     614,000   Chiles Offshore (b)                                        12,212
               Oil & Gas Driller
     500,000   Enerflex Systems (Canada)                                   6,202
               Natural Gas Compressor Manufacturer
--------------------------------------------------------------------------------
                                                                         111,182
                                                                        --------
Energy/Minerals: Total                                                   419,893


                                       23                                      A

Liberty Acorn Fund
         >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Other Industries: 6.1%
               >Real Estate: 4.8%
   1,000,000   The Rouse Company                                      $   29,290
               Regional Shopping Malls
     699,000   Forest City Enterprises, Cl. B                             27,366
               Diversified Properties
     875,000   SL Green Realty                                            26,871
               Manhattan Office Buildings
     700,000   Manufactured Home Communities                              21,847
               Manufactured Home Communities
     675,000   First Industrial Realty Trust                              20,992
               Industrial Properties
     505,000   General Growth Properties                                  19,594
               Regional Shopping Malls
     625,000   Macerich Company                                           16,625
               Regional Shopping Malls
     650,000   Amli Residential                                           16,393
               Midwestern Apartments
     903,125   Security Capital European Realty (b)                       16,256
               Strategic Real Estate Investments
     450,000   BRE Properties                                             13,932
               Apartments
     520,000   Summit Properties                                          13,010
               Southeastern Apartments
   1,099,000   LaSalle Hotel Properties (c)                               12,902
               Upscale/Full Service Hotels
     190,000   Consolidated Tomoka                                         3,777
               16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                         238,855
               >Waste Management: 0.2%
     575,000   Tetra Tech (b)                                             11,448
               Resource Management & Infrastructure Consulting
--------------------------------------------------------------------------------

               >Regulated Utilities: 1.1%
   1,100,000   Unisource Energy                                           20,009
               Electric Utility in Arizona
     700,000   Conectiv                                                   17,143
               Electric Utility in New Jersey, Delaware & Maryland

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

     200,000   CH Energy                                              $    8,694
               Electric Utility in New York
     600,000   Red Electrica (Spain)                                       5,587
               Spanish Power Grid
--------------------------------------------------------------------------------
                                                                          51,433
                                                                      ----------
Other Industries - Total                                                 301,736

Total Common Stocks and Other
  Equity-Like Securities: 93.3%                                       ----------
               (Cost: $3,007,366)                                      4,630,112

Short-Term Obligations: 6.2%
               Yield 1.75% - 2.57%
               Due 1/02 - 1/11/02
    $ 42,704   Nestle's Capital                                           42,685
      38,171   Texaco                                                     38,165
      34,920   GMAC                                                       34,887
      32,745   Qwest                                                      32,731
      28,666   Equillon                                                   28,663
      28,465   Ford Motor Puerto Rico                                     28,451
      25,152   SBC Communications                                         25,139
      25,000   Ford Motor Credit                                          24,977
      24,950   IBM Credit                                                 24,949
      20,019   Eaton                                                      20,012
      10,000   US Treasury Bill                                            9,996
--------------------------------------------------------------------------------
               (Amortized Cost: $310,655)                                310,655

Total Investments: 99.5%                                              ----------
               (Cost: $3,318,021)(a)                                   4,940,767

Cash and Other Assets Less Liabilities: 0.5%                              22,597
                                                                      ----------
Total Net Assets: 100%                                                $4,963,364
================================================================================


A                                      24

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2001, for federal income tax purposes cost of investments is $3,318,176 and net unrealized appreciation was $1,622,591, consisting of gross unrealized appreciation of $1,881,543 and gross unrealized depreciation of $258,952.
(b)   Non-income producing security.
(c) On December 31, 2001, the fund held the following percentages of the outstanding voting shares of the companies listed below:

      Hub Group                                     9.83%
      World Acceptance                              9.70%
      Multex.Com                                    9.56%
      Bsquare                                       9.28%
      Novoste                                       9.23%
      Analysts International                        8.68%
      Shuffle Master                                8.64%
      MAPICS                                        8.27%
      Gadzooks                                      8.23%
      Helen of Troy                                 8.19%
      COMARCO                                       7.74%
      Commonwealth Bancorp                          7.74%
      Capital  Trust                                7.34%
      Tipperary                                     6.96%
      Gibraltar Steel                               6.67%
      First Years                                   6.54%
      Bigfoot International, Series A               6.53%
      Igate Capital                                 6.51%
      Christopher & Banks                           6.34%
      Bally Total Fitness                           6.13%
      Steiner Leisure Ltd                           6.01%
      LaSalle Hotel Properties                      5.96%
      DVI Health Services                           5.93%
      Labor Ready                                   5.92%
      Airnet Systems                                5.92%
      Avid Technology                               5.73%
      Monarch Casino & Resort                       5.67%
      Navigant Consulting                           5.51%
      ITT Educational Services                      5.49%
      Clark/Bardes Consulting                       5.46%
      Systems & Computer Technology                 5.44%
      ClickSoftware Technologies                    5.35%
      NDC Health                                    5.32%
      InfoUSA                                       5.31%
      Micros Systems                                5.29%
      Clarcor                                       5.28%
      AmeriCredit                                   5.25%

      The aggregate cost and value of these companies at December 31, 2001, was $618,194,000 and $846,511,000 respectively. Investments in affiliate companies represent 17.06% of total net assets at December 31, 2001. Investment activity and income amounts relating to affiliates during the year ended December 31, 2001 were as follows:

      Dividend  Income                                 $  2,742,000
      Net realized gain or loss                        $(49,710,000)
      Change in unrealized gain or loss                $108,992,000

      Purchases                                        $153,224,000
      Proceeds from sales                              $134,381,000

      In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at December 31, 2001. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On December 31, 2001, the market value of foreign securities (in thousands) represents 7.18% of total net assets.

      The Fund's foreign portfolio was diversified as follows:

                                                     Value         Percent
==========================================================================
United Kingdom                                     $ 85,128         1.72%
Canada                                             $ 56,461         1.14%
Italy                                              $ 44,897         0.90%
Netherlands                                        $ 29,767         0.60%
Germany                                            $ 21,044         0.42%
Switzerland                                        $ 19,161         0.39%
France                                             $ 19,098         0.38%
Hong Kong                                          $ 18,405         0.37%
Japan                                              $ 16,777         0.34%
Ireland                                            $ 15,918         0.32%
Singapore                                          $ 12,000         0.24%
Spain                                              $ 10,693         0.22%
Sweden                                             $  4,405         0.09%
Israel                                             $  1,778         0.04%
China                                              $    616         0.01%
                                                   --------         ----
Total                                              $356,148         7.18%
                                                   ========         ====


                                       25                                      A

Liberty Acorn International
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                      --------------------------
                                                       09/30/01        12/31/01

Additions
--------------------------------------------------------------------------------
         Europe

>Germany
GFK                                                      262,000         400,000
Hugo Boss Designs                                        295,000         500,000

>Sweden
Observer                                                 830,000         990,000

>France/Belgium
Euronext                                                 285,000         395,000
Penauille Polyservice                                    200,000         270,000
RTL Group (Belgium)                                      297,900         300,000

>United Kingdom/Ireland
Aberdeen Asset Management                                965,000       1,000,000
Anglo Irish Bank (Ireland)                             5,320,000       5,400,000
Aggreko                                                1,060,000       1,900,000
Independent News & Media
(Ireland)                                                      0       2,500,000
Jardine Lloyd Thompson                                   235,000         600,000
Nestor Healthcare                                        421,000         700,000
St. James Place Capital                                  500,000         860,000
Tullow Oil                                                     0       3,500,000
Waterford Wedgewood (Ireland)                                  0      12,000,000

>Switzerland
Geberit International                                          0          20,000
Kuoni Reisen                                              40,000          50,000
Xstrata                                                        0          50,000

>Spain
Zardoya Otis                                             550,000         900,000

>Netherlands
Hagemeyer                                                      0         565,000
IM Tech                                                  200,000         460,000
OCE                                                      500,000         550,000
OPG Groep                                                 29,600         260,000
Pinkroccade                                              220,000         300,000
United Services Group                                    260,000         400,000

--------------------------------------------------------------------------------
Asia

>Hong Kong
Global Bio-Chem Technology Group                               0      28,000,000
Hang Lung Properties                                           0       3,550,000
Hong Kong Exchanges & Clearing                                 0       5,760,000
JCG Holding                                                    0       5,290,000
Jiangsu Express                                                0      14,500,000
SCMP Group                                                     0      10,000,000
Tingyi Holding                                                 0      15,500,000
Wing Hang Bank                                                 0       1,600,000
Zhejiang Expressway                                            0      17,000,000

>Japan
ARRK                                                      20,000         140,000
Daiseki                                                    7,300         125,000
Eneserve                                                  24,000         120,000
Fuji Seal                                                  2,600          59,000
Goldcrest                                                      0         100,000
Kawasumi Laboratories                                     10,000         250,000
Maruichi Steel Tube                                       17,000         475,000
Nissin Healthcare Food Services                                0          30,000
Paramount Bed                                                  0         200,000

>Taiwan
Ase Test                                                 400,000         535,000

>South Korea
Halla Climate Control                                          0         140,000

>Singapore
Sembcorp Logistics                                     3,800,000       5,860,000
Singapore Technical
Engineering                                            3,500,000       6,500,000
Venture Manufacturing                                  1,735,000       2,085,000
Want Want Holdings                                             0       2,340,000

--------------------------------------------------------------------------------
      Latin America

>Mexico
Consorcio ARA                                              6,000       2,200,000

>Brazil
Banco Itau                                           152,000,000     152,700,000

--------------------------------------------------------------------------------
      Other Countries

>Canada
Moore                                                    200,000         500,000

>Israel
Amdocs                                                   300,000         480,000


I                                      26

                                                            Number of Shares
                                                      --------------------------
                                                       09/30/01        12/31/01

Sales
--------------------------------------------------------------------------------
      Europe

>Germany
Techem                                                   170,000               0
Teleplan International                                   565,000         430,000

>Denmark
ISS International Service Systems                        250,000               0

>Sweden
Autoliv                                                  500,000               0
Poolia                                                   600,000               0

>United Kingdom/Ireland
Dimension Data                                         1,200,000               0
Euro Money Institutional Investor
(formerly known as
Euro Money Publications)                               1,600,000       1,440,000
Expro International                                      877,000         630,000
Incepta                                                8,100,000       7,300,000
Informa Group                                          1,650,000               0
Irish Life & Permanent (Ireland)                       2,600,000       2,100,000

>Switzerland
Cie Fin Richemont                                      1,250,000       1,000,000
(includes the effect of a 100 for 1 stocksplit)

>Italy
Saipem                                                 3,625,000       3,000,000

--------------------------------------------------------------------------------
      Asia

>Japan
Otsuka Kagu                                              107,100               0
THK                                                      200,000               0

>Taiwan
Systex                                                13,250,000      10,000,000

>South Korea
Cheil Communications                                     140,000          80,000

--------------------------------------------------------------------------------
      Latin America

>Mexico
Corp Interamericana
de Entretenimiento                                     3,400,000               0

--------------------------------------------------------------------------------
      Other Countries

>Canada
Canadian Hunter                                          325,000               0
Canadian Natural Resources                               450,000         300,000
Precision Drilling                                       500,000         300,000
Talisman Energy                                          400,000         300,000


                                       27                                      I

Liberty Acorn International
      >Statement of Investments December 31, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 95.3%
--------------------------------------------------------------------------------
Europe: 61.5%
               >Germany/Austria: 10.7%
    600,000    Rhoen-Klinikum Pfd.                                      $ 30,873
    500,000    Rhoen-Klinikum                                             26,062
               Hospital Management
  1,000,000    Stinnes                                                    20,671
               Logistics
    350,000    Deutsche Boerse                                            13,877
               Trading, Clearing & Settlement Services for
               Financial Markets
    150,000    Fresenius, Pfd.                                            12,419
               Dialysis Equipment & Hospital Management
    200,000    Henkel                                                     11,227
               Chemicals, Detergents & Non-Food Consumer Brands
    500,000    Hugo Boss Designs                                          10,425
               Fashion Apparel
    360,000    Flughafen Wien (Austria)                                    9,623
               Vienna Airport Authority
    485,000    Jenoptik                                                    9,075
               Clean Room Construction & Electrical Components
    250,000    Pfeiffer Vacuum Technologies                                7,841
               Vacuum Pump Manufacturer
    400,000    GFK                                                         6,896
               Market Research Services
    430,000    Teleplan International (b)                                  6,475
               After-Sale Warranty Repair Services
  1,000,000    Takkt                                                       5,168
               Mail Order Retailer of Office & Warehouse Durables
    100,000    Beru                                                        4,366
               Auto Parts & Electronics
    200,000    Lion Bioscience                                             3,252
               Bioinformatics
--------------------------------------------------------------------------------
                                                                         178,250
               >Denmark: 0.4%
    100,000    Kobenhavns Lufthavne                                        6,481
               Copenhagen Airport Authority
--------------------------------------------------------------------------------

               >Finland: 2.3%
    400,000    TietoEnator                                                10,443
               Computer Services/Consulting
    350,000    Amer Group                                                  8,925
               Branded Outdoor Sporting Goods
    200,000    KCI Konecranes International                                5,104
               Crane Manufacturer & Service Provider
    350,000    Jaakko Poyry                                                4,958
               Engineering Consultants in Forestry, Energy
    625,000    Fiskars, Series A                                           4,733
               Scissors & Gardening Tools
    900,000    Talentum                                                    3,689
               Trade Journals
--------------------------------------------------------------------------------
                                                                          37,852
               >Sweden: 0.9%
    990,000    Observer (b)                                                6,537
               Media Monitoring & Communications
  1,750,000    WM Data Nordic                                              4,405
               Computer Services/Consulting
    751,200    Metro International, Series B (b)                           3,055
    160,000    Metro International, Series A (b)                             551
               Free Subway Newspapers
    213,875    Sigma (b)                                                     360
               Technical Consulting
--------------------------------------------------------------------------------
                                                                          14,908
               >France/Belgium: 6.4%
    500,000    Fininfo                                                    14,702
               Data Feeds for French Banks & Brokers
    100,000    Technip                                                    13,365
               Global Oil Engineering & Construction
    650,000    NRJ                                                        12,127
               Radio Network
    300,000    RTL Group (Belgium)                                        11,788
               TV & Radio Broadcaster
    400,000    Neopost (b)                                                11,661
               Postage Meter Machines
    270,000    Penauille Polyservice                                       9,503
               Industrial Cleaning/Airport Services
    300,000    Essilor International                                       9,075
               Eyeglass Lenses
    230,000    Euler                                                       8,710
               Insurance of Accounts Receivable
    395,000    Euronext (b)                                                7,479
               Trading, Clearing & Settlement Services for
               Financial Markets
    750,000    Telindus Group (Belgium)                                    5,346
               Network Integration Services
     83,000    Coface                                                      3,505
               Credit Insurance
--------------------------------------------------------------------------------
                                                                         107,261
               >United Kingdom/Ireland: 19.5%
  7,100,000    Serco Group                                                37,213
               Facilities Management
  5,000,000    Capita Group                                               35,568
               Outsourcing Services
  5,380,000    Smith & Nephew                                             32,488
               Medical Equipment & Supplies
  3,000,000    SSL International                                          23,695
               Medical & Footcare Products
  2,100,000    Irish Life & Permanent (Ireland)                           21,331
               Savings Products
  5,400,000    Anglo Irish Bank (Ireland)                                 20,930
               Corporate Lending & Private Banking
  1,900,000    Spectris                                                   13,140
               Electronic Instruments & Controls
  1,900,000    Aggreko                                                    10,097
               Provider of Temporary Power & Temperature
               Control Services
  3,200,000    Holmes Place                                               10,017
               Health Clubs
  1,300,000    Alliance Unichem                                            9,822
               Pharmaceutical Wholesaler & Retailer
 12,000,000    Waterford Wedgwood (Ireland)                                9,409
               Crystal, Tableware & Cookware
  3,000,000    FKI                                                         8,064
               Materials Handling Equipment
  4,100,000    First Choice Holidays                                       7,534
               Tour Operator


I                                      28

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >United Kingdom/Ireland - continued
  1,300,000    Amey                                                     $  7,038
               Facilities Management
  2,500,000    Taylor Nelson                                               7,025
               Market Research Services
  1,300,000    Hit Entertainment                                           6,880
               Television Shows for Children
  1,440,000    Euro Money Institutional Investors
               (formerly known as Euro Money
               Publications)                                               6,814
               Financial Publications
  1,000,000    Waste Recycling Group                                       6,333
               Landfills
    575,000    Torex                                                       6,128
               Application Software for Hospital Management
               & Retail
  1,000,000    Aberdeen Asset Management                                   5,700
               Asset Management
    700,000    Nestor Healthcare                                           5,554
               Supplier Of Outsourced Health Care Staffing
               Solutions
    600,000    Jardine Lloyd Thompson (b)                                  5,371
               Business Insurance Broker
  7,300,000    Incepta                                                     5,101
               Business Information & Marketing Services
    800,000    First Technology                                            4,694
               Auto Electronic Sensors
  2,500,000    Independent News & Media (Ireland) (b)                      4,678
               Newspaper Publisher in U.K. & Commonwealth
               Countries
    860,000    St. James Place Capital                                     4,407
               Life Insurance & Investment Product Distributor
  3,500,000    Tullow Oil (b)                                              3,852
               Oil & Gas Producer
    630,000    Expro International                                         3,607
               Offshore Oil Field Services
    400,000    Charles Taylor Consulting                                   2,201
               Mutual Insurance Management
    600,000    NTL (b)                                                       564
               Voice, Video & Data Services Via Cable Networks
     75,000    RPS Group                                                     157
               Environmental Consulting
--------------------------------------------------------------------------------
                                                                         325,412
               >Switzerland: 8.1%
  1,000,000    Cie Fin Richemont                                          18,594
               Luxury Goods
     60,000    Givaudan                                                   18,299
               Industrial Fragrances & Flavors
     60,500    Kaba Holdings                                              14,951
               Building Security Systems
      7,000    Pargesa                                                    13,839
               Industrial & Media Conglomerate
     40,000    Julius Baer                                                13,501
               Private Banking, Brokerage & Mutual Funds
     50,000    Kuoni Reisen                                               13,290
               Tour Operator
    200,000    Bachem                                                     11,452
               Peptides
      4,000    Sarasin & Cie Bank                                          7,775
               Private Banking
     10,800    Synthes-Stratec                                             7,525
               Products for Orthopedic Surgery
     50,000    Xstrata (b)                                                 6,155
               Smelting
     90,000    Bon Appetit                                                 6,021
               Wholesale Food Distributor and Specialty
               Restaurant/Retailer
     20,000    Geberit International                                       4,478
               Plumbing Supplies
--------------------------------------------------------------------------------
                                                                         135,880
               >Italy: 3.7%
  3,000,000    Autogrill                                                  27,826
               Restaurants & Catering for Travelers
  3,000,000    Saipem                                                     14,702
               Offshore Oil Construction & Drilling
  1,675,000    Banca Fideuram                                             13,417
               Life Insurance & Mutual Funds
  1,000,000    Interpump Group                                             3,876
               HIGH Pressure Pumps & Pistons
    850,000    Class Editori                                               2,689
               Newspapers & On-Line Financial Data
--------------------------------------------------------------------------------
                                                                          62,510
               >Spain: 4.5%
  1,610,000    Red Electrica                                              14,991
               Spanish Power Grid
  1,000,000    Aguas de Barcelona                                         12,474
               Water Utility
    875,000    Prosegur                                                   11,804
               Security Guards
    900,000    Zardoya Otis                                                8,356
               Elevator Manufacturer & Service Provider
  1,200,000    Abengoa                                                     7,388
               Engineering & Construction
    700,000    NH Hoteles (b)                                              6,967
               Business Hotel
  1,000,000    Cortefiel                                                   5,640
               Apparel Retailer
  1,100,000    Transportes Azkar                                           5,332
               Package Delivery & Logistics
    200,000    Aldeasa                                                     3,051
               Airport Retail Management
--------------------------------------------------------------------------------
                                                                          76,003
               >Netherlands: 5.0%
    500,000    Hunter Douglas                                             13,423
               Decorative Window Coverings
    565,000    Hagemeyer                                                  10,572
               B2B Distributor to Industrial & Construction
               End Markets
    260,000    OPG Groep                                                   8,981
               Pharmaceutical Wholesaler & Retailer
    460,000    IM Tech                                                     8,615
               Technical Engineering
    180,000    Fugro                                                       8,035
               Survey & GPS Services
    400,000    United Services Group                                       7,787
               Temporary Staffing Services
    450,000    Vopak                                                       7,297
               Oil Storage & Chemical Distribution
    220,000    Nutreco Holdings                                            7,037
               Salmon, Animal Feeds
    300,000    Pinkroccade                                                 6,362
               Computer Services/Outsourcing


                                       29                                      I

Liberty Acorn International
      >Statement of Investments, continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >Netherlands - continued
    550,000    OCE                                                    $    5,523
               Manufacturer of High Speed Copiers
--------------------------------------------------------------------------------
                                                                          83,632
                                                                      ----------
    Europe:    Total                                                   1,028,189

--------------------------------------------------------------------------------
Asia: 23.0%
               >Hong Kong: 5.7%
  6,000,000    TVB                                                        26,005
               Television Broadcasting
 20,000,000    Li & Fung                                                  22,440
               Sourcing of Consumer Goods
 28,000,000    Global Bio-Chem Technology Group                            9,784
               Corn-Based Food Products
  5,760,000    Hong Kong Exchanges & Clearing                              8,752
               Trading, Clearing & Settlement Services for
               Financial Markets
 10,000,000    SCMP Group                                                  6,283
               English Language Newspaper in Hong Kong
  1,600,000    Wing Hang Bank                                              5,129
               Consumer & Commercial Banking
 17,000,000    Zhejiang Expressway                                         4,185
               Toll Road Builder & Operator
  3,550,000    Hang Lung Properties                                        3,664
               Property Manager
  5,290,000    JCG Holding (b)                                             3,290
               Consumer Finance
 14,500,000    Jiangsu Express                                             3,179
               Toll Road Builder & Operator
 15,500,000    Tingyi Holding                                              2,604
               Instant Noodles
--------------------------------------------------------------------------------
                                                                          95,315
               >Japan: 11.0%
    280,000    Orix                                                       24,962
               Leasing & Other Financial Services
    120,000    Nintendo                                                   20,913
               Entertainment Software & Hardware
     40,000    Bellsystem24                                               14,883
               Call Centers
    250,000    Aeon Credit Service                                        14,238
               Credit Card Issuer
    775,000    Olympus Optical                                            11,093
               Medical Equipment & Cameras
    150,000    Funai Electric                                             11,037
               Consumer Electronics
    700,000    Banyu Pharmaceutical                                       10,365
               Ethical Drug Producer
    600,000    Toppan Forms                                               10,001
               Business Forms & Printing Services
    260,000    Konami                                                      7,680
               Entertainment Software
    317,000    Uni-Charm                                                   6,596
               Infant Hygiene & Feminine Care Products
    180,000    Hokuto                                                      6,205
               Mushroom Production
    140,000    ARRK                                                        5,932
               Prototypes & Molds for New Product Development
    165,000    Aderans                                                     4,849
               Hair Pieces
    475,000    Maruichi Steel Tube                                         4,822
               Processed Steel
    310,000    Daito Trust Construction                                    4,720
               Apartment Builder
    190,000    Meitec                                                      4,617
               Staffing Company Specializing in Engineers
    120,000    Eneserve (b)                                                4,283
               Sells & Maintains In-House Power Generators
    200,000    Paramount Bed                                               3,698
               Manufacturer of Adjustable Beds
    100,000    Goldcrest                                                   3,690
               Apartment Developer
    250,000    Kawasumi Laboratories                                       2,468
               Medical Supplies
     59,000    Fuji Seal                                                   2,038
               Packaging Materials & Machinery
    125,000    Daiseki                                                     1,784
               Waste Disposal & Recycling
    200,000    Wilson Learning                                             1,154
               Corporate Training
     30,000    Nissin Healthcare Food Service (b)                          1,048
               Hospital Catering
--------------------------------------------------------------------------------
                                                                         183,076
               >Taiwan: 2.1%
  4,875,000    Advantech                                                  12,541
               Computer Based Industrial Automation
 10,000,000    Systex (b)                                                 10,519
               Systems Integrator & Internet Services
    535,000    Ase Test (b)                                                7,453
               Semiconductor Packaging & Test Services
  5,750,000    Chroma Ate                                                  4,306
               Test & Measurement Instruments
--------------------------------------------------------------------------------
                                                                          34,819
               >South Korea: 1.3%
    750,000    S1 Corporation                                             10,110
               Security Services
     80,000    Cheil Communications                                        8,225
               Advertising
    140,000    Halla Climate Control (b)                                   3,839
               Auto Parts Manufacturer
--------------------------------------------------------------------------------
                                                                          22,174
               >Singapore: 2.9%
 40,000,000    Star Cruises (b)                                           15,000
               Cruise Line
  2,085,000    Venture Manufacturing                                      15,018
               Electronic Manufacturing Services
  6,500,000    Singapore Technical Engineering                             8,272
               Defense Supplier
  5,860,000    Sembcorp Logistics                                          5,712
               Logistic Services for Marine Transport
  2,340,000    Want Want Holdings                                          4,446
               Snack Foods
--------------------------------------------------------------------------------
                                                                          48,448
                                                                      ----------
         Asia: Total                                                     383,832


I                                      30

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Latin America: 1.9%
               >Mexico: 0.7%
    475,000    Grupo Aeroportuario (b)                                   $ 7,315
               Mexican Airport Authority
  2,200,000    Consorcio ARA (b)                                           3,916
               Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                          11,231
               >Brazil: 0.9%
152,700,000    Banco Itau                                                 11,629
               Universal Bank
    130,000    Embraer Empresa Brasileira                                  2,877
               Mid Size Jets for Regional Airlines
--------------------------------------------------------------------------------
                                                                          14,506
               >Argentina: 0.3%
    380,000    Siderca                                                     5,510
               Seamless Pipes for Oil Wells
--------------------------------------------------------------------------------
                                                                      ----------
Latin America: Total                                                      31,247

--------------------------------------------------------------------------------
Other Countries: 8.9%
               >Australia/New Zealand: 1.7%
  5,000,000    Computershare                                              13,479
               Financial Software/Services
    520,000    Perpetual Trustees                                         11,661
               Investment Management
  1,000,000    United Networks Limited (New Zealand)                       3,418
               New Zealand Electric Grid
--------------------------------------------------------------------------------
                                                                          28,558
               >Canada: 5.5%
  1,150,000    Power Financial                                            27,520
               Life Insurance & Mutual Funds
    900,000    Corus Entertainment (b)                                    17,920
               Television Programming & Radio Stations
    300,000    Talisman Energy                                            11,400
               Oil & Gas Producer
    200,000    Celestica (b)                                               8,040
               Electronic Manufacturing Services
    450,000    Intrawest                                                   7,773
               Owner/Operator of Ski Resorts
    300,000    Precision Drilling (b)                                      7,737
               Oil & Gas Well Driller
    300,000    Canadian Natural Resources                                  7,219
               Oil & Gas Producer
    500,000    Moore                                                       4,805
               Commercial Printing
--------------------------------------------------------------------------------
                                                                          92,414

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------
               >Israel: 1.0%
    480,000    Amdocs (b)                                            $   16,306
               Telecommunications Billing & Customer Care Software
--------------------------------------------------------------------------------
               >Russia: 0.3%
     11,500    Khanty Mansiysk                                            4,190
     $1,500    Khanty Mansiysk 1% Notes
               Due 10/14/02 (b)                                           1,500
               Oil Production in Russia
--------------------------------------------------------------------------------
                                                                          5,690
               >United States: 0.4%
    830,000    MIH (b)                                                    6,059
               Pay-TV & Interactive TV Technology
--------------------------------------------------------------------------------
Other: Total                                                            149,027

Total Common Stocks and Other
  Equity-Like Securities: 95.3%                                      ----------
               (Cost: $1,524,928)                                    $1,592,295

Short-Term Obligations: 4.8%
               Foreign Time Deposits
                 Yield 3.0%
                 Due 1/02/02
71,000  Euro   State Street Bank                                         63,261
11,000  GBP    State Street Bank                                         16,016
--------------------------------------------------------------------------------
               (Amortized Cost: $79,277)                                 79,277
                                                                     ----------
Total Investments: 100.1%                                             1,671,572
(Cost: $1,604,205)(a)                                                ----------

Cash and Other Assets Less Liabilities: (0.1%)                           (1,136)
                                                                     ----------
Total Net Assets: 100%                                               $1,670,436
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2001, for federal income tax purposes cost of investments is $1,613,787 and net unrealized appreciation was $57,785 consisting of gross unrealized appreciation of $323,905 and gross unrealized depreciation of $266,120.
(b)   Non-income producing security.
(c) On December 31, 2001, $601,851 or 36.0% of the Fund's net assets was denominated in the Euro currency.


                                       31                                      I

Liberty Acorn International
      >Portfolio Diversification

At December 31, 2001, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                                       Value (000)       Percent
--------------------------------------------------------------------------------

>Computer Hardware
Semiconductors                                         $     7,453         0.5%
--------------------------------------------------------------------------------
                                                             7,453         0.5

>Computer Software
Telephone Related                                           16,306         1.0
--------------------------------------------------------------------------------
                                                            16,306         1.0

>Technology Services
Full Service                                                27,338         1.7
Network/ SI                                                 10,519         0.6
Internet/ Web Consulting                                     3,689         0.2
Embedded Systems                                               360         0.0
--------------------------------------------------------------------------------
                                                            41,906         2.5

>Telecommunications
ISP's                                                        6,059         0.4
Alternative Provider                                         5,346         0.3
Cable                                                          564         0.0
--------------------------------------------------------------------------------
                                                            11,969         0.7

>Broadcasting & Media Content
Media Content Providers                                     76,068         4.5
Radio & TV Broadcasting                                     49,920         3.0
Hybrid Internet                                             27,811         1.7
Market Research                                             13,921         0.8
--------------------------------------------------------------------------------
                                                           167,720        10.0

>Health Care
Devices & Consumable                                        92,658         5.5
Services                                                    80,545         4.8
Biotech                                                     26,365         1.6
Drugs                                                        9,822         0.6
--------------------------------------------------------------------------------
                                                           209,390        12.5

>Business Services
BPO                                                        115,020         6.9
Business Services                                           78,682         4.7
Logistics                                                   38,190         2.3
Consumer Services                                            1,154         0.1
--------------------------------------------------------------------------------
                                                           233,046        14.0

>Financials
Lending Institutions                                        80,178         4.8
Insurance                                                   65,133         3.9
Asset Management                                            56,624         3.4
--------------------------------------------------------------------------------
                                                           201,935        12.1

>Consumer Goods & Services
Branded Goods                                              109,759         6.6
Leisure                                                     65,007         3.9
Retail Outlets                                              42,538         2.5
Distribution/ E-Commerce                                     5,168         0.3
--------------------------------------------------------------------------------
                                                           222,472        13.3

>Industrials
Goods                                                      182,805        10.9
EMS                                                         34,095         2.0
Electronic Manufacturing                                    16,847         1.0
Construction                                                15,630         0.9
R&D Design Firms                                            13,140         0.8
Distribution                                                10,572         0.7
--------------------------------------------------------------------------------
                                                           273,089        16.3

>Other Industries
Energy                                                      98,300         5.9
Utilities                                                   64,140         3.8
Real Estate                                                 30,730         1.9
Conglomerate                                                13,839         0.8
--------------------------------------------------------------------------------
                                                           207,009        12.4

Total Common Stocks and
   Other Equity-Like Securities:
                                                       -------------------------
                                                         1,592,295        95.3
Short-term Obligations:                                $    79,277         4.8
                                                       -------------------------
Total Investments:                                       1,671,572       100.1
Cash and Other Assets
   Less Liabilities:                                        (1,136)       (0.1)
                                                       -------------------------
Net Assets:                                            $ 1,670,436       100.0%
================================================================================


I                                      32

Liberty Acorn USA
      >Major Portfolio Changes in the Fourth Quarter

                                                             Number of Shares
                                                          ----------------------
                                                          09/30/01      12/31/01

Additions
--------------------------------------------------------------------------------
      Information
Analysts International                                           0       256,600
Information Holdings                                        48,600       108,600

--------------------------------------------------------------------------------
      Health Care
Novoste                                                    160,000       345,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Christopher & Banks                                         70,500        85,500
(includes the effect of a 3 for 2 stocksplit)
Hot Topic                                                        0        40,000

--------------------------------------------------------------------------------
      Finance
AmeriCredit                                                450,500       551,500
Markel                                                           0         7,000

--------------------------------------------------------------------------------
      Industrial Goods/Services
Clark/Bardes Consulting                                          0        75,000
Cuno                                                             0        32,900
Spartech                                                         0        95,000

--------------------------------------------------------------------------------
      Energy/Minerals
Aquila                                                           0       115,000
Newpark Resources                                          476,000       551,000

Sales
--------------------------------------------------------------------------------
      Information
Pomeroy Computer Resources                                 125,300             0
PRIMEDIA                                                    95,000             0

--------------------------------------------------------------------------------
      Health Care
Serologicals                                               208,900       108,900


                                       33                                      U

Liberty Acorn USA
      >Statement of Investments December 31, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.6%
--------------------------------------------------------------------------------
Information: 33.6%

               >Broadcasting: 2.6%
    333,100    Salem Communications (b)                                 $  7,661
               Radio Stations for Religious Programming
--------------------------------------------------------------------------------

               >Radio: 0.4%
     80,000    Cumulus Media, Cl. A (b)                                    1,294
               Radio Stations in Small Cities
--------------------------------------------------------------------------------

               >Television Programmimg: 1.8%
    285,000    Mediacom Communications (b)                                 5,204
               Cable Television Franchises
--------------------------------------------------------------------------------

               >Telecommunications/Wireline
               Communications: 1.0%
     66,000    Commonwealth Telephone (b)                                  3,003
               Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------

               >Mobile Communications: 4.2%
    105,000    Telephone & Data Systems                                    9,424
               Cellular & Telephone Services
    182,700    Comarco (b)                                                 2,786
               Wireless Network Testing
--------------------------------------------------------------------------------
                                                                          12,210
               >Computer Services: 3.3%
    232,000    American Management Systems (b)                             4,195
               Software Development Services
    786,000    RCM Technologies (b)                                        3,694
               Technology Staffing Services
    256,600    Analysts International                                      1,060
               Technology Staffing Services
     60,000    New Horizons Worldwide (b)                                    690
               Computer Training Services
--------------------------------------------------------------------------------
                                                                           9,639
               >Business Software: 12.5%
    527,600    Micros Systems (b)                                         13,243
               Information Systems for Restaurants & Hotels
    578,000    JDA Software (b)                                           12,918
               Applications/Software & Services for Retailers
    765,000    Novell (b)                                                  3,511
               Directory, Identity Management & Authorization
               Software
    132,000    MRO Software (b)                                            3,086
               Enterprise Management Software
     80,000    SPSS (b)                                                    1,420
               Statistical Analysis Software
     80,000    JD Edwards (b)                                              1,316
               Mid Market ERP & Supply Chain Software
     50,000    Group 1 Software (b)                                          778
               Address Verification Software
--------------------------------------------------------------------------------
                                                                          36,272
               >Transaction Processors: 3.7%
    214,640    Global Payments                                             7,384
               Credit Card Processor
    189,000    Euronet Services (b)                                        3,421
               ATM Processor
--------------------------------------------------------------------------------
                                                                          10,805
               >Gaming Equipment: 0.2%
     35,000    Shuffle Master (b)                                            548
               Card Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------

               >Business Information/Marketing
               Services/Publishing: 2.2%
    108,600    Information Holdings (b)                                    3,074
               Scientific & Medical Publications, Patent
               Information
    102,800    Getty Images (b)                                            2,362
               Photographs for Publications & Electronic Media
     50,000    Martha Stewart Living Omnimedia (b)                           823
               Magazines, Merchandise & TV Programs
--------------------------------------------------------------------------------
                                                                           6,259
               >Semiconductors/Related Equipment: 1.7%
    235,000    Axcelis Technologies (b)                                    3,029
               Ion Implantation Tools
     80,000    Integrated Circuit Systems (b)                              1,807
               Silicon Timing Devices
--------------------------------------------------------------------------------
                                                                           4,836
                                                                         -------
               Information: Total                                         97,731

--------------------------------------------------------------------------------
Health Care: 17.6%
               >Biotechnology/Drug Delivery: 1.0%
    375,000    Locus Discovery, Series D. Pfd. (b)                         1,500
               High Throughput Rational Drug Design
    154,000    SYRRX, Series C (b)                                         1,001
               X-ray Crystallography
    363,636    Metabolex, Series F (b)                                       582
               Drugs for Diabetes
--------------------------------------------------------------------------------
                                                                           3,083
               >Medical Equipment: 4.2%
    274,000    Edwards Lifesciences (b)                                    7,571
               Heart Valves
    345,000    Novoste (b)                                                 3,015
               Radiation Catheters for In-Stent Restenosis
    129,000    Visx (b)                                                    1,709
               Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                          12,295
               >Services: 12.4%
    268,300    NDCHealth (formerly known as
               National Data)                                              9,270
               Health Claims Processing & Drug Marketing Services
    246,800    Lincare Holdings (b)                                        7,071
               Home Health Care Services
    856,100    Magellan Health Services (b)                                5,436
               Mental Health Services
    184,000    First Health Group (b)                                      4,552
               PPO Network
    515,000    Beverly Enterprises (b)                                     4,429
               Nursing Homes
    108,900    Serologicals (b)                                            2,341
               Blood Collection & Antibody Production
     80,000    Syncor International (b)                                    2,291
               Nuclear Pharmacy for Radiopharmaceuticals
     18,000    Medquist (b)                                                  527
               Medical Transcription Services
--------------------------------------------------------------------------------
                                                                          35,917
                                                                         -------
               Health Care: Total                                         51,295


U                                      34

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Consumer Goods/Services: 11.4%
               >Consumer Services: 4.5%
    333,000    ITT Educational Services                                 $ 12,278
               Technology-oriented Post-secondary Degree Programs
     43,000    Bally Total Fitness (b)                                       927
               National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                          13,205
               >Apparel: 1.3%
    132,200    Steven Madden (b)                                           1,860
               Wholesaler/Retailer of Fashion Footwear
     30,000    Coach (b)                                                   1,169
               Designer & Retailer of Branded Leather Accessories
     60,000    Skechers USA (b)                                              877
               Footwear Designer & Marketer
--------------------------------------------------------------------------------
                                                                           3,906
               >Retail: 5.6%
    310,000    Callaway Golf                                               5,937
               Premium Golf Clubs & Balls
    347,000    Gadzooks (b)                                                4,768
               Teen Apparel Retailer
     85,500    Christopher & Banks (b)                                     2,928
               Specialty Women's Retailer at Moderate Price Levels
     65,000    Borders Group (b)                                           1,290
               Bookstores
     40,000    Hot Topic (b)                                               1,256
               Music Inspired Retailer of Apparel, Accessories & Gifts
--------------------------------------------------------------------------------
                                                                          16,179
                                                                        --------
               Consumer Goods/Services: Total                             33,290

--------------------------------------------------------------------------------
Finance: 10.3%
               >Banks: 1.5%
    158,125    Chittenden                                                  4,364
               Vermont & West Massachusetts Bank
--------------------------------------------------------------------------------

               >Finance Companies: 7.5%
    551,500    AmeriCredit (b)                                            17,400
               Auto Lending
    590,000    World Acceptance (b)                                        4,307
               Personal Loans
--------------------------------------------------------------------------------
                                                                          21,707
               >Savings & Loan: 0.1%
     17,800    Anchor Bancorp Wisconsin                                      316
               Wisconsin Thrift
--------------------------------------------------------------------------------
               >Insurance: 1.2%
     40,000    Leucadia National                                           1,155
               Insurance Holding Company
      7,000    Markel (b)                                                  1,258
               Specialty Insurance
     40,000    HCC Insurance Holdings                                      1,102
               Aviation Insurance
--------------------------------------------------------------------------------
                                                                           3,515
                                                                        --------
               Finance: Total                                             29,902

--------------------------------------------------------------------------------
Industrial Goods/Services: 7.2%
               >Industrial Materials: 1.2%
     95,000    Spartech                                                    1,952
               Plastics Distribution & Compounding
     53,000    Clarcor                                                     1,439
               Mobile & Industrial Filters
--------------------------------------------------------------------------------
                                                                           3,391
               >Machinery: 0.3%
     32,900    Cuno (b)                                                    1,003
               Filtration & Fluids Clarification
--------------------------------------------------------------------------------

               >Industrial Services: 5.7%
    422,500    Wackenhut, Cl. B (b)                                        8,044
               Prison Management
    346,000    Hub Group (b)                                               3,626
               Truck & Rail Freight Forwarder
    206,900    Insurance Auto Auctions (b)                                 3,002
               Auto Salvage Services
     75,000    Clark/Bardes Consulting (b)                                 1,892
               Executive Compensation & Benefits Consulting
--------------------------------------------------------------------------------
                                                                          16,564
                                                                        --------
               Industrial Goods/Services: Total                           20,958

--------------------------------------------------------------------------------
Energy/Minerals: 7.8%
               >Oil Services: 1.9%
    551,000    Newpark Resources (b)                                       4,353
               Oilfield Fluid Management
     70,000    FMC Technologies (b)                                        1,152
               Deep Water Oil & Gas Well Head Manufacturer
--------------------------------------------------------------------------------
                                                                           5,505
               >Distribution/Marketing/Refining: 5.9%
    360,800    Tesoro Petroleum (b)                                        4,730
               Oil Refinery/Gas Reserves
    122,600    Equitable Resources                                         4,177
               Natural Gas Utility & Producer
    193,000    Atmos Energy                                                4,101
               Natural Gas Utility
     80,400    Dynegy                                                      2,050
               Natural Gas & Electric Processing, Production
               & Marketing
    115,000    Aquila (b)                                                  1,967
               Energy Trading
--------------------------------------------------------------------------------
                                                                          17,025
                                                                        --------
               Energy/Minerals: Total                                     22,530

--------------------------------------------------------------------------------
Other Industries: 4.7%
               >Real Estate: 0.5%
     47,000    The Rouse Company                                           1,377
               Regional Shopping Malls
--------------------------------------------------------------------------------

               >Regulated Utilities: 4.2%
    498,000    Conectiv                                                   12,196
               Electric Utility in New Jersey, Delaware & Maryland
                                                                        --------
               Other Industries: Total                                    13,573

Total Common Stocks (Cost: $227,153): 92.6%                              269,279


                                       35                                      U

Liberty Acorn USA
      >Statement of Investments, continued

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 7.0%
               Yield 1.70% - 1.85% Due 1/02 - 1/03/02
$    10,463    Amgen Financial                                          $ 10,462
        979    Prudential Funding                                          9,769
--------------------------------------------------------------------------------
               (Amortized Cost: $20,231)                                  20,231

Total Investments (Cost: $247,384)(a): 99.6%                             289,510

Cash and Other Assets Less Liabilities: 0.4%                               1,200
                                                                        --------
Total Net Assets: 100%                                                  $290,710
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2001, for federal Income tax purposes cost of investments is $247,596 and net unrealized appreciation was $41,914 consisting of gross unrealized appreciation of $71,597 and gross unrealized depreciation of $29,683.

(b)   Non-income producing security.


U                                      36

Liberty Acorn Foreign Forty
      >Major Portfolio Changes in the Fourth Quarter

                                                           Number of Shares
                                                    ----------------------------
                                                    09/30/01            12/31/01

Additions
--------------------------------------------------------------------------------
     Europe
>United Kingdom
Alliance Unichem                                           0             150,000
>Switzerland
Givaudan                                                   0               3,300

Sales
--------------------------------------------------------------------------------
     Asia
>Japan
Kao                                                   75,000              40,000
--------------------------------------------------------------------------------
     Other Countries
>Canada
Precision Drilling                                    80,000                   0


                                       37                                    F40

Liberty Acorn Foreign Forty
      >Statement of Investments December 31, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                           Common Stocks: 100.2%
--------------------------------------------------------------------------------
Europe: 64.7%

               >Germany: 8.9%
     45,000    Rhoen-Klinikum                                           $  2,346
               Hospital Management
     39,000    Deutsche Boerse                                             1,546
               Trading, Clearing & Settlement Services for
               Financial Markets
      3,500    Henkel                                                        197
               Chemicals, Detergents & Non-Food Consumer Brands
--------------------------------------------------------------------------------
                                                                           4,089
               >Norway: 1.8%
     49,000    Orkla                                                         831
               Consumer Goods & Chemicals Holding Company
--------------------------------------------------------------------------------

               >France/Belgium: 8.2%
     13,500    Technip                                                     1,804
               Global Oil Engineering & Construction
     24,800    RTL Group (Belgium)                                           975
               TV & Radio Broadcaster
     10,000    AGF                                                           480
               Life & Health Insurance
     25,000    Euronext (b)                                                  473
               Trading, Clearing & Settlement Services for
               Financial Markets
--------------------------------------------------------------------------------
                                                                           3,732
               >United Kingdom/Ireland: 16.6%
    160,000    Irish Life & Permanent (Ireland)                            1,625
               Life Insurance
    210,000    Capita Group                                                1,494
               Outsourcing Services
    220,000    Smith & Nephew                                              1,329
               Medical Equipment & Supplies
    150,000    Alliance Unichem                                            1,133
               Pharmaceutical Wholesaler & Retailer
    170,000    Serco Group                                                   891
               Facilities Management
    175,000    Anglo Irish Bank (Ireland)                                    678
               Corporate Lending & Private Banking
     10,000    Elan (Ireland) (b)                                            451
               Specialty Drug Discovery And Delivery
--------------------------------------------------------------------------------
                                                                           7,601
               >Switzerland: 13.9%
      2,920    Synthes-Stratec                                             2,035
               Products for Orthopedic Surgery
        965    Pargesa                                                     1,908
               Industrial & Media Conglomerate
      3,300    Givaudan                                                    1,006
               Industrial Fragrances & Flavors
     45,000    Cie Fin Richemont                                             837
               Luxury Goods, Tobacco & Pay TV
      1,700    Julius Baer Holding                                           574
               Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                           6,360
               >Italy: 7.9%
    200,000    Autogrill                                                   1,855
               Restaurants & Catering for Travelers
    130,000    Banca Fideuram                                              1,041
               Life Insurance & Mutual Funds
    150,000    Saipem                                                        735
               Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                           3,631
               >Netherlands: 7.4%
     82,921    TNT Post Group                                              1,795
               Postal Service & Parcel Delivery
     61,000    Fortis                                                      1,582
               Financial Services Conglomerate
--------------------------------------------------------------------------------
                                                                           3,377
                                                                        --------
               Europe: Total                                              29,621

--------------------------------------------------------------------------------
Asia: 22.1%
               >Hong Kong: 2.5%
  1,000,000    Li & Fung                                                   1,122
               Sourcing of Consumer Goods
--------------------------------------------------------------------------------

               >Japan: 16.1%
     10,800    Nintendo                                                    1,882
               Entertainment Software & Hardware
     26,400    Oriental Land                                               1,806
               Disney Theme Park Operator
     17,500    Orix                                                        1,560
               Finance Leasing
     40,000    KAO                                                           828
               Consumer Products
     45,000    Banyu Pharmaceutical                                          666
               Ethical Drug Producer
     22,000    Konami                                                        650
               Entertainment Software
--------------------------------------------------------------------------------
                                                                           7,392
               >Tawain: 0.5%
     25,000    United Microelectronics (b)                                   240
               Semiconductor Foundry
--------------------------------------------------------------------------------

               >Singapore: 3.0%
  2,122,200    Star Cruises (b)                                              796
               Cruise Line
     80,000    Venture Manufacturing                                         576
               Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                           1,372
                                                                        --------
               Asia: Total                                                10,126

--------------------------------------------------------------------------------
Other Countries: 13.4%
               >Australia: 3.4%
    568,000    Computershare                                               1,531
               Financial Software/Services
--------------------------------------------------------------------------------

               >Canada: 7.0%
     89,100    Investors Group                                             1,427
               Mutual Funds
     34,600    Talisman Energy                                             1,315
               Oil & Gas Producer
     12,000    Celestica (b)                                                 482
               Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                           3,224


F40                                    38

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

               >Israel: 3.0%
     41,000    Amdocs (b)                                              $  1,393
               Telecommunications Billing & Customer Care Software
                                                                       --------
               Other: Total                                               6,148

                                                                       --------
Total Common Stocks (Cost: $47,218)(a): 100.2%                           45,895

Cash and Other Assets Less Liabilities: (0.2%)                              (90)
                                                                       --------
Total Net Assets: 100%                                                 $ 45,805
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2001, for federal income tax purposes cost of investments is $48,682 and net unrealized depreciation was $2,787, consisting of gross unrealized appreciation of $5,423 and gross unrealized depreciation of $8,210.
(b)   Non-income producing security.
(c) At December 31, 2001, $17,583 or 38.4% of the Fund's net assets was denominated in Euro currency.


                                       39                                    F40

Liberty Acorn Foreign Forty
      >Portfolio Diversification

At December 31, 2001, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

Including Cash                                          Value (000)      Percent
--------------------------------------------------------------------------------

>Software & Services
Transaction Processors                                    $  3,551         7.8%
Business Software                                            1,393         3.0
--------------------------------------------------------------------------------
                                                             4,944        10.8

>Computer Related Hardware
Semiconductors and
     Related Equipment                                         240         0.5
Contract Manufacturing                                       1,058         2.3
--------------------------------------------------------------------------------
                                                             1,298         2.8

>Media
Television Broadcasting                                        975         2.1
--------------------------------------------------------------------------------
                                                               975         2.1

>HealthCare
Medical Equipment                                            3,363         7.3
Hospital Management                                          2,346         5.1
Pharmaceuticals                                              2,250         4.9
--------------------------------------------------------------------------------
                                                             7,959        17.3

>Consumer Goods/Services
Int'l Consumer Software                                      2,532         5.5
Nondurables                                                  1,862         4.1
Restaurants                                                  1,855         4.0
Furniture and Textiles                                       1,806         4.0
Other Consumer Services                                      1,795         3.9
Food                                                           831         1.8
Cruise Lines                                                   796         1.8
--------------------------------------------------------------------------------
                                                            11,477        25.1

>Finance
Insurance                                                    3,687         8.1
Money Management                                             3,042         6.6
Other Finance Companies                                      1,560         3.4
Banks                                                          678         1.5
--------------------------------------------------------------------------------
                                                             8,967        19.6

>Industrial Goods/Services
Outsourcing & Training Services                              3,507         7.7
Conglomerates                                                1,908         4.2
Construction                                                 1,804         3.9
Specialty Chemicals                                          1,006         2.2
--------------------------------------------------------------------------------
                                                             8,225        18.0

>Energy/Minerals
Oil/Gas Producers                                            1,315         2.9
Oil Services                                                   735         1.6
--------------------------------------------------------------------------------
                                                             2,050         4.5

Total Common Stocks and                                   ----------------------
     Other Equity-Like Securities                           45,895       100.2

Cash and Other Assets Less Liabilities                         (90)       (0.2)

                                                          ----------------------
Net Assets                                                $ 45,805       100.0%
================================================================================


F40                                    40

Liberty Acorn Twenty
      >Major Portfolio Changes in the Fourth Quarter

                                                            Number of Shares
                                                       -------------------------
                                                       09/30/01         12/31/01

Additions
--------------------------------------------------------------------------------
     Information
Cablevision Systems                                           0           89,000
Choicepoint                                              45,000           62,000
Comverse Technology                                           0          105,000
JD Edwards                                                    0          225,000
Solectron                                                     0          150,000

--------------------------------------------------------------------------------
     Finance
Markel                                                        0           23,000
SEI Investments                                          42,000           53,000

--------------------------------------------------------------------------------
     Industrial Goods/Services
Expeditors International
of Washington                                            85,000           90,000

Sales
--------------------------------------------------------------------------------
     Information
Telephone & Data Systems                                 20,000                0

--------------------------------------------------------------------------------
     Consumer Goods/ Services
Callaway Golf                                           180,000                0

--------------------------------------------------------------------------------
     Finance
AmeriCredit                                              60,000                0


                                       41                                     20

Liberty Acorn Twenty
      >Statement of Investments December 31, 2001

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 93.0%
--------------------------------------------------------------------------------
Information: 35.4%
               >Television Programming: 8.3%
     89,000    Cablevision Systems (b)                                   $ 4,223
               NYC Area CATV Franchises
    290,000    Liberty Media Group, AT&T (b)                               4,060
               CATV Programming & Media Company Holdings
--------------------------------------------------------------------------------
                                                                           8,283
               >Instrumentation: 5.4%
     75,000    Waters (b)                                                  2,906
               Chromatography, Mass Spectrometry, Thermal Analysis
     95,000    Tektronix (b)                                               2,449
               Analytical Instruments
--------------------------------------------------------------------------------
                                                                           5,355
               >Telecommunications: 2.4%
    105,000    Comverse Technology (b)                                     2,349
               Voicemail & Related Systems
--------------------------------------------------------------------------------

               >Contract Manufacturing: 1.7%
    150,000    Solectron (b)                                               1,692
               Electronic Manufacturing Services
--------------------------------------------------------------------------------

               >Gaming Equipment: 3.4%
     50,000    International Game Technology (b)                           3,415
               Slot Machines & Progressive Jackpots
--------------------------------------------------------------------------------

               >Business Software: 3.7%
    225,000    JD Edwards (b)                                              3,701
               Mid Market ERP & Supply Chain Software
--------------------------------------------------------------------------------

               >Business Information: 10.5%
    165,000    H & R Block                                                 7,376
               Tax Preparation
     62,000    Choicepoint (b)                                             3,143
               Fraud Protection Information
--------------------------------------------------------------------------------
                                                                          10,519
                                                                         -------
               Information: Total                                         35,314

--------------------------------------------------------------------------------
Health Care: 22.4%
               >Medical Equipment: 9.7%
    400,000    Boston Scientific (b)                                       9,648
               Stents & Catheters
--------------------------------------------------------------------------------

               >Pharmaceuticals: 5.1%
    185,000    Immunex (b)                                                 5,126
               Drugs For Autoimmune Diseases, Cancer
--------------------------------------------------------------------------------

               >Hospital/Laboratory Supplies: 3.1%
     84,000    Techne (b)                                                  3,096
               Cytokines, Antibodies, Other Reagents for Life Sciences
--------------------------------------------------------------------------------

               >Services: 4.5%
    180,000    First Health Group (b)                                      4,453
               PPO Network
                                                                         -------
               Health Care: Total                                         22,323

--------------------------------------------------------------------------------
Consumer Goods/Services: 11.9%
               >Leisure Vehicles: 4.6%
     85,000    Harley-Davidson                                             4,616
               Motorcycles & Related Merchandise
--------------------------------------------------------------------------------

               >Furniture & Manufacturers: 7.3%
    105,000    Jones Apparel (b)                                           3,483
               Women's Apparel
    160,000    Herman Miller                                               3,786
               Office Furniture
--------------------------------------------------------------------------------
                                                                           7,269
                                                                         -------
               Consumer Goods/Services: Total                             11,885

--------------------------------------------------------------------------------
Finance: 15.8%
               >Banks: 9.3%
    150,000    Associated Banc-Corp                                        5,293
               Midwest Bank
     82,000    TCF Financial                                               3,934
               Great Lakes Bank
--------------------------------------------------------------------------------
                                                                           9,227
               >Insurance: 4.1%
     23,000    Markel (b)                                                  4,132
               Specialty Insurance
--------------------------------------------------------------------------------

               >Money Management: 2.4%
     53,000    SEI Investments                                             2,391
               Mutual Fund Administration & Investment Management
                                                                         -------
               Finance : Total                                            15,750

--------------------------------------------------------------------------------
Industrial Goods/Services: 5.1%
               >Logistics: 5.1%
     90,000    Expeditors International of Washington                      5,126
               International Freight Forwarder
                                                                         -------
               Industrial Goods/Services: Total                            5,126

--------------------------------------------------------------------------------
Energy/Minerals: 2.4%
               >Distribution/Marketing/Refining: 2.4%
     92,000    Dynegy                                                      2,346
               Energy Trading & Generation
                                                                         -------
               Energy/Minerals: Total                                      2,346

                                                                         -------
Total Common Stocks (Cost: $69,698): 93.0%                                92,744


20                                     42

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 6.7%
               Yield 1.70% - 1.85% Due 1/2 - 1/3/02
$     3,674    Prudential Funding                                        $ 3,674
      2,237    Amgen Financial                                             2,236
        802    Amgen                                                         802
--------------------------------------------------------------------------------
               (Amortized Cost: $ 6,712)                                   6,712

                                                                         -------
Total Investments: 99.7%                                                  99,456
(Cost: $76,410)(a)

Cash and Other Assets Less Liabilities: 0.3%                                 273
                                                                         -------
Total Net Assets: 100%                                                   $99,729
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At December 31, 2001, for federal income tax purposes cost of investments is $76,412 and net unrealized appreciation was $23,044, consisting of gross unrealized appreciation of $24,502 and gross unrealized depreciation of $1,458.
(b)   Non-income producing security.

Liberty Acorn Family of Funds
      >Statements of Assets and Liabilities

                                                        Liberty                  Liberty               Liberty
                                                         Acorn                    Acorn                 Acorn
December 31, 2001                                        Fund                 International              USA
---------------------------------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn Fund
    $3,318,021; Liberty Acorn International
    $1,604,205; Liberty Acorn USA $247,384;
    Liberty Acorn Foreign Forty $47,218;
    Liberty Acorn Twenty $76,410)                 $          4,940,767     $         1,671,572     $         289,510
Cash                                                             3,742                      --                     1
Foreign currency (cost: Acorn
    International $19,054)                                          --                  17,157                    --
Receivable for:
    Investments sold                                             7,689                     608                    --
    Fund shares sold                                            25,587                   4,221                 1,781
    Dividends and interest                                       2,250                   3,092                    12
    Expense reimbursement due
       for Class A, B and C from Advisor                            --                      --                    --
Deferred Trustees' Compensation Plan                               725                     401                    52
Other assets                                                        49                      20                     3
---------------------------------------------------------------------------------------------------------------------
    Total Assets                                             4,980,809               1,697,071               291,359

Liabilities
Foreign currency (cost: Acorn Fund $487;
    Acorn Forty $395)                                              420                      --                    --
Payable for:
    Investments purchased                                        7,619                   5,309                    --
    Fund shares repurchased                                      7,913                  12,306                   520
    Custodian                                                       --                   7,973                    --
    Management fee                                                  21                      --                    --
    Administration fee                                               2                      --                    --
    Deferred Trustees' Fees                                        725                     401                    52
    Transfer agent fee                                             432                     106                    29
Other liabilities                                                  313                     540                    48
---------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                           17,445                  26,635                   649
---------------------------------------------------------------------------------------------------------------------
Net Assets                                        $          4,963,364     $         1,670,436     $         290,710
=====================================================================================================================

Composition of Net Assets
Paid in capital                                   $          3,342,933     $         1,744,998     $         250,601
Undistributed net investment income
    (Accumulated net investment loss or
    Overdistributed net investment income)                        (420)                  5,051                   (52)
Accumulated net realized gain (loss)                            (1,962)               (137,074)               (1,965)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $8,026 for Liberty Acorn
    International and $385 for
    Liberty Acorn Foreign Forty)                             1,622,746                  59,340                42,126
    Foreign currency transactions                                   67                  (1,879)                   --
---------------------------------------------------------------------------------------------------------------------
Net Assets                                        $          4,963,364     $         1,670,436     $         290,710
=====================================================================================================================

Net asset value and redemption
    price per share - Class A (a)                 $              17.80     $             18.35     $           17.50
(Net assets/shares)                                   ($306,405/17,215)         ($25,587/1,394)       ($20,455/1,169)
Maximum offering price per share -
    Class A (b)                                   $              18.89     $             19.47     $           18.57
(Net asset value and redemption price
    per share/front-end sales charge)                    ($17.80/.9425)          ($18.35/.9425)        ($17.50/.9425)
Net asset value and offering price
    per share - Class B (a)                       $              17.67     $             18.22     $           17.40
(Net assets/shares)                                   ($286,422/16,211)           ($17,235/946)       ($27,722/1,593)
Net asset value and offering price
    per share - Class C (a)                       $              17.66     $             18.21     $           17.40
(Net assets/shares)                                    ($150,727/8,533)           ($14,327/787)         ($13,049/750)
Net asset value, offering price and
    redemption price per share -
    Class Z                                       $              17.88     $             18.47     $           17.52
(Net assets/shares)                                ($4,219,810/235,941)     ($1,613,287/87,323)     ($229,484/13,096)

                                                       Liberty               Liberty
                                                        Acorn                 Acorn
December 31, 2001                                   Foreign Forty             Twenty
-----------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn Fund
    $3,318,021; Liberty Acorn International
    $1,604,205; Liberty Acorn USA $247,384;
    Liberty Acorn Foreign Forty $47,218;
    Liberty Acorn Twenty $76,410)                  $        45,895       $        99,456
Cash                                                            --                    --
Foreign currency (cost: Acorn
    International $19,054)                                      --                    --
Receivable for:
    Investments sold                                         3,506                    --
    Fund shares sold                                           317                 1,304
    Dividends and interest                                      99                    32
    Expense reimbursement due
       for Class A, B and C from Advisor                        --                    41
Deferred Trustees' Compensation Plan                            --                    --
Other assets                                                    --                     7
-----------------------------------------------------------------------------------------
    Total Assets                                            49,817               100,840

Liabilities
Foreign currency (cost: Acorn Fund $487;
    Acorn Forty $395)                                          401                    --
Payable for:
    Investments purchased                                    1,741                   712
    Fund shares repurchased                                  1,126                   358
    Custodian                                                  700                    --
    Management fee                                              --                    --
    Administration fee                                          --                    --
    Deferred Trustees' Fees                                     --                    --
    Transfer agent fee                                           8                    12
Other liabilities                                               36                    29
-----------------------------------------------------------------------------------------
    Total Liabilities                                        4,012                 1,111
-----------------------------------------------------------------------------------------
Net Assets                                         $        45,805       $        99,729
=========================================================================================

Composition of Net Assets
Paid in capital                                    $        78,214       $        76,736
Undistributed net investment income
    (Accumulated net investment loss or
    Overdistributed net investment income)                     (16)                   (9)
Accumulated net realized gain (loss)                       (30,689)                  (44)
Net unrealized appreciation (depreciation) on:
    Investments (net of unrealized PFIC
    gains of $8,026 for Liberty Acorn
    International and $385 for
    Liberty Acorn Foreign Forty)                            (1,708)               23,046
    Foreign currency transactions                                4                    --
-----------------------------------------------------------------------------------------
Net Assets                                         $        45,805       $        99,729
=========================================================================================

Net asset value and redemption
    price per share - Class A (a)                  $         12.07       $         15.17
(Net assets/shares)                                    ($2,861/237)         ($11,900/785)
Maximum offering price per share -
    Class A (b)                                    $         12.81       $         16.10
(Net asset value and redemption price
    per share/front-end sales charge)                ($12.07/.9425)        ($15.17/.9425)
Net asset value and offering price
    per share - Class B (a)                        $         11.96       $         15.05
(Net assets/shares)                                    ($2,069/173)         ($13,358/887)
Net asset value and offering price
    per share - Class C (a)                        $         11.97       $         15.05
(Net assets/shares)                                    ($3,885/325)          ($4,945/329)
Net asset value, offering price and
    redemption price per share -
    Class Z                                        $         12.09       $         15.23
(Net assets/shares)                                 ($36,990/3,060)       ($69,526/4,566)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements

Liberty Acorn Family of Funds
      >Statements of Operations
      For the Year Ended December 31, 2001

                                                     Liberty        Liberty       Liberty        Liberty      Liberty
                                                      Acorn          Acorn         Acorn          Acorn        Acorn
(in thousands)                                        Fund       International      USA       Foreign Forty    Twenty
----------------------------------------------------------------------------------------------------------------------
Investment Income:
    Dividend income                                 $  33,146      $  25,494      $  1,220      $    909      $   481
    Interest income                                    14,157         11,394           591           243          279
----------------------------------------------------------------------------------------------------------------------
                                                       47,303         36,888         1,811         1,152          760
    Foreign taxes withheld                               (401)        (2,816)           --          (107)          --
----------------------------------------------------------------------------------------------------------------------
       Total Investment Income                         46,902         34,072         1,811         1,045          760
Expenses:
Management fees                                        29,187         16,504         2,382           877          748
Administration fee                                      2,141          1,017           127            46           42
12b-1 Service & Distribution fees                       2,270            320           183            80          135
Custody fees                                              535          1,580            22            85            8
Transfer agent fee                                      2,355          1,501           240           128          166
Trustees' fee                                             347            177            29             4            3
Registration and blue sky                                 203            113            91           109           98
Legal and audit                                           209            159            50            40           35
Reports to shareholders                                   527            284            79            60           61
Other expenses                                            313            386            18            28           13
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                     38,087         22,041         3,221         1,457        1,309
Less custodian fees paid indirectly                       (16)           (12)           (1)           (2)          --
Less reimbursement of expenses by advisor                  --             --            --           (36)         (53)
----------------------------------------------------------------------------------------------------------------------
    Net Expenses                                       38,071         22,029         3,220         1,419        1,256
----------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                        8,831         12,043        (1,409)         (374)        (496)
Net Realized and Unrealized Gain (Loss)
    on Portfolio Positions:
Net realized gain (loss) on:
    Investments                                        25,222       (139,971)        7,406       (30,354)         823
    Closed futures                                        455             --            --            --           --
    Foreign currency transactions                          23           (663)           --           (80)          --
----------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss)                           25,700       (140,634)        7,406       (30,434)         823
======================================================================================================================
Net change in net unrealized appreciation/
    depreciation on:
    Investments                                       243,958       (373,782)       31,876        (9,203)       6,110
    Foreign currency transactions                          55         (1,548)           --            68           --
----------------------------------------------------------------------------------------------------------------------
    Net change in unrealized
       appreciation/depreciation                      244,013       (375,330)       31,876        (9,135)       6,110
======================================================================================================================
    Net realized and unrealized gain (loss)           269,713       (515,964)       39,282       (39,569)       6,933
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets resulting
    from Operations                                 $ 278,544      $(503,921)     $ 37,873      $(39,943)     $ 6,437
======================================================================================================================

See accompanying notes to financial statements

Liberty Acorn Family of Funds
      >Statements of Changes in Net Assets

                                                                   Liberty                               Liberty Acorn
                                                                  Acorn Fund                             International

                                                        Year ended          Year ended          Year ended          Year ended
Increase (Decrease) in Net Assets                       December 31,        December 31,        December 31,        December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                 2001                2000 (a)            2001                2000 (a)
Operations:
Net investment income (loss)                            $     8,831         $    21,303         $    12,043         $       516
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                         25,700             509,888            (140,634)            496,680
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                        244,013            (159,291)           (375,330)         (1,142,570)
-----------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Operations              278,544             371,900         $  (503,921)           (645,374)

Distribution to Shareholders From:
Net investment income - Class A                                  --                 (13)                 --                  --
Net realized gain - Class A                                  (2,844)               (386)               (398)               (293)
Net investment income - Class B                                  --                 (16)                 --                  --
Net realized gain - Class B                                  (2,637)               (470)               (273)               (212)
Net investment income - Class C                                  --                  (7)                 --                  --
Net realized gain - Class C                                  (1,296)               (207)               (230)               (135)
Net investment income - Class Z                              (8,940)            (23,731)                 --             (57,949)
Net realized gain - Class Z                                 (80,989)           (604,477)            (38,229)           (377,896)
In excess of net investment income - Class Z                     --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distribution to Shareholders                   (96,706)           (629,307)            (39,130)           (436,485)
Share Transactions:
   Subscriptions - Class A                                  307,484              18,736             239,039              22,009
   Distributions reinvested - Class A                         2,629                 386                 334                 281
   Redemptions - Class A                                    (37,092)             (1,351)           (220,639)            (11,648)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                   273,021              17,771              18,734              10,642

   Subscriptions - Class B                                  273,803              15,388              18,727               5,846
   Distributions reinvested - Class B                         2,424                 424                 231                 193
   Redemptions - Class B                                    (15,884)               (224)             (3,880)                (53)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                   260,343              15,588              15,078               5,986

   Subscriptions - Class C                                  151,838               8,646              46,327               6,240
   Distributions reinvested - Class C                         1,220                 186                 199                 105
   Redemptions - Class C                                    (16,911)               (588)            (33,605)             (2,205)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                   136,147               8,244              12,921               4,140

   Subscriptions - Class Z                                  634,962             679,209             855,561           1,638,922
   Distributions reinvested - Class Z                        81,436             570,322              35,680             402,800
   Redemptions - Class Z                                   (630,511)           (928,438)         (1,203,599)         (1,369,722)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                         85,887             321,093            (312,358)            672,000
-----------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
          Share Transactions                                755,398             362,696            (265,625)            692,768
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                  937,236             105,289            (808,676)           (389,091)
Net Assets:
Beginning of period                                       4,026,128           3,920,839           2,479,112           2,868,203
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                           $ 4,963,364         $ 4,026,128         $ 1,670,436         $ 2,479,112
===================================================================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                   $      (420)                 --         $     5,051         $      (332)
===================================================================================================================================

                                                                   Liberty                          Liberty Acorn
                                                                  Acorn USA                         Foreign Forty

                                                        Year ended         Year ended       Year ended        Year ended
Increase (Decrease) in Net Assets                       December 31,       December 31,     December 31,      December 31,
-----------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                 2001               2000 (a)         2001              2000 (a)
Operations:
Net investment income (loss)                              $  (1,409)        $    (968)        $    (374)        $    (595)
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                          7,406            (2,868)          (30,434)            5,790
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                         31,876           (37,432)           (9,135)          (30,276)
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from Operations               37,873           (41,268)          (39,943)          (25,081)

Distribution to Shareholders From:
Net investment income - Class A                                  --                --                (3)               --
Net realized gain - Class A                                    (155)               --               (23)               --
Net investment income - Class B                                  --                --                (2)               --
Net realized gain - Class B                                    (181)               --               (13)               --
Net investment income - Class C                                  --                --                (5)               --
Net realized gain - Class C                                     (90)               --               (30)               --
Net investment income - Class Z                                  --              (150)              (66)             (221)
Net realized gain - Class Z                                  (3,172)           (7,066)             (441)             (765)
In excess of net investment income - Class Z                     --                --                --               (43)
-----------------------------------------------------------------------------------------------------------------------------
       Total Distribution to Shareholders                    (3,598)           (7,216)             (583)           (1,029)
Share Transactions:
   Subscriptions - Class A                                   32,901               824            56,509             3,394
   Distributions reinvested - Class A                           144                --                23                --
   Redemptions - Class A                                    (13,214)              (81)          (55,501)             (142)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                    19,831               743             1,031             3,252

   Subscriptions - Class B                                   31,389             1,145             2,027             1,583
   Distributions reinvested - Class B                           155                --                13                --
   Redemptions - Class B                                     (4,458)             (474)             (778)              (24)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                    27,086               671             1,262             1,559

   Subscriptions - Class C                                   14,042               670             8,387             3,545
   Distributions reinvested - Class C                            84                --                11                --
   Redemptions - Class C                                     (1,321)             (352)           (6,283)             (201)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                    12,805               318             2,115             3,344

   Subscriptions - Class Z                                   83,357            92,331           146,755           258,241
   Distributions reinvested - Class Z                         3,020             7,066               450               971
   Redemptions - Class Z                                   (113,912)         (199,825)         (202,928)         (210,962)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                        (27,535)         (100,428)          (55,723)           48,250
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) from
          Share Transactions                                 32,187           (98,696)          (51,315)           56,405
-----------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                   66,462          (147,180)          (91,841)           30,295
Net Assets:
Beginning of period                                         224,248           371,428           137,646           107,351
-----------------------------------------------------------------------------------------------------------------------------
End of period                                             $ 290,710         $ 224,248         $  45,805         $ 137,646
=============================================================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                     $     (52)        $     (42)        $     (16)        $      76
=============================================================================================================================

                                                                   Liberty
                                                                 Acorn Twenty

                                                        Year ended        Year ended
Increase (Decrease) in Net Assets                       December 31,      December 31,
-----------------------------------------------------------------------------------------
(in thousands)                                                 2001              2000 (a)
Operations:
Net investment income (loss)                               $   (496)        $   (344)
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                            823            1,280
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                          6,110            5,498
-----------------------------------------------------------------------------------------
       Net Increase (Decrease) from Operations                6,437            6,434

Distribution to Shareholders From:
Net investment income - Class A                                  --               --
Net realized gain - Class A                                     (21)             (11)
Net investment income - Class B                                  --               --
Net realized gain - Class B                                     (23)             (18)
Net investment income - Class C                                  --               --
Net realized gain - Class C                                      (9)              (6)
Net investment income - Class Z                                  --               --
Net realized gain - Class Z                                    (135)          (4,826)
In excess of net investment income - Class Z                     --               --
-----------------------------------------------------------------------------------------
       Total Distribution to Shareholders                      (188)          (4,861)
Share Transactions:
   Subscriptions - Class A                                   11,048            3,774
   Distributions reinvested - Class A                            19                9
   Redemptions - Class A                                     (3,166)            (585)
-----------------------------------------------------------------------------------------
   Net Increase - Class A                                     7,901            3,198

   Subscriptions - Class B                                   10,371            4,172
   Distributions reinvested - Class B                            21               19
   Redemptions - Class B                                     (2,066)             (16)
-----------------------------------------------------------------------------------------
   Net Increase - Class B                                     8,326            4,175

   Subscriptions - Class C                                    3,892            1,053
   Distributions reinvested - Class C                             8                5
   Redemptions - Class C                                       (389)              (3)
-----------------------------------------------------------------------------------------
   Net Increase - Class C                                     3,511            1,055

   Subscriptions - Class Z                                   11,389           16,851
   Distributions reinvested - Class Z                           128            4,613
   Redemptions - Class Z                                    (12,911)         (24,799)
-----------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                         (1,394)          (3,335)
-----------------------------------------------------------------------------------------
       Net Increase (Decrease) from
          Share Transactions                                 18,344            5,093
-----------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                   24,593            6,666
Net Assets:
Beginning of period                                          75,136           68,470
-----------------------------------------------------------------------------------------
End of period                                              $ 99,729         $ 75,136
=========================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                      $     (9)        $     (6)
=========================================================================================

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     46 & 47

Liberty Acorn Family of Funds
         >Statements of Changes in Net Assets continued

                                                                            Liberty                         Liberty Acorn
                                                                          Acorn Fund                        International

                                                              Year ended        Year ended        Year ended        Year ended
Changes in Shares of Beneficial Interest:                     December 31,      December 31,      December 31,      December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                       2001              2000 (a)          2001              2000 (a)
Number of Fund Shares of Beneficial Interest:
   Subscriptions - Class A                                         18,209             1,120            12,434               903
   Shares issued in reinvestment and capital
     gains - Class A                                                  146                24                16                11
   Less shares redeemed - Class A                                  (2,202)              (82)          (11,489)             (481)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                          16,153             1,062               961               433

   Subscriptions - Class B                                         16,110               916               900               232
   Shares issued in reinvestment and capital
     gains - Class B                                                  135                27                11                 8
   Less shares redeemed - Class B                                    (963)              (14)             (203)               (2)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                          15,282               929               708               238

   Subscriptions - Class C                                          8,969               519             2,305               249
   Shares issued in reinvestment and capital
     gains - Class C                                                   68                13                10                 5
   Less shares redeemed - Class C                                  (1,000)              (36)           (1,695)              (87)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                           8,037               496               620               167

   Subscriptions - Class Z                                         37,199            37,462            42,524            49,035
   Shares issued in reinvestment and capital
     gains - Class Z                                                4,491            34,165             1,705            15,422
   Less shares redeemed - Class Z                                 (37,172)          (51,822)          (60,018)          (42,523)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                   4,518            19,805           (15,789)           21,934
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest           43,990            22,292           (13,500)           22,772
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           Liberty                         Liberty Acorn
                                                                          Acorn USA                        Foreign Forty

                                                              Year ended        Year ended        Year ended        Year ended
Changes in Shares of Beneficial Interest:                     December 31,      December 31,      December 31,      December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                       2001              2000 (a)          2001              2000 (a)
Number of Fund Shares of Beneficial Interest:
   Subscriptions - Class A                                          1,880                59             4,477               193
   Shares issued in reinvestment and capital
     gains - Class A                                                    9                --                 2                --
   Less shares redeemed - Class A                                    (774)               (5)           (4,427)               (8)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                           1,115                54                52               185

   Subscriptions - Class B                                          1,815                81               145                92
   Shares issued in reinvestment and capital
     gains - Class B                                                    9                --                 1                --
   Less shares redeemed - Class B                                    (277)              (35)              (64)               (1)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                           1,547                46                82                91

   Subscriptions - Class C                                            800                48               652               210
   Shares issued in reinvestment and capital
     gains - Class C                                                    5                --                 1                --
   Less shares redeemed - Class C                                     (78)              (25)             (526)              (12)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                             727                23               127               198

   Subscriptions - Class Z                                          4,826             6,133            10,085            12,956
   Shares issued in reinvestment and capital
     gains - Class Z                                                  179               509                32                48
   Less shares redeemed - Class Z                                  (6,839)          (13,882)          (14,609)          (10,839)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                  (1,834)           (7,240)           (4,492)            2,165
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest            1,555            (7,117)           (4,231)            2,639
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Liberty
                                                                     Acorn Twenty

                                                              Year ended       Year ended
Changes in Shares of Beneficial Interest:                     December 31,     December 31,
----------------------------------------------------------------------------------------------
(in thousands)                                                       2001             2000 (a)
Number of Fund Shares of Beneficial Interest:
   Subscriptions - Class A                                            778              272
   Shares issued in reinvestment and capital
     gains - Class A                                                    1                1
   Less shares redeemed - Class A                                    (225)             (42)
----------------------------------------------------------------------------------------------
   Net Increase - Class A                                             554              231

   Subscriptions - Class B                                            736              301
   Shares issued in reinvestment and capital
     gains - Class B                                                    1                1
   Less shares redeemed - Class B                                    (151)              (1)
----------------------------------------------------------------------------------------------
   Net Increase - Class B                                             586              301

   Subscriptions - Class C                                            281               76
   Shares issued in reinvestment and capital
     gains - Class C                                                    1                1
   Less shares redeemed - Class C                                     (29)              (1)
----------------------------------------------------------------------------------------------
   Net Increase - Class C                                             253               76

   Subscriptions - Class Z                                            812            1,239
   Shares issued in reinvestment and capital
     gains - Class Z                                                    9              346
   Less shares redeemed - Class Z                                    (965)          (1,871)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                    (144)            (286)
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest            1,249              322
----------------------------------------------------------------------------------------------

(a) Class A, Class B and Class C shares were initially offered on October 16, 2000.

See accompanying notes to financial statements


                                     48 & 49

Liberty Acorn Family of Funds
      >Financial Highlights

Liberty Acorn Fund

Class A Shares                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period        2001         2000(a)
Net Asset Value, Beginning of Period                            $  17.19      $ 17.88
Income from Investment Operations
Net investment income (loss) (b)                                   (0.05)        0.01
Net realized and unrealized gain                                    1.01         1.22
-----------------------------------------------------------------------------------------
    Total from Investment Operations                                0.96         1.23
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                            --        (0.06)
From net realized gains                                            (0.35)       (1.86)
-----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                   (0.35)       (1.92)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  17.80      $ 17.19
=========================================================================================
Total Return (c)                                                    5.56%        7.40%(d)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                        1.42%        1.03%(f)
Net investment income (loss) (e)                                   (0.33)%       0.39%(f)
Portfolio turnover rate                                               20%          29%
Net assets at end of period (000's)                             $306,405      $18,252

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class B Shares                                                  Year Ended December 31,
------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period        2001         2000(a)
Net Asset Value, Beginning of Period                            $  17.17      $ 17.88
Income from Investment Operations
Net investment loss (b)                                            (0.16)       (0.01)
Net realized and unrealized gain                                    1.01         1.22
------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.85         1.21
------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                            --        (0.06)
From net realized gains                                            (0.35)       (1.86)
------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                   (0.35)       (1.92)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  17.67      $ 17.17
==========================================================================================
Total Return (c)                                                    4.92%        7.27%(d)
------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                        2.07%        1.68%(f)
Net investment loss (e)                                            (0.98)%      (0.26)%(f)
Portfolio turnover rate                                               20%          29%
Net assets at end of period (000's)                             $286,422      $15,951

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class C Shares                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period        2001        2000(a)
Net Asset Value, Beginning of Period                            $  17.17      $17.88
Income from Investment Operations
Net investment loss (b)                                            (0.17)      (0.01)
Net realized and unrealized gain                                    1.01        1.22
-----------------------------------------------------------------------------------------
    Total from Investment Operations                                0.84        1.21
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                            --       (0.06)
From net realized gains                                            (0.35)      (1.86)
-----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                   (0.35)      (1.92)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  17.66      $17.17
=========================================================================================
Total Return (c)                                                    4.86%       7.27%(d)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                        2.07%       1.68%(f)
Net investment loss (e)                                            (0.98)%     (0.26)%(f)
Portfolio turnover rate                                               20%         29%
Net assets at end of period (000's)                             $150,727      $8,510

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

See accompanying notes to financial statements.

Liberty Acorn International

Class A Shares                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001         2000(a)
Net Asset Value, Beginning of Period                            $ 23.84      $ 28.67
Income from Investment Operations
Net investment income (b)                                          0.01         0.02
Net realized and unrealized loss                                  (5.11)       (1.26)
-----------------------------------------------------------------------------------------
    Total from Investment Operations                              (5.10)       (1.24)
-----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.39)       (3.59)
-----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.39)       (3.59)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 18.35      $ 23.84
=========================================================================================
Total Return (c)                                                 (21.59)%      (4.85)%(d)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       1.65%        1.59%(f)
Net investment income (e)                                          0.03%        0.40%(f)
Portfolio turnover rate                                              45%          63%
Net assets at end of period (000's)                             $25,587      $10,323

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class B Shares                                                 Year Ended December 31,
----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001        2000(a)
Net Asset Value, Beginning of Period                            $ 23.81      $28.67
Income from Investment Operations
Net investment loss (b)                                           (0.12)      (0.01)
Net realized and unrealized loss                                  (5.08)      (1.26)
----------------------------------------------------------------------------------------
    Total from Investment Operations                              (5.20)      (1.27)
----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.39)      (3.59)
----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.39)      (3.59)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 18.22      $23.81
========================================================================================
Total Return (c)                                                 (22.04)%     (4.97)%(d)
----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       2.30%       2.24%(f)
Net investment loss (e)                                           (0.62)%     (0.25)%(f)
Portfolio turnover rate                                              45%         63%
Net assets at end of period (000's)                             $17,235      $5,675

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class C Shares                                                 Year Ended December 31,
----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001        2000(a)
Net Asset Value, Beginning of Period                            $ 23.81      $28.67
Income from Investment Operations
Net investment loss (b)                                           (0.13)      (0.01)
Net realized and unrealized loss                                  (5.08)      (1.26)
----------------------------------------------------------------------------------------
    Total from Investment Operations                              (5.21)      (1.27)
----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.39)      (3.59)
----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.39)      (3.59)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 18.21      $23.81
========================================================================================
Total Return (c)                                                 (22.08)%     (4.97)%(d)
----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       2.30%       2.24%(f)
Net investment loss (e)                                           (0.62)%     (0.25)%(f)
Portfolio turnover rate                                              45%         63%
Net assets at end of period (000's)                             $14,327      $3,965

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

See accompanying notes to financial statements.

Liberty Acorn Family of Funds
     >Financial Highlights continued

Liberty Acorn USA

Class A Shares                                                 Year Ended December 31,
---------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001        2000(a)
Net Asset Value, Beginning of Period                            $ 14.88      $13.83
Income from Investment Operations
Net investment loss (b)                                           (0.19)      (0.01)
Net realized and unrealized gain                                   2.96        1.06
---------------------------------------------------------------------------------------
    Total from Investment Operations                               2.77        1.05
---------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.15)         --
---------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.15)         --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 17.50      $14.88
=======================================================================================
Total Return (c)                                                  18.65%       7.59%(d)
---------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       1.84%       1.17%(f)
Net investment loss (e)                                           (1.13)%     (0.49)%(f)
Portfolio turnover rate                                              24%         45%
Net assets at end of period (000's)                             $20,455      $  798

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class B Shares                                                 Year Ended December 31,
----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001        2000(a)
Net Asset Value, Beginning of Period                            $ 14.87      $13.83
Income from Investment Operations
Net investment loss (b)                                           (0.30)      (0.03)
Net realized and unrealized gain                                   2.96        1.07
----------------------------------------------------------------------------------------
    Total from Investment Operations                               2.66        1.04
----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.13)         --
----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.13)         --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 17.40      $14.87
========================================================================================
Total Return (c)                                                  17.92%       7.52%(d)
----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       2.49%       1.82%(f)
Net investment loss (e)                                           (1.78)%     (1.14)%(f)
Portfolio turnover rate                                              24%         45%
Net assets at end of period (000's)                             $27,722      $  685

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

Class C Shares                                                 Year Ended December 31,
----------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001        2000(a)
Net Asset Value, Beginning of Period                            $ 14.87      $13.83
Income from Investment Operations
Net investment loss (b)                                           (0.30)      (0.03)
Net realized and unrealized gain                                   2.96        1.07
----------------------------------------------------------------------------------------
    Total from Investment Operations                               2.66        1.04
----------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                           (0.13)         --
----------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.13)         --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 17.40      $14.87
========================================================================================
Total Return (c)                                                  17.92%       7.52%(d)
----------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (e)                                                       2.49%       1.82%(f)
Net investment loss (e)                                           (1.78)%     (1.14)%(f)
Portfolio turnover rate                                              24%         45%
Net assets at end of period (000's)                             $13,049      $  347

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)   Not annualized.
(e)   The benefits derived from custody fees paid indirectly had no impact.
(f)   Annualized.

See accompanying notes to financial statements.

Liberty Acorn Foreign Forty

Class A Shares                                                  Year Ended December 31,
-------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period       2001           2000(a)
Net Asset Value, Beginning of Period                            $ 17.15         $17.71
Income from Investment Operations
Net investment loss (b)                                           (0.09)         (0.03)
Net realized and unrealized loss                                  (4.90)         (0.53)
-------------------------------------------------------------------------------------------
    Total from Investment Operations                              (4.99)         (0.56)
-------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                        (0.01)            --
From net realized gains                                           (0.08)            --
-------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                  (0.09)            --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 12.07         $17.15
===========================================================================================
Total Return (c)                                                 (29.17)%(d)     (3.16)%(e)
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                       1.80%          1.29%(g)
Net investment loss (f)                                           (0.67)%        (0.79)%(g)
Reimbursement                                                      0.23%            --
Portfolio turnover rate                                              82%            79%
Net assets at end of period (000's)                             $ 2,861         $3,172

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

Class B Shares                                                    Year Ended December 31,
--------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2001          2000(a)
Net Asset Value, Beginning of Period                              $ 17.13        $17.71
Income from Investment Operations
Net investment loss (b)                                             (0.18)        (0.05)
Net realized and unrealized loss                                    (4.90)        (0.53)
--------------------------------------------------------------------------------------------
    Total from Investment Operations                                (5.08)        (0.58)
--------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                          (0.01)           --
From net realized gains                                             (0.08)           --
--------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.09)           --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 11.96        $17.13
============================================================================================
Total Return (c)                                                   (29.73)%(d)    (3.27)%(e)
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                         2.45%         1.94%(g)
Net investment loss (f)                                             (1.32)%       (1.44)%(g)
Reimbursement                                                        0.23%           --
Portfolio turnover rate                                                82%           79%
Net assets at end of period (000's)                               $ 2,069        $1,551

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

Liberty Acorn Family of Funds
      >Financial Highlights continued

Liberty Acorn Foreign Forty continued

Class C Shares                                                    Year Ended December 31,
--------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2001          2000(a)
Net Asset Value, Beginning of Period                              $ 17.14        $17.71
Income from Investment Operations
Net investment loss (b)                                             (0.18)        (0.05)
Net realized and unrealized loss                                    (4.90)        (0.52)
--------------------------------------------------------------------------------------------
    Total from Investment Operations                                (5.08)        (0.57)
--------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                          (0.01)           --
From net realized gains                                             (0.08)           --
--------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.09)           --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 11.97        $17.14
============================================================================================
Total Return (c)                                                   (29.71)%(d)    (3.22)%(e)
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses (f)                                                         2.45%         1.94%(g)
Net investment loss (f)                                             (1.32)%       (1.44)%(g)
Reimbursement                                                        0.23%           --
Portfolio turnover rate                                                82%           79%
Net assets at end of period (000's)                               $ 3,885        $3,399

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

Liberty Acorn Twenty

Class A Shares                                                     Year Ended December 31,
-------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2001             2000(a)
Net Asset Value, Beginning of Period                              $ 14.12           $13.47
Income from Investment Operations
Net investment income (loss) (b)                                    (0.10)            0.01
Net realized and unrealized gain                                     1.18             0.84
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 1.08             0.85
-------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --            (0.01)
From net realized gains                                             (0.03)           (0.19)
-------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.03)           (0.20)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 15.17           $14.12
=================================================================================================
Total Return (c)                                                     7.65%(d)         6.32%(e)
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                             1.70%            0.76%(f)(g)
Net investment income (loss)                                        (0.79)%           0.23%(f)(g)
Reimbursement                                                        0.18%              --
Portfolio turnover rate                                                82%             116%
Net assets at end of period (000's)                               $11,900           $3,267

(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

See accompanying notes to financial statements.

Liberty Acorn Twenty continued

Class B Shares                                                     Year Ended December 31,
--------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period         2001             2000(a)
Net Asset Value, Beginning of Period                              $ 14.10           $13.47
Income from Investment Operations
Net investment loss (b)                                             (0.20)           (0.01)
Net realized and unrealized gain                                     1.18             0.84
--------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 0.98             0.83
--------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                             --            (0.01)
From net realized gains                                             (0.03)           (0.19)
--------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                    (0.03)           (0.20)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 15.05           $14.10
==================================================================================================
Total Return (c)                                                     6.95%(d)         6.17%(e)
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                             2.35%            1.41%(f)(g)
Net investment loss                                                 (1.44)%          (0.42)%(f)(g)
Reimbursement                                                        0.18%              --
Portfolio turnover rate                                                82%             116%
Net assets at end of period (000's)                               $13,358           $4,249

(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

Class C Shares                                                     Year Ended December 31,
-------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period        2001             2000(a)
Net Asset Value, Beginning of Period                              $14.10           $13.47
Income from Investment Operations
Net investment loss (b)                                            (0.20)           (0.01)
Net realized and unrealized gain                                    1.18             0.84
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.98             0.83
-------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                            --            (0.01)
From net realized gains                                            (0.03)           (0.19)
-------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                   (0.03)           (0.20)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $15.05           $14.10
=================================================================================================
Total Return (c)                                                    6.95%(d)         6.17%(e)
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                            2.35%            1.41%(f)(g)
Net investment loss                                                (1.44)%          (0.42)%(f)(g)
Reimbursement                                                       0.18%              --
Portfolio turnover rate                                               82%             116%
Net assets at end of period (000's)                               $4,945           $1,070

(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)   Not annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.
(g)   Annualized.

See accompanying notes to financial statements.

Liberty Acorn Family of Funds
      >Notes to Financial Statements

1. Nature of Operations

Liberty Acorn Fund (formerly Acorn Fund), Liberty Acorn International (formerly Acorn International), Liberty Acorn USA (formerly Acorn USA), Liberty Acorn Foreign Forty (formerly Acorn Foreign Forty) and Liberty Acorn Twenty (formerly Acorn Twenty) (the "Funds") are series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. Effective October 16, 2000, the Funds began offering Class A, Class B and Class C shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class Z shares are presented in a separate annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2. Significant Accounting Policies

      >Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds had futures or forward foreign currency contracts open at December 31, 2001.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Custody fees

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

      >Federal income taxes

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      For the period October 31, 2001, to December 31, 2001, the Funds incurred net realized capital losses for which each Fund intends to treat as having been incurred in the following fiscal year, in accordance with federal income tax regulations:

                                                                          Amount
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund                                                       $ 1,500
Liberty Acorn International                                               24,039
Liberty Acorn USA                                                          1,754
Liberty Acorn Foreign Forty                                                6,526
Liberty Acorn Twenty                                                          41
--------------------------------------------------------------------------------

      Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains and losses relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows (in thousands):

Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2000                                                      $8,026
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2001                                                      --
Unrealized appreciation recognized in
prior years on PFIC's sold during 2001                                        --
                                                                          ------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2001                               $8,026
                                                                          ------

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFIC's recognized in prior years
at December 31, 2000                                                      $  385
Unrealized appreciation (depreciation)
on PFIC's recognized for federal income
tax purposes during 2001                                                      --
Unrealized appreciation recognized in
prior years on PFIC's sold during 2001                                        --
                                                                          ------
Cumulative unrealized appreciation on
PFIC's carried forward at December 31, 2001                               $  385
                                                                          ------

      >Distributions to shareholders

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

      The following reclassifications have been made to the financial statements:

                                                         Increase (Decrease)
                                                   -----------------------------
                                                   Undistrib-          Accumul-
                                                     uted Net          ated Net
                                                   Investment          Realized
                                       Paid            Income              Gain
                                 in Capital            (Loss)            (Loss)
                                 ----------        ----------          --------

Liberty Acorn Fund                  $ 3,915           $  (311)          $(3,604)
Liberty Acorn
      International                      --            (6,660)            6,660
Liberty Acorn USA                     1,116             1,399            (2,515)
Liberty Acorn
      Foreign Forty                    (465)              358               107
Liberty Acorn Twenty                    184               493              (677)

      Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Liberty Acorn Family of Funds
      >Notes to Financial Statements continued

      The tax character of distributions paid during 2001 was as follows:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $ 8,940
Long-Term Capital Gains                                                   87,766
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    --
Long-Term Capital Gains                                                   39,130
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $ 1,475
Long-Term Capital Gains                                                    2,123
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    76
Long-Term Capital Gains                                                      507
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)
Ordinary Income                                                          $    --
Long-Term Capital Gains                                                      188
================================================================================

      At year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions. In addition, Liberty Acorn International Fund had distributed net investment income at December 31, 2001 due to a current year spillback requirement of $5,451,367.

3. Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs. On November 1, 2001, Liberty Financial Companies, Inc., the former parent of WAM, completed the sale of its asset management business, including WAM, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of WAM and, therefore, an assignment of WAM's investment advisory contract by the Trust to Fleet. Each Fund had obtained approval of a new investment advisory contract by the Trust's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

Liberty Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

      >Expense Limit

The Funds' advisor has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Class A, Class B, and Class C shares, respectively, for Liberty Acorn Foreign Forty and 1.35% of the average annual net assets for Class A, Class B and Class C shares, respectively, for Liberty Acorn Twenty.

      WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an affiliate of the Advisor, is each Fund's principal underwriter. For the year ended December 31, 2001, Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty have been advised that the Distributor retained $380,156 underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $282,085, $57,934, $34,838, $9,238 and $37,494, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, 0.75%, annually, of the average daily net assets attributable to Class A, Class B and Class C net assets, respectively.

      The contingent deferred sales charges and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are comprised of 0.07% annually of the average daily net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also key employees of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Trustees' fees and expenses for the year ended December 31, 2001 is as follows:

--------------------------------------------------------------------------------
(in thousands)                                                              2001
Liberty Acorn Fund                                                          $347
Liberty Acorn International                                                  177
Liberty Acorn USA                                                             29
Liberty Acorn Foreign Forty                                                    4
Liberty Acorn Twenty                                                           3
                                                                            ----
                                                                            $560
                                                                            ====

      The Trust provides deferred compensation and retirement plans for its trustees. Under this deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and to the extent permitted by the 1940 Act, as amended, may be invested in Class Z shares of those funds selected by the trustees. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement based upon each trustee's years of service.

      WAM advanced Liberty Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 through August 2001.

      During the year ended December 31, 2001, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                                                  Purchases          Sales
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn Fund                                      $58,587          $ 5,655
Liberty Acorn International Fund                          6,088            7,981
Liberty Acorn USA Fund                                    1,815               22
Liberty Acorn Twenty Fund                                    --            3,800
Liberty Acorn Foreign Forty Fund                             --           13,400

4. Borrowing Arrangements

The trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the year ended December 31, 2001.

5. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows.

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)                                                              2001
Investment securities
  Purchases                                                           $1,338,594
  Proceeds from sales                                                    780,413
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)                                                              2001
Investment securities
  Purchases                                                           $  794,599
  Proceeds from sales                                                    871,232
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)                                                              2001
Investment securities
  Purchases                                                           $   78,376
  Proceeds from sales                                                     56,364
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)                                                              2001
Investment securities
  Purchases                                                           $   71,173
  Proceeds from sales                                                    118,482
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)                                                              2001
Investment securities
  Purchases                                                           $   77,991
  Proceeds from sales                                                     62,716
================================================================================

6. Capital Loss Carryforwards

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Funds                                             Purchases             Sales
--------------------------------------------------------------------------------
                                                   Year of          Capital Loss
                                                  Expiration        Carryforward
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn International                          2009             $111,479

Liberty Foreign Forty                                2009               23,084

FEDERAL INCOME TAX INFORMATION (unaudited)

For the fiscal year ended December 31, 2001, the Funds designated long-term capital gain dividends as follows:

Liberty Acorn Fund                                                       $25,509
Liberty Acorn USA                                                          2,816
Liberty Acorn Twenty                                                         865

Ordinary income distributed during the year ended December 31, 2001 qualifying for the corporate dividends received deduction was as follows:

Fund                                                        % of Ordinary Income
--------------------------------------------------------------------------------

Liberty Acorn Fund                                                 99.26%

Liberty USA                                                        60.74

Report of Independent Auditors

To the Board of Trustees and Shareholders of Liberty Acorn Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Twenty and Liberty Acorn Foreign Forty, comprising the Liberty Acorn Trust, as of December 31, 2001, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Liberty Acorn Trust as of December 31, 2001, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        ERNST & YOUNG LLP

Chicago, Illinois
February 8, 2002

Notes

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Liberty Acorn
---------------------
      Family of Funds

SPECIAL NOTICE

At a special meeting held on October 24, 2001, shareholders of each of the Funds voted to approve an investment advisory agreement between the Trust and Liberty Wanger Asset Management, L.P. (WAM). The record date share position of each Fund and the total share position voted of each Fund were respectively: Liberty Acorn Fund 257,154,592.868 and 177,213,483.177; Liberty Acorn International 99,332,984.985 and 65,031,604.813; Liberty Acorn USA 16,082,590.448 and
8,832,581.890; Liberty Acorn Twenty 6,261,947.183 and 4,209,847.189; and Liberty
Acorn Foreign Forty 5,256,028.813 and 3,733,482.950.

The outcome of the votes were as follows:

Approval of Investment Advisory Agreement.

                                             FOR           AGAINST           ABSTAIN
Liberty Acorn Fund               168,252,001.736     5,596,029.337     3,365,452.104
Liberty Acorn International       61,754,289.201     2,158,972.223     1,118,343.389
Liberty Acorn USA                  8,524,546.546       200,383.680       107,651.664
Liberty Acorn Twenty               4,026,722.802       136,197.223        46,927.164
Liberty Acorn Foreign Forty        3,581,915.152       121,372.940        30,194.858

Board of Trustees and Management of Acorn

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the five series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

                                Year First
 Name, Position(s) with         Elected or
    Acorn and Age at           Appointed to         Principal Occupation(s) during
    January 1, 2002               Office                    Past Five Years                          Other Directorships
-----------------------------------------------------------------------------------------------------------------------------------
                                          Trustees who are not interested persons of Acorn:
-----------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris, 91,              1970           Chairman, The Irving Harris                   None.
Trustee                                           Foundation (charitable foundation).
-----------------------------------------------------------------------------------------------------------------------------------
Leo A.Guthart, 65,                 1994           Executive vice president, Honeywell           AptarGroup, Inc. (producer of
Trustee                                           International (home and building              dispensing valves, pumps and
                                                  control); Chairman, Cylink                    closures); Symbol Technologies,
                                                  Corporation (supplier of encryption           Inc.
                                                  equipment); former chairman of the
                                                  board of trustees, Hofstra
                                                  University; chairman and chief
                                                  executive officer, Topspin
                                                  Partners, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr., 67,              1987           Former president, William Harris              None.
Trustee                                           Investors, Inc. (investment
                                                  adviser).
-----------------------------------------------------------------------------------------------------------------------------------
Steven N. Kaplan, 43,              1999           Neubauer Family Professor of                  None.
Trustee                                           Entrepreneurship and Finance,
                                                  Graduate School of Business,
                                                  University of Chicago.
-----------------------------------------------------------------------------------------------------------------------------------
David C. Kleinman, 66,             1972           Adjunct professor of strategic                Irex Corporation (insulation
Trustee                                           management, University of Chicago             contractor); Sonic Foundry, Inc.
                                                  Graduate School of Business;                  (software); AT&T Latin America;
                                                  Business consultant.                          Wisconsin Paper & Products (paper
                                                                                                merchant); Plymouth Tube Company
                                                                                                (seamless and welded metal tubing);
                                                                                                Member of the advisory board, DSC
                                                                                                Logistics Company (warehousing and
                                                                                                logistics services).
-----------------------------------------------------------------------------------------------------------------------------------
Allan B. Muchin, 66,               1998           Partner, Katten, Muchin & Zavis               Alberto-Culver Company
Trustee                                           (law firm).                                   (toiletries).
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Nason, 66,               1998           Consultant and private investor               Fruit of the Loom, Ltd. (apparel
Trustee and chairman                              since 1998; from 1990-1998,                   manufacturer).
                                                  executive partner and chief
                                                  executive officer, member of the
                                                  executive committee of Grant
                                                  Thornton, LLP (public accounting
                                                  firm) and member of the policy
                                                  board of Grant Thornton
                                                  International.
-----------------------------------------------------------------------------------------------------------------------------------
                                           Trustees who are an interested person of Acorn:
-----------------------------------------------------------------------------------------------------------------------------------
Ralph Wanger, 67,                  1994           President, Chief Investment Officer           Wanger Advisors Trust.
Trustee and President*                            and portfolio manager, Liberty WAM
                                                  and WAM since 1992; principal, WAM
                                                  from July 1992 until September 29,
                                                  2000; president, WAM Ltd. from July
                                                  1992 to September 29, 2000;
                                                  president and director, WAM
                                                  Acquisition GP, Inc. since
                                                  September 29, 2000; president,
                                                  Wanger Advisors Trust; director,
                                                  Wanger Investment Company plc.
-----------------------------------------------------------------------------------------------------------------------------------
Charles P. McQuaid, 48             1994           Portfolio manager and director of             None.
Trustee and Senior Vice                           research, Liberty WAM and WAM since
President                                         July 1992; Principal, WAM from July
                                                  1992 to September 29, 2000; senior
                                                  vice president, Wanger Advisors
                                                  Trust.
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Officers of Acorn:
-----------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton,              2001           Treasurer of the Liberty Funds and            None.
37,                                               of the Liberty All-Star Funds since
Assistant Treasurer                               December, 2000 (formerly controller
                                                  of the Liberty Funds and of the
                                                  Liberty All-Star Funds from
                                                  February 1998 to October 2000);
                                                  Treasurer of the Stein Roe Funds
                                                  since February 2001 (formerly
                                                  controller from May 2000 to
                                                  February 2001); senior vice
                                                  president of Liberty Funds Group
                                                  since January 2001 (formerly vice
                                                  president of Colonial Management
                                                  Assocaties from February 1998 to
                                                  October 2000); Senior Tax Manager,
                                                  Coopers & Lybrand, LLP from April
                                                  1996 to January 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Diane M. Dustin, 33,               2001           Blue sky administrator, Liberty               None.
Assistant Secretary                               Funds Group.
-----------------------------------------------------------------------------------------------------------------------------------
Maureen E. Dustin, 42,             2001           Blue sky administrator, Liberty               None.
Assistant Secretary                               Funds Group.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Jacobs, 40,               2001           Assistant vice president, Liberty             None.
Assistant Secretary                               Funds Group since June 2000; senior
                                                  legal product manager, First Union
                                                  Corp. September 1999 to June 2000;
                                                  prior thereto, senior legal product
                                                  manager, Colonial Management
                                                  Associates.
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 42,             1995           Chief financial officer, Liberty              None.
Assistant Treasurer                               WAM and WAM since April 2000;
                                                  assistant treasurer, Wanger
                                                  Advisors Trust; fund controller,
                                                  Liberty WAM and WAM since September
                                                  1995; prior thereto, treasurer of
                                                  the Stein Roe Mutual Funds;
                                                  director, New Americas Small Cap
                                                  Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Bruce H.Lauer, 44,                 1995           Chief operating officer, Liberty              None.
Vice President, Assistant                         WAM and WAM since April 1995;
Secretary and Treasurer                           principal, WAM from January 2000 to
                                                  September 29, 2000; vice president,
                                                  treasurer and assistant secretary,
                                                  Wanger Advisors Trust; director,
                                                  Wanger Investment Company plc and
                                                  New Americas Small Cap Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Robert A. Mohn, 40,                1997           Analyst and portfolio manager,                None.
Vice President                                    Liberty WAM and WAM since August
                                                  1992; principal, WAM from 1995 to
                                                  September 29, 2000; vice president,
                                                  Wanger Advisors Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Todd Narter, 37,                   2001           Analyst and portfolio manager,                None.
Vice President                                    Liberty WAM and WAM since June
                                                  1997; vice president, Wanger
                                                  Advisors Trust; prior thereto,
                                                  product manager for Teradyne
                                                  (1990-1997).
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Olson, 38              2001           Analyst and portfolio manager,                None.
Vice President                                    Liberty WAM since January 2001;
                                                  vice president, Wanger Advisors
                                                  Trust; prior thereto, director and
                                                  portfolio strategy analyst with UBS
                                                  Asset Management/Brinson Partners.
-----------------------------------------------------------------------------------------------------------------------------------
John H. Park, 34,                  1998           Analyst and portfolio manager,                None.
Vice President                                    Liberty WAM and WAM since July
                                                  1993; principal, WAM from 1998 to
                                                  September 29, 2000; vice president,
                                                  Wanger Advisors Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Vincent P. Pietropaolo,            2001           Vice president and Counsel, Liberty           None.
36, Assistant Secretary                           Funds Group since December 1999;
                                                  Associate, Morgan Lewis & Bockius,
                                                  October 1998 to December 1999;
                                                  product manager, Putnam Investments
                                                  April 1997 to October 1998;
                                                  contracting attorney May 1996 to
                                                  April 1997.
-----------------------------------------------------------------------------------------------------------------------------------
Leah J . Zell, 52,                 1994           Analyst, and portfolio manager,               None.
Vice President*                                   Liberty WAM and WAM since July
                                                  1992; vice president, Wanger
                                                  Advisors Trust; director and
                                                  managing member of trust committee,
                                                  Chai Trust Company.
-----------------------------------------------------------------------------------------------------------------------------------

The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is 165 Eileen Way, Syosset, New York 11791. The address for Mr. Muchin is 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Messrs. Connaughton, Jacobs, Pietropaolo, and Mesdames Diane Dustin and Maureen Dustin is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111. Acorn's Statement of Additional Information includes additional information about Acorn's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

                                                 Liberty Funds Distributor, Inc.
                                                            One Financial Center
                                                           Boston, MA 02111-2621
                                                                  1-800-426-3750
                                                            www.libertyfunds.com

*     Mr. Wanger and Ms. Zell are married to each other.

Important Information About This Report

The Transfer Agent for Liberty Acorn Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Investment Advisor for Liberty Acorn Funds is:

Liberty Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, IL 60606-5016
800-922-6769

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Acorn Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Acorn Funds

                              Give me Liberty.(SM)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

Liberty Acorn Funds Annual Report, December 31, 2001

[LOGO] LIBERTY
       ----------
            FUNDS

Liberty Funds Distributor, Inc. (C) 2001
One Financial Center Boston, MA 02111-2621
800-426-3750 www.libertyfunds.com

                                               ACN-02/476I-0102 (02/02) (02/388)

                              Give me Liberty.(SM)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.

Liberty Acorn Funds Annual Report, December 31, 2001               -------------
                                                                     PRSRT STD
[LOGO] LIBERTY                                                     U.S. POSTAGE
       ----------                                                     PAID
            FUNDS                                                  HOLLISTON, MA
                                                                   PERMIT NO. 20
Liberty Funds Distributor, Inc. (C) 2001                           -------------
One Financial Center Boston, MA 02111-2621
800-426-3750 www.libertyfunds.com

                                               ACN-02/476I-0102 (02/02) (02/388)